UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12.

CA, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

June [__], 2016
To Our Stockholders:
On behalf of the Board of Directors and management of CA, Inc., you are cordially invited to our 2016 annual meeting of stockholders. The meeting will be held on August 3, 2016 at 10:00 a.m. Eastern Daylight Time. Our annual meeting will be a virtual meeting held over the Internet. You will be able to attend the annual meeting and vote your shares electronically during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/CA2016 and entering the 16-digit control number provided in your proxy materials.
Additional details about the meeting, including the formal agenda, are contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. During the virtual meeting, there also will be remarks from management and a period during which you will be able to submit questions.
Whether or not you plan to attend the virtual meeting, please vote your shares by following the instructions in the accompanying materials.
Thank you for your consideration and continued support.
Sincerely,

Arthur F. Weinbach	Michael P. Gregoire
Chairman of the Board	Chief Executive Officer

SAVE RESOURCES: PLEASE SIGN UP FOR EMAIL DELIVERY

If you received this Proxy Statement and our Annual Report by mail, we encourage you to conserve natural resources, as well as significantly reduce our printing and mailing costs, by signing up to receive your stockholder communications via email. With electronic delivery, you will be notified via email as soon as the Proxy Statement and Annual Report are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also help reduce the number of documents in your personal files.

If you would like to view future Proxy Statements and Annual Reports over the Internet instead of receiving paper copies, you can elect to do so by voting at www.proxyvote.com and providing your email address through that website after you vote. Your election to view these documents over the Internet will remain in effect until you elect otherwise. If you choose to view future Proxy Statements and Annual Reports over the Internet, next year you will receive an email with instructions on how to view those materials and vote.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of CA, Inc.:
Notice is hereby given that the 2016 annual meeting of stockholders of CA, Inc. will be held on Wednesday, August 3, 2016, at 10:00 a.m. Eastern Daylight Time. The annual meeting will be a virtual meeting held over the Internet. You will be able to attend the annual meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/CA2016 and entering the 16-digit control number provided in your proxy materials.
The annual meeting will be held for the following purposes:

(1)	to elect 11 directors, each to serve until the next annual meeting and until his or her successor is duly elected and qualified;

(2)	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017;

(3)	to approve, by non-binding vote, the compensation of our Named Executive Officers;

(4)	to re-approve the CA, Inc. 2011 Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code;

(5)	to ratify the November 2015 Stockholder Protection Rights Agreement; and

(6)	to transact any other business that properly comes before the meeting and any adjournment or postponement of the meeting.
The Board of Directors fixed the close of business on June 6, 2016 as the record date for determining the stockholders who are entitled to notice of and to vote at the meeting and any adjournment or postponement.
A list of stockholders of record entitled to vote at the annual meeting will be available for inspection upon the request of any stockholder for any purpose germane to the meeting at our principal executive offices, 520 Madison Avenue, New York, New York 10022, during the 10 days before the meeting, during ordinary business hours, and online during the annual meeting at www.virtualshareholdermeeting.com/CA2016.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 3, 2016:
The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders
are available on the Internet at www.proxyvote.com.

Whether or not you expect to attend the virtual annual meeting, please vote your shares by following the instructions contained in the accompanying Proxy Statement.
Sincerely,

Michael C. Bisignano
Executive Vice President, General Counsel and Corporate Secretary
New York, New York
June [__], 2016

CA, INC.
520 Madison Avenue
New York, New York 10022
PROXY STATEMENT
GENERAL INFORMATION
Introduction
This Proxy Statement is furnished to the holders of the common stock, par value $0.10 per share, of CA, Inc. (“Common Stock”) in connection with the solicitation of proxies by our Board of Directors for use at our 2016 annual meeting of stockholders and any adjournment or postponement of the meeting. The meeting will be held on August 3, 2016 at 10:00 a.m. Eastern Daylight Time. The annual meeting will be a completely virtual meeting held over the Internet. You will be able to attend the annual meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/CA2016 and entering the 16-digit control number provided in your proxy materials. The matters expected to be acted upon at the meeting are set forth in the preceding Notice of Annual Meeting of Stockholders. At present, the Board of Directors knows of no other business to come before the meeting.
When this Proxy Statement refers to the “Company,” “we,” “us,” or “our,” it is referring to CA, Inc.
Availability of Proxy Materials
On June [__], 2016, we mailed our stockholders a notice regarding the availability of proxy materials on the Internet (“Notice of Internet Availability”) containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report for the fiscal year ended March 31, 2016. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote over the Internet, or have been mailed paper copies of our proxy materials and a proxy card or a vote instruction form from their bank or broker.
If you want to receive a paper or email copy of the proxy materials, you may request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in the Notice of Internet Availability by July 20, 2016 to facilitate timely delivery.

Virtual Annual Meeting

This year’s annual meeting will be a completely virtual meeting and will be webcast live at
www.virtualshareholdermeeting.com/CA2016. A replay of the annual meeting audio webcast will be available on our website for approximately one year from the date of the annual meeting.

A summary of the information you need to attend the annual meeting online is provided below:

•	instructions on how to attend the annual meeting are posted at www.virtualshareholdermeeting.com/CA2016;

•
stockholders will need to use the 16-digit control number provided in your proxy materials to attend the annual meeting and listen live to the webcast over the Internet at www.virtualshareholdermeeting.com/CA2016;

•	only stockholders as of the record date may vote or submit questions while attending the annual meeting; and

•	stockholders with questions regarding how to attend and participate in the annual meeting may call 1-855-449-0991 on the date of the annual meeting.
Record Date; Voting Rights; Quorum
Only stockholders of record at the close of business on June 6, 2016 are entitled to notice of the annual meeting and to vote at the meeting or any adjournment or postponement. On June 6, 2016, we had outstanding [__________] shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock, present or represented by proxy at the meeting, will constitute a quorum. For additional information, please see “How Proxy Votes Are Tabulated,” below.
Stockholders of Record; Street Name Stockholders
If your shares of Common Stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “stockholder of record” with respect to those shares, and the Notice of Internet Availability (and, if applicable, the mailed or emailed proxy materials) is sent directly to you. If your shares are held in an account at a bank, broker, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability (and, if applicable, the mailed or emailed proxy materials) is forwarded to you by that firm.
Whether you are a stockholder of record or hold your shares in “street name,” you may direct your vote without participating in the online annual meeting. If you are a stockholder of record, you may vote by your shares over the Internet or by telephone by following the instructions on the Notice of Internet Availability. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity. If you are the beneficial owner of shares held in “street name,” you may be eligible to vote your shares electronically over the Internet or by telephone by following the instructions on the Notice of Internet Availability. If you request printed copies of the proxy materials by mail, you may also vote by signing the voter instruction form provided by your bank or broker and returning it by mail. If you provide specific directions to your broker or nominee on how to vote by mail, telephone or over the Internet, your shares will be voted by your broker or nominee as you have directed.
We may reimburse those firms for reasonable fees and out-of-pocket costs incurred in forwarding the Notice of Internet Availability (and, if applicable, the mailed or emailed proxy materials) to you.
Proxy Solicitation
We will bear the cost of our soliciting proxies. In addition to using the Internet, our directors, officers and employees may solicit proxies in person and by mailings, telephone, facsimile, or electronic transmission, for which they will not receive any additional compensation. We will also make arrangements with brokers and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of Common Stock held by those persons, and we may reimburse those custodians, nominees and fiduciaries for reasonable fees and out-of-pocket expenses incurred. We have retained Morrow & Co., LLC to assist us in soliciting proxies for a fee of $7,500, plus expenses.

How to Vote
You may vote in the following ways:

•	By Internet: You may vote your shares by Internet at www.proxyvote.com.

•	By telephone: If you are located in the United States or Canada, you may vote your shares by calling 1-800-690-6903.

•	By mail: You may vote by mail if you receive a printed copy of the proxy materials, which will include a proxy card.

•
Via the Virtual Meeting Website: Even if you plan to attend and participate in our online annual meeting, we encourage you to vote over the Internet or by telephone as described above, or by returning a proxy card following your request of printed materials. This will ensure that your vote will be counted if you are unable to, or later decide not to, participate in the online annual meeting. Whether you are a stockholder of record or hold your shares in “street name,” you may vote online at the annual meeting. You will need to enter the 16-digit control number provided in your proxy materials to vote your shares at the virtual annual meeting.

Unless you attend and vote at the online annual meeting, we must receive your vote by 11:59 p.m., Eastern Daylight Time, on August 2, 2016, the day before the online annual meeting, in order for your vote to be counted.
How Proxy Votes Are Tabulated
Only the shares of Common Stock represented by valid proxies received and not revoked will be voted at the meeting. Votes cast at the meeting by proxy or via the virtual meeting website will be tabulated by the Inspector of Election. The Inspector of Election will treat shares of Common Stock represented by a valid proxy as present at the meeting for purposes of determining a quorum, whether or not the proxy is marked as casting a vote or abstaining on any or all matters.
If you are a beneficial owner of shares held in street name and do not provide the firm that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the firm that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm — is a routine matter on which brokers can vote on behalf of their clients if clients do not furnish voting instructions. All other proposals are non-routine matters.
If the firm that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, it will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” “Broker non-votes” are treated as present for purposes of determining a quorum, but are not counted as votes “for” or “against” the matter in question or as abstentions, and they are not counted in determining the number of votes present for the particular matter.
If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

•	sign and return a proxy card without giving specific voting instructions, then the proxy holders (i.e., the persons named in the proxy card provided by our Board of Directors) will vote your shares in the manner recommended by our Board of Directors on all matters presented in this

Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting or any adjournment or postponement of the meeting.
If any other business properly comes before the meeting or any adjournment or postponement of the meeting, it is the intention of the proxy holders named in the Board of Directors’ accompanying proxy card to vote the shares represented by the proxy card on those matters in accordance with their best judgment.
Vote Required to Approve Proposals
Assuming that a quorum is present at the meeting, the following votes are required under our governing documents and Delaware state law:

Item	Vote Required	Effect of Abstentions and Broker Non-Votes on Vote Required
Proposal 1 – Election of directors	A majority of votes cast with regard to a director (which means that the number of votes cast “for” the director must exceed the number of votes cast “against” a director)	Abstentions and broker non-votes will have no effect on the election of directors since only votes cast “for” and “against” a director will be counted
Proposal 2 – Ratification of appointment of independent registered public accounting firm	Approval of a majority of shares present or represented by proxy and entitled to vote on the proposal	Abstentions will have the effect of a vote “against” the proposal If your broker holds shares in your name, the broker, in the absence of voting instructions from you, is entitled to vote your shares
Proposal 3 – Approval, by non-binding vote, of the compensation of our Named Executive Officers	Approval of a majority of shares present or represented by proxy and entitled to vote on the proposal	Abstentions will have the effect of a vote “against” the proposal Any broker non-votes will reduce the absolute number, but not the percentage, of affirmative votes needed for approval
Proposal 4 – Re-approval of the CA, Inc. 2011 Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code	Approval of a majority of shares present or represented by proxy and entitled to vote on the proposal	Abstentions will have the effect of a vote “against” the proposal Any broker non-votes will reduce the absolute number, but not the percentage, of affirmative votes needed for approval
Proposal 5 – Ratification of the November 2015 Stockholder Protection Rights Agreement	Approval of a majority of shares present or represented by proxy and entitled to vote on the proposal	Abstentions will have the effect of a vote “against” the proposal Any broker non-votes will reduce the absolute number, but not the percentage, of affirmative votes needed for approval
How to Revoke Your Proxy

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may revoke your proxy by submitting a written notice of revocation to the Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022. You may also revoke a previously submitted proxy by voting again on a later date over the Internet, by telephone or by signing and returning a new proxy card by mail (only your latest proxy submitted prior to the annual meeting will be counted), or by attending and voting at the online annual meeting. Your attendance at the online annual meeting will not automatically revoke your proxy unless you enter your 16-digit control number and vote again online at the annual meeting via the annual meeting website.
Householding
If you and other residents with the same last name at your mailing address own shares of Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of an annual report and proxy statement is known as “householding.” You and such other residents will each receive a separate Notice of Internet Availability and proxy card with your own 16-digit control number, but all of those notices and proxy cards will be placed in one package addressed to the household. If you received a householding communication, your broker will send one copy of this Proxy Statement and our Annual Report for the fiscal year ended March 31, 2016 to your address unless contrary instructions were given by any stockholder at that address. If you received more than one copy of this Proxy Statement and our Annual Report this year and you wish to reduce the number of copies you receive in the future and save us the cost of printing and mailing these documents, please contact your bank or broker.
You may revoke your consent to householding at any time by sending your name, the name of your bank or broker, and your account number to our Investor Relations Department at the address below. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of the Proxy Statement and our Annual Report for this year, but you would prefer to receive your own copies, we will send a copy of the Proxy Statement and Annual Report to you if you send a written request to CA, Inc., Investor Relations Department, 520 Madison Avenue, New York, New York 10022, or contact our Investor Relations Department at 1-800-225-5224.
Annual Report to Stockholders
Our Annual Report for the fiscal year ended March 31, 2016 accompanies this Proxy Statement and is also available on the Internet. Please follow the instructions in the Notice of Internet Availability if you want to review our Annual Report online. Our Annual Report contains financial and other information about us. The Annual Report is not a part of this Proxy Statement.

CORPORATE GOVERNANCE
The Board of Directors is responsible for oversight of the management of the Company. The Board has adopted Corporate Governance Principles, which along with the Company’s charter and By-laws, and the charters of the committees of the Board, provide the framework for the governance of the Company.
Corporate Governance Principles
We periodically consider and review our Corporate Governance Principles. Our current Corporate Governance Principles can be found, together with other corporate governance information, on our website at www.ca.com/invest. The Board also evaluates the principal committee charters from time to time, as appropriate.
Code of Conduct
We maintain a Code of Conduct that qualifies as a “code of ethics” under applicable Securities and Exchange Commission (“SEC”) regulations. Our Code of Conduct is applicable to all employees and directors, and is available on our website at www.ca.com/invest. Any waiver of a provision of our Code of Conduct that applies to our directors or executive officers will be contained in a report filed with the SEC on Form 8-K or will be otherwise disclosed as permitted by law or regulation.
Each of our Corporate Governance Principles and our Code of Conduct is available free of charge in print to any stockholder who requests a copy by writing to our Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022.
Board Leadership Structure
The Board is currently led by our non-executive Chairman of the Board, Arthur F. Weinbach, who is an independent director. Our Corporate Governance Principles do not specify a policy with respect to the separation of the positions of Chairman and Chief Executive Officer or with respect to whether the Chairman should be a member of management or a non-management director. The Board recognizes that there is no single, generally accepted approach to providing Board leadership, and given the dynamic and competitive environment in which we operate, the Board’s leadership structure may vary as circumstances warrant. The Board has determined that the leadership of the Board is currently best conducted by an independent Chairman.
The Chairman provides overall leadership to the Board in its oversight function, while the Chief Executive Officer, Michael P. Gregoire, provides leadership with respect to the day-to-day management and operation of our business. We believe the separation of the offices allows Mr. Weinbach to focus on managing Board matters and allows Mr. Gregoire to focus on managing our business. In addition, we believe the separation of the offices enhances the objectivity of the Board in its management oversight role. To further enhance the objectivity of the Board, all members of our Board are independent except our Chief Executive Officer.
Board Role in Risk Oversight
Our management is responsible for managing risks affecting the Company, including identifying, assessing and appropriately mitigating risk. The responsibilities of the Board include oversight of the Company’s risk management processes, including working with management to establish and monitor the Company’s risk appetite.
The Board exercises its risk oversight responsibilities primarily through its Compliance and Risk Committee, which regularly reviews and discusses with management the Company’s risk appetite and the significant risks that may affect our enterprise. Our Executive Vice President and Chief Financial Officer (whose department includes our enterprise risk management function) reports to the Compliance and Risk Committee with respect to the Company’s enterprise risk management function (including operational, financial, strategic, legal and regulatory risks). Our Executive Vice President and General Counsel (whose department includes our chief ethics and compliance officer) reports to the Compliance and Risk Committee with respect to the Company’s business practices and compliance functions.
The other committees of the Board also provide risk oversight associated with their respective areas of responsibility. For example, the Audit Committee oversees risks related to our financial statements, our financial reporting processes, our internal control processes and accounting matters. In addition, the Compensation and Human Resources Committee provides oversight with respect to risks related to our compensation practices. The Corporate Governance Committee oversees risks related to our corporate governance structure and processes. In fulfilling their oversight responsibilities, all committees receive regular reports on their respective areas of responsibility from members of management. The Chair of each committee, in turn, reports regularly to the full Board on matters including risk oversight.
The Board believes that the Company’s current Board and committee leadership structure helps to promote more effective risk oversight by the Board.
Director Independence
The Board has determined that 10 of the nominees for election at the annual meeting (all of the nominees other than Mr. Gregoire) are independent under The NASDAQ Stock Market LLC (“NASDAQ”) listing requirements and our Corporate Governance Principles. Mr. Gregoire is deemed not to be independent because he is our Chief Executive Officer.
In the course of the Board’s determination regarding the independence of each non-employee director, the Board considers transactions, relationships and arrangements as required by the independence guidelines contained in our Corporate Governance Principles. There were no transactions, relationships or arrangements outside of the independence guidelines that required review by the Board for purposes of determining whether the directors were independent.
All members of the Audit, Compensation and Human Resources, and Corporate Governance Committees are independent directors as defined by NASDAQ listing requirements and our Corporate Governance Principles. Members of the Audit Committee also satisfy the separate independence requirements of the SEC.
The independence guidelines contained in our Corporate Governance Principles are available on our website at www.ca.com/invest.
Board Committees and Meetings
The Board of Directors has established four principal committees — the Audit Committee, the Compensation and Human Resources Committee, the Corporate Governance Committee, and the Compliance and Risk Committee — to carry out certain responsibilities and to assist the Board in meeting its fiduciary obligations. These committees operate under written charters, which have been adopted by the respective committees and by the Board. The charters of the current committees can be reviewed on our website at www.ca.com/invest and are also available free of charge in print to any stockholder who requests them by writing to our Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022.
During fiscal year 2016, the Board of Directors met 15 times. The independent directors meet at all regular Board meetings in executive session without any non-independent director or member of management present. Mr. Weinbach, who is an independent director, presided at these executive sessions. During fiscal year 2016, each incumbent director attended, in the aggregate, more than 75% of the Board meetings and meetings of the Board committees on which the director served.

The current members of the Board’s four principal committees are as follows:

Independent Directors	Audit	Compensation and Human Resources	Corporate Governance	Compliance and Risk
Jens Alder	X			X (Chair)
Raymond J. Bromark	X (Chair)			X
Gary J. Fernandes		X		X
Rohit Kapoor	X		X
Jeffrey G. Katz	X			X
Kay Koplovitz		X	X
Christopher B. Lofgren		X	X (Chair)
Richard Sulpizio		X (Chair)	X
Laura S. Unger		X		X
Renato (Ron) Zambonini		X	X
Number of Meetings in Fiscal Year 2016	6	8	5	3
Information about the principal responsibilities of these committees appears below.
Audit Committee
The general purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:

•	the audits of our financial statements and the integrity of our financial statements and internal controls;

•
the qualifications and independence of our independent registered public accounting firm (including the Committee’s direct responsibility for the engagement of the independent registered public accounting firm);

•	the performance of our internal audit function and independent registered public accounting firm; and

•	our accounting and financial reporting processes.
The Board has determined that Messrs. Bromark and Kapoor qualify as “audit committee financial experts” and that all members of the Audit Committee are independent under applicable SEC and NASDAQ rules. Additional information about the responsibilities of the Audit Committee is set forth in the Audit Committee charter.
Compensation and Human Resources Committee
The general purpose of the Compensation and Human Resources Committee is to assist the Board in fulfilling its responsibilities with respect to executive compensation and human resources matters, including to:

•	develop an executive compensation philosophy and objectives and establish principles to guide the design and select the components of executive compensation;

•
approve the amount and the form of compensation, as well as the other terms of employment, of the Company’s executive officers (as defined in the applicable SEC regulations), including the Chief Executive Officer and the other Named Executive Officers (who are identified in the Fiscal Year 2016 Summary Compensation Table, below);

•	evaluate, in coordination with the Corporate Governance Committee and the other independent members of the Board, the performance of the Chief Executive Officer; and

•	recommend to the Board approval of all executive compensation plans and programs.
Additional information about the Compensation and Human Resources Committee’s responsibilities is set forth in the Compensation and Human Resources Committee charter.
Corporate Governance Committee
The general purpose of the Corporate Governance Committee is to assist the Board in fulfilling its responsibilities with respect to our governance, including making recommendations to the Board concerning:

•	the size and composition of the Board, the qualifications and independence of the directors and the recruitment and selection of individuals to stand for election as directors;

•
the organization and operation of the Board, including the nature, size and composition of committees of the Board, the designation of committee chairs, the designation of a Lead Independent Director, Chairman of the Board or similar position, and the distribution of information to the Board and its committees; and

•	the compensation of non-employee directors.
In addition, the Corporate Governance Committee evaluates, in coordination with the Compensation and Human Resources Committee, the performance of the Chief Executive Officer.
Additional information about the Corporate Governance Committee’s responsibilities is set forth in the Corporate Governance Committee charter.
Compliance and Risk Committee
The general purpose of the Compliance and Risk Committee is to assist the Board in fulfilling its responsibilities with respect to oversight of risk management, including to:

•	provide general oversight of our enterprise risk management and compliance functions;

•	provide input to our management in the identification, assessment, mitigation and monitoring of enterprise-wide risks faced by the Company; and

•	provide recommendations to the Board with respect to its review of our business practices and compliance activities and enterprise risk management.
Additional information about the responsibilities of the Compliance and Risk Committee is set forth in the Compliance and Risk Committee charter.
Board Self-Assessment and Director Evaluation
In accordance with our Corporate Governance Principles, the Board of Directors conducts an annual self-assessment of its performance to determine whether the Board and its committees are functioning effectively. As part of this process, each director completes a written questionnaire regarding the effectiveness of the Board and each committee on which the director serves. Additionally, the Chairman of the Board and the Chair of the Corporate Governance Committee coordinate an annual evaluation of the performance of each director. This evaluation includes an interview by the Chairman of the Board with each director to solicit comments regarding the performance of individual directors, as well as an interview by the Chair of the Corporate Governance Committee with each director to solicit comments regarding the performance of individual directors and the Chairman of the Board. Feedback received in response to the written questionnaires and during the interviews is discussed at Board and committee meetings to address any significant issues raised.
Director Nominating Procedures
The Corporate Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Committee will take into consideration the factors specified in our Corporate Governance Principles, as well as the current needs of the Board and the qualifications of the candidate. The Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that those shares have been held. To recommend a candidate for consideration by the Committee, a stockholder must submit the recommendation in writing, including the following information:

•	the name of the stockholder and evidence of the stockholder’s ownership of Common Stock, including the number of shares owned and the length of time the shares have been owned; and

•
the name of the candidate, the candidate’s résumé or a list of the candidate’s qualifications to be a director of the Company, and the candidate’s consent to be named as a director nominee if recommended by the Committee and nominated by the Board.

Recommendations and the information described above should be sent to the Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022.
Once a person has been identified by the Corporate Governance Committee as a potential candidate, the Committee may: collect and review publicly available information regarding the person to assess whether the person should be considered further; request additional information from the candidate and the proposing stockholder; contact references or other persons to assess the candidate; and conduct one or more interviews with the candidate. The Committee may consider that information in light of information regarding any other candidates that the Committee may be evaluating at that time, as well as any relevant director search criteria. The evaluation process generally does not vary based on whether or not a candidate is recommended by a stockholder; however, as stated above, the Committee may take into consideration the number of shares held by the recommending stockholder and the length of time that those shares have been held.
In addition to recommending director candidates to the Corporate Governance Committee, stockholders may also nominate candidates for election to the Board at the annual meeting of stockholders. See “Advance Notice Procedures for Our 2017 Annual Meeting,” below, for more information.
In addition to stockholder recommendations, the Corporate Governance Committee may receive suggestions as to nominees from our directors, officers or other sources, which may be either unsolicited or in response to requests from the Committee for these suggestions. In addition, the Committee may engage search firms to assist it in identifying director candidates.
Communications with Directors
The Board of Directors is interested in receiving communications from stockholders and other interested parties, which would include, among others, customers, suppliers and employees. These parties may contact any member (or members) of the Board or any committee, the non-employee directors as a group, or the Chair of any committee, by mail or electronically. In addition, the Audit Committee is interested in receiving communications from employees and other interested parties, which would include stockholders, customers, suppliers and employees, on issues regarding accounting, internal controls or auditing matters. Any such correspondence should be addressed to the appropriate person or persons, either by name or title, and sent by postal mail to the office of the Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022, or by email to directors@ca.com.

The Corporate Secretary will forward to the applicable directors each communication received as described above in the preceding paragraph other than: spam and similar junk mail and mass mailings; product complaints, product inquiries and new product suggestions; résumés and other job inquiries; surveys; business solicitations or advertisements; and any communication that is deemed unduly hostile, threatening, illegal or similarly unsuitable.
Related Person Transactions
The Board has adopted a Related Person Transactions Policy, which is a written policy governing the review and approval or ratification of Related Person Transactions, as defined in SEC rules.
Under the Related Person Transactions Policy, each of our directors, nominees for director and executive officers must notify the General Counsel and/or the Office of Corporate Secretary of any potential Related Person Transaction involving that person or an immediate family member of that person. The General Counsel and/or the Office of Corporate Secretary will review each potential Related Person Transaction to determine if it is subject to the Related Person Transactions Policy. If so, the transaction will be referred for approval or ratification to the Corporate Governance Committee, which will approve or ratify the transaction only if it determines that the transaction is in, or is not inconsistent with, our best interests and the best interests of our stockholders. In determining whether to approve or ratify a Related Person Transaction, the Corporate Governance Committee may consider, among other things:

•	the fairness to us of the Related Person Transaction;

•	whether the terms of the Related Person Transaction would be on the same basis if the transaction, arrangement or relationship did not involve a related person;

•	the business reasons for us to participate in the Related Person Transaction;

•	the nature and extent of our participation in the Related Person Transaction;

•
whether any Related Person Transaction involving a director, nominee for director or an immediate family member of a director or nominee for director would be immaterial under the categorical standards adopted by the Board with respect to director independence contained in our Corporate Governance Principles;

•
whether the Related Person Transaction presents an actual or apparent conflict of interest for any director, nominee for director or executive officer, the nature and degree of such conflict and whether any mitigation of such conflict is feasible;

•	the availability of other sources for comparable products or services;

•	the direct or indirect nature and extent of the related person’s interest in the Related Person Transaction;

•	the ongoing nature of the Related Person Transaction;

•	the relationship of the related person to the Related Person Transaction and with us and others;

•	the importance of the Related Person Transaction to the related person; and

•	the amount involved in the Related Person Transaction.
The Corporate Governance Committee administers the Related Person Transactions Policy and may review, and recommend amendments to, the Related Person Transactions Policy from time to time.

Related Person Transactions in Fiscal Year 2016

Since the beginning of fiscal year 2016, there have been two Related Person Transactions.

On November 17, 2015, we entered into a Share Repurchase Agreement with Careal Holding AG (“Careal”) pursuant to which we agreed to purchase 22,000,000 shares of Common Stock from Careal for an aggregate purchase price of $584,388,200. The purchase price for each share of Common Stock was $26.8131, which was equal to a 3.00% discount to the arithmetic average of each daily volume weighted average price for the period of 10 trading days preceding and including November 5, 2015 according to Bloomberg. The purchase price for each share of Common Stock payable according to the preceding formula was reduced by a further $0.25 per share, which was the amount of dividend we paid our shareholders during the quarterly period ending on December 31, 2015. The repurchase closed on November 20, 2015. Immediately prior to the execution of the Share Repurchase Agreement, Careal beneficially owned approximately 125,813,380 shares of Common Stock (approximately 28.7% of the issued and outstanding Common Stock). The foregoing transaction was approved by the Board.

In October 2015, we engaged an IT-staffing and consulting company to provide software development services through July 2016.  The total amount of the engagement is estimated to be approximately $206,000, of which we paid $134,000 to the IT-staffing company in fiscal year 2016.  The IT-staffing company in turn engaged John Elster, the brother of Adam Elster, Executive Vice President and Group Executive, Worldwide Sales and Services, as a subcontractor to provide the software development services.  We have been advised by the IT-staffing company that they will pay John Elster a significant portion, but not the entirety, of the fees paid by us under this engagement. The foregoing transaction was approved by the Corporate Governance Committee.
Compensation Committee Interlocks and Insider Participation
During fiscal year 2016, there were no compensation committee interlocks and no insider participation in Compensation and Human Resources Committee decisions that were required to be reported under the rules and regulations of the Securities Exchange Act of 1934, as amended.
Anti-Hedging and Pledging Policies
As part of our policy against insider trading, our directors, officers and other employees are prohibited from purchasing or selling (1) short-term or speculative securities that are based on Company securities and (2) financial instruments designed to hedge or offset any change in the market value of Company securities. Prohibited instruments include prepaid variable forward contracts, puts or calls and other exchange-traded options, swaps, collars, exchange funds and other derivative securities. “Short-sales” of Company securities are also prohibited. Pledging of any Company securities by the Named Executive Officers and directors is not permitted without the approval of the Chief Executive Officer and the Compensation and Human Resources Committee.

COMPENSATION OF DIRECTORS
Only our non-employee directors receive compensation for their services as directors. Fees are paid to non-employee directors under our 2012 Compensation Plan for Non-Employee Directors (the “2012 Plan”). The 2012 Plan also allows the Board of Directors to authorize the payment of additional fees to any eligible director who chairs a committee of the Board or to an eligible director serving as the lead independent director or Chairman of the Board. Currently, all of our non-employee directors receive compensation pursuant to the 2012 Plan.
From time to time, the Board evaluates and establishes the fees payable to non-employee directors. The Board established the current fees in May 2014. The customary process involved a review of non-employee director compensation by the Corporate Governance Committee and the Committee’s recommendation of a proposal to the Board. In conducting its review, the Committee engaged Towers Watson, compensation consultant to the Compensation and Human Resources Committee, to provide advice regarding design, competitive market data and trends, and other pertinent matters.
All non-employee director fees are paid in the form of deferred stock units, but each non-employee director may elect to receive a portion of his or her director fees in cash. The following table shows the annual fees for our non-employee directors and the maximum permissible cash election with respect to those fees.

Annual Fee Description	Fee	Maximum Cash Election
Non-Employee Director	$325,000	$100,000
Chairman of the Board	$100,000	50%
Audit Committee Chair	$25,000	50%
Compensation and Human Resources Committee Chair	$15,000	50%
Corporate Governance Committee Chair	$10,000	50%
Compliance and Risk Committee Chair	$10,000	50%
In settlement of the deferred stock units following termination of service, a director receives shares of Common Stock in an amount equal to the number of deferred stock units in the director’s deferred compensation account. The deferred stock units are settled, at the election of the director, by delivery of shares of Common Stock either in a lump sum or in up to 10 annual installments beginning on the first business day of the calendar year after termination of service.
To further our commitment to support charities, directors are able to participate in our Matching Gifts Program. Under this program, we match contributions by directors up to an aggregate amount of $25,000 per fiscal year by a director to charities approved by us. Upon the mandatory retirement of a director in accordance with our director retirement policy, we also make a one-time donation of $10,000 to a charity specified by the retiring director.
We also provide directors with, and pay premiums for, director and officer liability insurance and we reimburse directors for reasonable expenses incurred in connection with Company business.

The following table includes information about compensation paid to our non-employee directors for the fiscal year ended March 31, 2016.
Fiscal Year 2016 Director Compensation Table

Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(1)(2) ($)	Option Awards ($)	All Other Compensation (3)(4)(5) ($)	Total ($)
J. Alder	103,261	228,266	—	4,904	336,431
R.J. Bromark	112,500	237,500	—	—	350,000
G.J. Fernandes	—	330,202	—	25,000	355,202
M.P. Gregoire(6)	—	—	—	—	—
R. Kapoor	100,000	225,000	—	25,000	350,000
J.G. Katz	100,000	225,000	—	—	325,000
K. Koplovitz	100,000	225,000	—	20,000	345,000
C.B. Lofgren	105,000	230,000	—	14,350	349,350
R. Sulpizio	104,891	229,899	—	25,000	359,790
L.S. Unger	101,739	226,734	—	11,150	339,623
A.F. Weinbach	—	425,000	—	25,000	450,000
R. Zambonini	100,000	225,000	—	—	325,000
__________

(1)
As noted above, all director fees are paid in deferred stock units, except that directors may elect in advance to have a specified portion of those fees paid in cash. The maximum cash election with respect to the $325,000 annual non-employee director fee is $100,000. The maximum cash election for the chairman and committee chair fees is 50% of those fees. The amounts in the “Fees Earned or Paid in Cash” column represent the amounts paid to directors who elected to receive a portion of their director fees in cash.

(2)
As required by SEC rules, this column represents the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation — Stock Compensation” for deferred stock units. The aggregate grant date fair value for deferred stock units is calculated by multiplying the number of deferred stock units by the closing market price of the Common Stock on the date the deferred stock units are credited to a director’s account.

As of March 31, 2016, the following deferred stock units had been credited to each director’s account:

Director	Aggregate Number of Deferred Stock Units
J. Alder	32,467
R.J. Bromark	58,922
G.J. Fernandes	119,667
M.P. Gregoire(6)	—
R. Kapoor	46,806
J.G. Katz	8,161
K. Koplovitz	48,571
C.B. Lofgren	77,256
R. Sulpizio	44,339
L.S. Unger	64,649
A.F. Weinbach	106,820
R. Zambonini	61,478

(3)
The amounts in this column include contributions we made under our Matching Gifts Program in fiscal year 2016. Under our current Matching Gifts Program, we match up to $25,000 of director charitable contributions made in each fiscal year by each director. The contributions we paid or accrued under our Matching Gifts Program in fiscal year 2016 were as follows: Mr. Alder, $4,904; Mr. Fernandes, $25,000; Mr. Kapoor, $25,000; Ms. Koplovitz, $20,000; Mr. Lofgren, $14,350; Mr. Sulpizio, $25,000; Ms. Unger, $11,150; and Mr. Weinbach, $25,000.

(4)
We provide directors with, and pay premiums for, director and officer liability insurance and reimburse directors for reasonable travel and accommodation expenses incurred in connection with Company business, the values of which are not included in this table.

(5)
Directors receive dividend or dividend equivalents on deferred stock units held in their deferred compensation accounts. This amount is not included in the “All Other Compensation” column because the deferred stock units are granted at fair market value, which reflects the expected dividend equivalents to be received.

(6)
As Chief Executive Officer, Mr. Gregoire is compensated as an employee of the Company and, as such, he received no compensation in his capacity as a director in fiscal year 2016. For a description of Mr. Gregoire’s fiscal year 2016 compensation, please see “Compensation and Other Information Concerning Executive Officers,” below.

PROPOSAL 1 — ELECTION OF DIRECTORS
On the recommendation of the Corporate Governance Committee, the Board of Directors has nominated the persons listed below for election as directors at the annual meeting, each to serve until the next annual meeting and until his or her successor is duly elected and qualified. Each of the nominees is an incumbent director.
Gary J. Fernandes, who has been a member of the Board since 2003, will conclude his service as a director when his term expires at the annual meeting pursuant to regular Board succession planning. Accordingly, the Board has authorized a reduction in its size from 12 members to 11 members, effective immediately prior to the election of directors at the annual meeting.  The Board extends its sincere gratitude to Mr. Fernandes for his many years of service.  His service and leadership have provided tremendous value to shareholders, the Board and the Company.  The Board wishes him well in his retirement.
Each of the nominees has confirmed to us that he or she expects to be able to continue to serve as a director until the end of his or her term. If, however, at the time of the annual meeting, any of the nominees named below is not available to serve as a director (an event that the Board does not anticipate), all the proxies granted to vote in favor of that director’s election will be voted for the election of any other person or persons that the Board may nominate.
Our policy is that all directors and nominees should attend our annual meetings of stockholders. Eleven of our 12 directors attended the 2015 annual meeting of stockholders.
Majority Voting
Under our majority voting standard for uncontested elections of directors, a director nominee will be elected only if the number of votes cast “for” exceeds the number of votes “against” the director’s election. In contested elections, the plurality voting standard will apply, under which the nominees receiving the most votes will be elected regardless of whether those votes constitute a majority of the shares voted at the meeting. Under our Corporate Governance Principles, if a director does not receive more votes “for” than votes “against” at an annual meeting of stockholders, generally the Board of Directors will have 90 days from the certification of the vote to accept or reject the individual’s irrevocable resignation that all incumbent directors are required to submit before the mailing of the Proxy Statement for the annual meeting.
Board Composition
The Board of Directors and the Corporate Governance Committee each strive to ensure that the Board is composed of engaged, independent directors with diverse backgrounds, who are committed to representing the long-term interests of our stockholders. Our directors are expected to possess the highest personal and professional ethics, integrity and values. They must have an inquisitive and objective perspective, practical wisdom and mature judgment, and be willing and able to devote sufficient time to fulfill their responsibilities to the Company and our stockholders.
Diversity
The Board does not have a formal policy with respect to diversity. However, the Board and the Corporate Governance Committee each believe that it is essential that the Board members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the long-term interests of the Company’s stockholders.

Board Renewal
The Board and the Corporate Governance Committee each believe it is important to have experienced directors with a deep understanding of the Company’s business as well as other directors who bring fresh perspectives to the Board. In their efforts to identify potential director candidates, the Board and the Corporate Governance Committee consider:

•	the input from the Board’s self-assessment process to identify the backgrounds and expertise that are desired; and

•	the future needs of the Board in light of anticipated director retirements under our director tenure policies.
As a means to ensure orderly Board succession, our director tenure policies (contained in our Corporate Governance Principles) require that:

•	a director may serve only until the annual meeting after the director’s 75th birthday; and

•
the Corporate Governance Committee shall determine whether to recommend to the Board that any action be taken as a result of a director’s retirement from his or her principal occupation or a material change in his or her principal occupation or business association.

The Board’s ongoing assessment of its collective skills, experience and expertise has resulted in the recruitment of three new independent directors since 2011.
Biographical Information and Qualifications of Director Nominees
Set forth below are each nominee’s name, age, principal occupation for at least the last five years and other biographical information, including the year in which each was first elected a director of the Company. In addition, the biographies discuss the particular experience, qualifications, attributes and skills of the director that, in light of the Company’s business and structure, led the Board to conclude that the individual should serve on the Board of the Company.

JENS ALDER	Director since 2011	Age 58
Business Experience
Mr. Alder served as Chief Executive Officer of TDC A/S, Denmark’s largest telecommunications provider, from 2006 to 2008. Prior to that, Mr. Alder served as Chief Executive Officer of Swisscom Ltd., Switzerland’s largest telecommunications provider, from 1999 to 2006 after serving as its Executive Vice President of Network Services and Wholesale from 1998 to 1999.
Current Directorships
Mr. Alder has served as Chairman of the Board of Sanitas Krankenversicherung, a privately held health insurance company based in Switzerland, since 2009, Chairman of the Board of Goldbach Group AG, a publicly held electronic media company based in Switzerland, since 2013, and Chairman of the Board of Alpiq Holding AG, a publicly held energy services provider based in Switzerland, since 2015.
Previous Directorships
Mr. Alder served as Chairman of the Board of RTX Telecom A/S, a publicly held telecommunications component and handset producer based in Denmark, from 2010 to 2014, Chairman of the Board of Industrielle Werke Basel, the state-owned public utility of Basel, Switzerland, from 2010 to 2015, a director of Sunrise Communications AG, a privately held telecommunications company based in

Switzerland, from 2008 to 2010, a director of TA Management A/S, a privately held company supporting Danish banks restructuring distressed companies, from 2009 to 2010, a director of Copenhagen International School, an international school in Denmark, from 2008 to 2010, a director of Neue Zürcher Zeitung AG, a publicly held Swiss newspaper, from 2010 to 2013, and a director of BG Consulting Engineers, a privately held civil engineering group with operations in Switzerland, France and Algeria, from 2011 to 2015.
Qualifications
Mr. Alder’s qualifications include: international experience; extensive experience in the technology industry; leadership experience at large, complex companies; and governance experience as a member or chair of boards of numerous companies.

RAYMOND J. BROMARK	Director since 2007	Age 70
Business Experience
Mr. Bromark is a retired Partner of PricewaterhouseCoopers, LLP (“PwC”), an international accounting and consulting firm. He joined PwC in 1967 and became a Partner in 1980. He was Partner and Head of the Professional, Technical, Risk and Quality Group of PwC from 2000 to 2006, a Global Audit Partner from 1994 to 2000 and Deputy Vice Chairman, Auditing and Business Advisory Services from 1990 to 1994. In addition, he served as a consultant to PwC from 2006 to 2007.
Current Directorships
Mr. Bromark has been a director of YRC Worldwide, Inc., a transportation service provider, since July 2011 and a director of Tesoro Logistics GP, LLC, the general partner of Tesoro Logistics LP, an operator, developer and acquirer of crude oil, refined products and natural gas logistics assets, since March 2011. He chairs the audit/ethics committee of YRC Worldwide, Inc. and also chairs the audit committee of Tesoro Logistics GP, LLC.
Previous Directorships
Mr. Bromark was a director of World Color Press, Inc., a provider of printing services, and chaired its audit committee, from 2009 to 2010 when the company merged into another company.
Other Experience
Mr. Bromark is a member of the American Institute of Certified Public Accountants (the “AICPA”) and in previous years has participated as a member of the University of Delaware’s Weinberg Center for Corporate Governance’s Advisory Board. Mr. Bromark was PwC’s representative on the AICPA’s Center for Public Company Audit Firms’ Executive Committee. He has also been a member of the Financial Accounting Standards Board Advisory Council, the Public Company Accounting Oversight Board’s Standing Advisory Group, the AICPA’s Special Committee on Financial Reporting, the AICPA’s SEC Practice Section Executive Committee and the AICPA’s Ethics Executive Committee.
Qualifications
Mr. Bromark’s qualifications include: extensive experience in accounting, auditing, financial reporting, and compliance and regulatory matters; deep understanding of financial controls and familiarity with large public company audit clients; extensive experience in leadership positions at PwC; and public company governance experience as a member or chair of boards and board committees of public companies.

MICHAEL P. GREGOIRE	Director since 2013	Age 50
Business Experience
Mr. Gregoire has been Chief Executive Officer of the Company since January 2013. Previously, he served as President and Chief Executive Officer of Taleo Corporation (“Taleo”), a provider of on-demand talent management software solutions, from March 2005 until Taleo’s acquisition by Oracle Corporation in April 2012. Mr. Gregoire served as a director of Taleo from April 2005 to April 2012 and served as Taleo’s Chairman of the Board from May 2008 to April 2012. Mr. Gregoire served as Executive Vice President, Global Services and held various other senior management positions at PeopleSoft, Inc., an enterprise software company, from May 2000 to January 2005. Mr. Gregoire served as Managing Director for global financial markets at Electronic Data Systems, Inc., a global technology services company, from 1996 to April 2000, and in various other roles from 1988 to 1996.
Current Directorships
Mr. Gregoire has been a director of Automatic Data Processing, Inc., a provider of human capital management solutions to employers and integrated computing solutions to vehicle dealers, since January 2014. Mr. Gregoire has been a director of NPower, a non-profit information technology services network, since September 2013.
Previous Directorships
As stated above, Mr. Gregoire served as a director of Taleo from April 2005 to April 2012 and served as Taleo’s Chairman of the Board from May 2008 to April 2012. Mr. Gregoire served as a director of ShoreTel, Inc., a provider of business communication solutions, from November 2008 to January 2014. He chaired the compensation committee of ShoreTel, Inc. from July 2010 to January 2014.
Other Experience
Mr. Gregoire has served on the Executive Council of TechNet, a national, bipartisan network of technology CEOs and senior executives that promotes the growth of the innovation economy, since November 2014. Mr. Gregoire serves on the Business Roundtable’s Technology, Internet & Innovation Committee.
Qualifications
Mr. Gregoire’s qualifications include: extensive executive leadership experience with public companies in the software and services sectors, including as Chief Executive Officer of the Company; extensive experience in the technology industry; and public company governance experience as a member of boards and a member and chair of board committees of public companies.

ROHIT KAPOOR	Director since 2011	Age 51
Business Experience
Mr. Kapoor has been Vice Chairman and Chief Executive Officer of ExlService Holdings, Inc. (“EXL Holdings”), a provider of outsourcing and transformation services, since April 2012 and has been a director of EXL Holdings since 2002. Mr. Kapoor co-founded ExlService.com, Inc. (“EXL Inc.”), a wholly owned subsidiary of EXL Holdings, in April 1999. Mr. Kapoor served as EXL Holdings’ President and

Chief Executive Officer from May 2008 to April 2012, its Chief Financial Officer from November 2002 to June 2005 and from August 2006 to March 2007, as its Chief Operating Officer from June 2007 to April 2008 and as President and Chief Financial Officer of EXL Inc. since August 2000. Prior to founding EXL Inc., Mr. Kapoor served as a business head of Deutsche Bank from July 1999 to July 2000. From 1991 to 2000, Mr. Kapoor served in various capacities at Bank of America in the United States and Asia, including India.
Current Directorships
As stated above, Mr. Kapoor has been a director of EXL Holdings since 2002. Mr. Kapoor has been a director of the Tri-State chapter of Pratham USA, an education non-profit organization, since March 2014.
Qualifications
Mr. Kapoor’s qualifications include: extensive leadership experience at a public company; extensive accounting experience; international experience; entrepreneurial experience; governance experience as a member of the board of a public company; and a deep understanding of operational efficiencies.

JEFFREY G. KATZ	Director since 2015	Age 60
Business Experience
Jeffrey G. Katz served as Chief Executive Officer of Wize Commerce, Inc., a provider of online monetization and traffic acquisition technology solutions, from 2010 to 2014. Prior to joining Wize Commerce, Mr. Katz served as President and Chief Executive Officer of LeapFrog Enterprises, Inc., a provider of digital educational entertainment solutions for children, from 2006 to 2010. In addition, he served as the Executive Chairman of LeapFrog Enterprises from 2010 to 2011. Previously, Mr. Katz served as the Founding Chairman, President and Chief Executive Officer of Orbitz Worldwide, Inc., a global online travel company from 2000 to 2004. Mr. Katz also served as Chief Executive Officer of Swissair, formerly Switzerland’s national airline, and held various leadership positions at American Airlines Group, Inc. (formerly AMR Corporation) and Lawrence Livermore National Laboratory, a federal science research facility.
Current Directorships
Mr. Katz has served as a director of R.R. Donnelley & Sons Company, a digital and print communications business, since 2013.
Previous Directorships
Mr. Katz served as a director of Digital River, Inc., a provider of online commerce, payments and marketing solutions, from 2014 to 2015, LeapFrog Enterprises from 2005 to 2011, Northwest Airlines Corporation from 2005 to 2008 and Orbitz from 2000 to 2004.
Qualifications
Mr. Katz’s qualifications include: extensive executive leadership experience at large, complex companies; extensive experience in the technology industry; international experience; and governance experience as a member or chair of boards and board committees of public companies.

KAY KOPLOVITZ	Director since 2008	Age 71
Business Experience
Ms. Koplovitz has been Chairman and Chief Executive Officer of Koplovitz & Co., LLC, a media and investment firm, since 1998. She is a founder of USA Network, an international cable television programming company, and served as its Chairman and Chief Executive Officer from 1977 to 1998. Ms. Koplovitz launched the Sci-Fi Channel (currently Syfy) in 1992. In 2001, Ms. Koplovitz co-founded Boldcap Ventures, a venture capital fund focused on investing in early to mid-stage companies, primarily in the healthcare and technology sectors, of which she is a governing board member. In 2016, Ms. Koplovitz co-founded the Springboard Fund to invest in companies in technology and life science led by women.
Current Directorships
Ms. Koplovitz serves on the boards of Time Inc., a media and publishing company, Ion Media Networks, Inc., a privately held television and media company, The Paley Center for Media (formerly the Museum of Television and Radio) (where she has emeritus status), and the International Tennis Hall of Fame, and as Chairman of Springboard Enterprises, a non-profit organization that supports emerging growth ventures led by women.
Previous Directorships
Ms. Koplovitz was a director of General Reinsurance Corporation, a property/casualty and life/health reinsurance company, from 1990 to 1998, was a director of Nabisco, a manufacturer of cookies and snacks, from 1992 to 2000, served as a director and member of the governance committee of Oracle Corporation, a database software and middleware company, from 1998 to 2001, was a director of Instinet Group, Inc., an electronic brokerage services provider, from 2001 to 2007, served as Chairman of Joy Berry Enterprises, Inc., a privately held publisher of children’s books, from 2008 to 2013, was a director of Kate Spade & Company (formerly Fifth & Pacific Companies, Inc. and Liz Claiborne, Inc.), a designer and marketer of fashion apparel and accessories, from 1992 to 2015, where she also served as non-executive Chairman of the Board from 2007 to 2013, and, as stated above, served as Chairman of USA Network from 1977 to 1998.
Other Experience
Ms. Koplovitz is a member of the Board of Visitors, College of Letters and Science at the University of Wisconsin-Madison.
Qualifications
Ms. Koplovitz’s qualifications include: extensive executive leadership experience at a large, complex company; entrepreneurial experience; extensive marketing and sales experience; technology experience; venture capital investment experience; and public company governance experience as a member or chair of boards and board committees of public companies.

CHRISTOPHER B. LOFGREN	Director since 2005	Age 57
Business Experience
Mr. Lofgren has been President, Chief Executive Officer and a director of Schneider National, Inc. (“Schneider National”), a provider of transportation and logistics services, since 2002. He served as Chief Operating Officer of Schneider National from 2001 to 2002, Chief Executive Officer of Schneider Logistics, a subsidiary of Schneider National, from 2000 to 2001, Chief Information Officer of Schneider

National from 1996 to 2000, and Vice President, Engineering and Systems Development of Schneider National from 1994 to 1996. Prior to joining Schneider National, Mr. Lofgren held several positions at Symantec Corp., a security, storage and systems management solutions company, including Interim General Manager, Director of Engineering and Senior Engineer Manager. Prior to Symantec, Mr. Lofgren was a Senior Staff Engineer with Motorola, Inc., a telecommunications company.
Current Directorships
As stated above, Mr. Lofgren serves as a director of Schneider National. In addition, Mr. Lofgren currently serves on the board of directors of the U.S. Chamber of Commerce and the American Transportation Research Institute, a research trust affiliated with the American Trucking Associations.
Previous Directorships
Mr. Lofgren served as a director of the American Trucking Associations from 2005 to 2013.
Other Experience
Mr. Lofgren currently serves on the Advisory Board of Junior Achievement of Wisconsin in Brown County. He was inducted into the National Academy of Engineering in 2009.
Qualifications
Mr. Lofgren’s qualifications include: extensive executive leadership experience at a large, complex company; extensive technology experience; understanding of regulatory compliance through Schneider National’s highly regulated industry; and international business management experience.

RICHARD SULPIZIO	Director since 2009	Age 66
Business Experience
Mr. Sulpizio served as President and Chief Executive Officer of Qualcomm Enterprise Services, a division of Qualcomm Incorporated (“Qualcomm”) responsible for mobile communications and services to the transportation industry, from December 2009 to February 2013. He served as Senior Advisor of Qualcomm Enterprise Services from February 2013 to November 2013. Mr. Sulpizio served as President and Chief Operating Officer of Qualcomm, a developer of wireless technologies, products and services, from 1998 to 2001 and served in various other executive positions between 1991 and 1998. He served as a director of Qualcomm from 2000 to 2007. Mr. Sulpizio served as President and Chief Executive Officer of MediaFLO, USA, Inc., a Qualcomm subsidiary involved in bringing multimedia services to the wireless industry, from 2005 to 2006. Mr. Sulpizio served as President of Qualcomm Europe in 2004 and President of Qualcomm China from 2002 to 2003. Before joining Qualcomm, Mr. Sulpizio worked for eight years at Unisys Corporation, a worldwide information technology company, and 10 years at Fluor Corporation, an engineering and construction company.
Current Directorships
Mr. Sulpizio has served as a director of ResMed Inc., a global developer, manufacturer and marketer of medical products, since 2005, where he has served on its governance committee and compensation committee.
Previous Directorships
As stated above, Mr. Sulpizio served as a director of Qualcomm from 2000 to 2007.

Other Experience
Mr. Sulpizio serves on the advisory board of the University of California San Diego’s Sulpizio Family Cardiovascular Center.
Qualifications
Mr. Sulpizio’s qualifications include: extensive executive leadership experience at a large, complex, global public company; extensive technology experience; international management experience; and public company governance experience as a member or chair of boards and board committees of public companies.

LAURA S. UNGER	Director since 2004	Age 55
Business Experience
Ms. Unger served as a special advisor to Promontory Financial Group, a global consulting firm for financial services companies, from 2010 to 2014. She served as the Independent Consultant to JPMorgan Chase & Co., a global securities, investment banking and retail banking firm for the global analyst conflict settlement from 2003 to 2010. From 2002 to 2003, Ms. Unger was employed by CNBC, a satellite and cable television business news channel, as a Regulatory Expert. Ms. Unger was a Commissioner of the SEC from 1997 to 2002, and served as Acting Chairperson of the SEC from February to August 2001. Ms. Unger served as Counsel to the U.S. Senate Committee on Banking, Housing and Urban Affairs from 1990 to 1997. Prior to working on Capitol Hill, Ms. Unger was an attorney with the Enforcement Division of the SEC.
Current Directorships
Ms. Unger has served as a director of CIT Group, Inc., a provider of financing to small businesses and middle market companies, since 2010, where she has served as chairman of its nominating and governance committee and member of its audit committee. She has served as a director and member of the audit committee and nominations and governance committee of Navient Corporation, which operates the loan management, servicing and asset recovery business that was previously operated by Sallie Mae, since 2014. Ms. Unger has served as a director of Nomura Securities International, Inc. and Nomura Global Financial Products, Inc., privately held U.S. subsidiaries of Nomura Holdings, Inc., a Japanese financial services provider, since 2015. She also serves as a director of Children’s National Medical Center and Children’s National Medical Center Foundation.
Previous Directorships
Ms. Unger was a director and member of the governance, compensation and audit committees of Ambac Financial Group, Inc., a holding company whose affiliates provide financial guarantees and financial services, from 2002 to 2013, a director and member of the nominating and governance committee and audit committee of the IQ Funds Complex, a group of closed-end mutual funds, from 2008 to 2010, a director and a member of the audit committee of Borland Software Corporation, a provider of software lifecycle management solutions, from 2002 to 2004, and a director and member of the audit committee of MNBA Corporation, a bank holding company, from 2004 to 2006.
Qualifications
Ms. Unger’s qualifications include: government and public policy experience; legal and regulatory experience; extensive leadership experience at government agencies; and public company governance experience as a member or chair of boards and board committees of public companies.

ARTHUR F. WEINBACH	Director since 2008	Age 73
Business Experience
Mr. Weinbach has been Chairman of the Board of the Company since May 2010. From 2007 to June 2010, Mr. Weinbach was Executive Chairman and from July 2010 to November 2011 non-executive Chairman of Broadridge Financial Solutions, Inc., a provider of products and services for securities processing, clearing and outsourcing which was spun off from Automatic Data Processing, Inc. (“ADP”), a provider of business outsourcing solutions. Prior to the spin-off, Mr. Weinbach was associated with ADP from 1980 to 2007, serving as executive Chairman and Chief Executive Officer from 1996 to 2006 and as non-executive Chairman until November 2007. Prior to joining ADP, Mr. Weinbach held various positions at Touche Ross & Co., an accounting firm and a predecessor of Deloitte Touche Tohmatsu, and was a partner from 1975 to 1979.
Current Directorships
Mr. Weinbach has been a director of The Phoenix Companies, Inc., a provider of life insurance and annuity products, since 2008, chairman of its audit committee since 2009 and a member of its compensation committee since 2008.
Previous Directorships
In addition to having served as a director of Broadridge and ADP, including as Chairman of both, Mr. Weinbach served as a director of First Data Corporation, a provider of electronic commerce and payment solutions for merchants, financial institutions and card issuers, from 2000 to 2006, and as a member of its audit committee for much of that period. He was also a director of Schering-Plough Corporation, a pharmaceutical manufacturer, from 1999 to 2009, at which he chaired its audit and finance committees during various times.
Other Experience
Mr. Weinbach is currently a Trustee of New Jersey SEEDS, a non-profit organization providing academic enrichment and leadership programs for high-achieving, low-income youth.
Qualifications
Mr. Weinbach’s qualifications include: extensive financial, accounting and auditing experience; international experience; technology experience; and public company governance experience as a member or chair of boards and board committees of public companies.

RENATO (RON) ZAMBONINI	Director since 2005	Age 69
Business Experience
Mr. Zambonini was Chairman of the Board of Cognos Incorporated (“Cognos”), a developer of business intelligence software, from 2004 until 2008, and a director from 1994 until 2008. Mr. Zambonini was Chief Executive Officer of Cognos from 1995 to 2004, President from 1993 to 2002, and Senior Vice President, Research and Development from 1990 to 1993. Prior to joining Cognos, Mr. Zambonini served as Vice President, Research and Development of Cullinet Software, Inc., a software developer, from 1987 to 1989.
Current Directorships
Mr. Zambonini has served as a director of PTC Inc., a company that develops, markets and supports product development software solutions and related services, since May 2011.

Previous Directorships
In addition to having served as a director of Cognos, including as Chairman, Mr. Zambonini served as a director of Reynolds & Reynolds, a software company servicing automotive dealerships, from 2003 to 2006, and a director of Emergis, Inc., an electronic commerce business, from 2004 to 2008. Mr. Zambonini served on the audit committee of Reynolds & Reynolds and the compensation committee of Emergis, Inc.
Qualifications
Mr. Zambonini’s qualifications include: extensive executive leadership experience at a large, complex, public company; extensive technology experience; and public company governance experience as a member or chair of boards and board committees of public companies.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES LISTED ABOVE (PROPOSAL 1).

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP has been appointed by the Audit Committee to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017. KPMG LLP has been the Company’s independent registered public accounting firm since the fiscal year ended March 31, 2000. The Audit Committee believes that the continued retention of KPMG LLP is in the best interests of the Company and our stockholders. As provided in the Audit Committee’s Charter, (1) the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements and its effectiveness of internal control over financial reporting; and (2) the Audit Committee is directly involved in the selection of its independent registered public accounting firm’s lead engagement partner. Our Audit Committee Charter also provides that periodically the Audit Committee “will consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.”
In determining whether to reappoint KPMG LLP as the Company’s independent registered public accounting firm, the Audit Committee took into consideration a number of factors, including the length of time the firm has been engaged, the quality of the Audit Committee’s ongoing discussions with KPMG LLP, an assessment of the professional qualifications and past performance of the lead engagement partner and KPMG LLP, and the potential impact of changing independent registered public accounting firms. Through more than 16 years of experience with the Company, KPMG LLP has gained institutional knowledge and expertise regarding the Company’s operations, accounting policies and practices and internal control over financial reporting.
In accordance with SEC rules and KPMG LLP’s policies, engagement partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to the Company. For lead and concurring engagement partners, the maximum number of consecutive years of service in those capacities is five years. The process for selection of the Company’s lead engagement partner pursuant to this rotation policy involves a meeting between the Chairman of the Audit Committee and the candidate for the role, discussion by the full Audit Committee and with Company management, as well as discussion between the Chairman of the Audit Committee and KPMG LLP leadership.
Although our By-laws do not require the submission of the selection of our independent registered public accounting firm to our stockholders for approval or ratification, the Audit Committee considers it desirable to obtain the views of our stockholders on that appointment. If our stockholders fail to ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection of the firm as our independent registered public accounting firm for the fiscal year ending March 31, 2017.
A representative of KPMG LLP will be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 2).
Audit and Other Fees Paid to KPMG LLP
The fees billed by KPMG LLP for professional services rendered for the fiscal years ended March 31, 2016 and March 31, 2015 are reflected in the following table:

Fee Category	Fiscal Year 2016 Fees	Fiscal Year 2015 Fees
Audit Fees	$9,597,120	$10,246,065
Audit-Related Fees	2,352,150	1,601,310
Tax Fees	612,694	471,430
All Other Fees	—	30,000
Total Fees	$12,561,964	$12,348,805
Audit Fees
Audit fees relate to: audit work performed in connection with the audit of our financial statements for the fiscal years ended March 31, 2016 and 2015 included in our Annual Reports on Form 10-K; the audit of the effectiveness of our internal control over financial reporting at March 31, 2016 and 2015; the reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q for the fiscal years ended March 31, 2016 and 2015; as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters to underwriters and lenders, statutory audits of foreign subsidiaries, consents to reissue its reports, review of SEC filings and comment letters, and discussions surrounding the proper application of financial accounting and reporting standards.
Audit-Related Fees
Audit-related fees are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including employee benefit plan audits and special procedures required to meet certain regulatory requirements. The audit-related fees for fiscal years 2016 and 2015 primarily include services in connection with: software license compliance; engagements under Statement on Standards for Attestation Engagements No. 16, Reporting on Controls at a Service Organization (formerly Statement on Auditing Standards (“SAS”) No. 70); information systems compliance with the Federal Information Security Management Act; divestitures; feedback and observations regarding management’s implementation of the new revenue standard; benefit plan audits; and greenhouse gas emissions reporting.
Tax Fees
Tax fees reflect all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel. The tax fees for fiscal years 2016 and 2015 primarily include services in connection with international and U.S. tax compliance matters.
All Other Fees
All other fees for fiscal year 2015 represent fees for consulting services related to certain non-financial information systems.
The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of KPMG LLP.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures requiring Audit Committee pre-approval of the performance of all audit, audit-related and non-audit services (including tax services) by our independent registered public accounting firm. The Audit Committee may consult with management in determining which services are to be performed, but may not delegate to management the authority to make these determinations. The Audit Committee has also delegated to its Chairman the authority to pre-approve the performance of audit, audit-related and non-audit services by our independent registered public accounting firm (provided that tax services may be pre-approved only up to $100,000), if such approval is necessary or desirable in between meetings, provided that the Chairman must inform the Audit Committee no later than its next scheduled meeting.
All of the services of KPMG LLP for fiscal years 2015 and 2016 described above were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and internal controls for the fiscal year ended March 31, 2016 with management.
The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable Public Company Accounting Oversight Board standards.
The Audit Committee has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2016 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Raymond J. Bromark, Chair Jens Alder Rohit Kapoor Jeffrey G. Katz
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT ON
EXECUTIVE COMPENSATION
The Compensation and Human Resources Committee (the “Compensation Committee”) has reviewed and discussed with management the following Compensation Discussion and Analysis section of this Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION AND HUMAN RESOURCES COMMITTEE
Richard Sulpizio, Chair Gary J. Fernandes Kay Koplovitz Christopher B. Lofgren Laura S. Unger Ron Zambonini

COMPENSATION DISCUSSION AND ANALYSIS

For fiscal year 2016, our Named Executive Officers (NEOs), as defined by SEC rules, were:	This Compensation Discussion and Analysis is organized in six key sections: Executive Summary
• Michael P. Gregoire, Chief Executive Officer (CEO);
• Richard J. Beckert, Executive Vice President and Chief Financial Officer (CFO);
• Adam Elster, Executive Vice President and Group Executive, Worldwide Sales and Services;
• Ayman Sayed, Executive Vice President, Chief Product Officer; and
• Lauren P. Flaherty, Executive Vice President and Chief Marketing Officer.

○ Fiscal Year 2016 Business Performance Overview
○ Fiscal Year 2016 Executive Compensation Payouts
Compensation Philosophy
Compensation Highlights
○ Fiscal Year 2016 Target Pay Mix
○ Our Incentive Compensation Plan Design
○ Our Compensation Best Practices
○ Our Governance Best Practices
○ Fiscal Year 2016 CEO Compensation At-a-Glance
Fiscal Year 2016 Reported vs. Unrealized/Realized Compensation
Discussion and Analysis
○ Elements of Compensation
○ Designing Compensation Opportunities and Objectives
○ Determining Payouts for Fiscal Year 2016
Other Important Compensation Matters
Performance Measure Definitions

Executive Summary
Fiscal Year 2016 Business Performance Overview
From a financial perspective, we reported for fiscal year 2016:

•	a 1% decline in revenue from fiscal year 2015 in constant currency and 6% as reported to $4.025 billion;

•	GAAP[1] diluted earnings per share from continuing operations increased 13% from fiscal year 2015 in constant currency and declined 2% as reported to $1.78;

•	cash flow from continuing operations of $1,034 million for fiscal year 2016 as reported compared with $1,030 million in fiscal year 2015; and

•	GAAP operating margin of 28%, up one percentage point from fiscal year 2015, and non-GAAP operating margin of 38%, up one percentage point from fiscal year 2015.[2]
__________

[1]	“GAAP” refers to the generally accepted accounting principles in the United States of America.

[2]	A reconciliation of non-GAAP financial measures to comparable GAAP financial measures is included in “Supplemental Financial Information,” below.

In fiscal year 2016, our efforts to reposition the product portfolio, refine our go-to-market strategy and sharpen our focus on customer success have culminated in new sales growth for the year. Although this was a notable improvement relative to prior years, there is still work to do to drive the level of sustained growth that our Company is capable of delivering. Management remains committed to our strategic imperative of delivering long-term growth and profitability.3
Fiscal Year 2016 Executive Compensation Payouts

•	The elements of fiscal year 2016 compensation for our NEOs were unchanged from fiscal year 2015. The components of an NEO’s total direct compensation are:

➢	Annual Base Salary PLUS

➢	Annual Performance Cash Incentive PLUS

➢	Long-term Incentives (delivered through stock options, restricted stock and three-year performance shares)

•	As described in more detail below, the substantial majority of our executive compensation is tied to Company performance.

•	The annual and long-term incentive performance measures and goals are based upon the Company’s fiscal year budget and long-term strategic plan.

•	For fiscal year 2016, our annual incentive plan performance measures are revenue growth, new sales growth and operating margin performance.

•
The Company’s fiscal year 2016 financial and operational results were substantially in line with or exceeded the high expectations the Compensation Committee set for our NEOs at the outset of the fiscal year for new sales growth and operating margin performance. Although the Company fell short with respect to its internal fiscal year 2016 revenue growth target, it exceeded the threshold level of performance required in order for there to be a payout for that performance measure, albeit at a below-target payout level.

•
If the fiscal year 2016 annual performance cash incentive was paid out formulaically at the actual core plan funding level (as described below), the payout would have been approximately 100.15% of target.

•
Given our overall Company performance, including our revenue performance relative to our internal targets, management recommended, and the Compensation Committee agreed, that for fiscal year 2016, it would be appropriate to pay out the fiscal year 2016 annual performance cash incentive at 87.65% of target.

•	The fiscal year 2014-2016 three-year performance share awards were paid at 80.75% of target. The targets for this award were set early in fiscal year 2014.

•
The fiscal year 2016-2018 three-year performance share awards were communicated early in fiscal year 2016 but will not pay out until after fiscal year 2018. The performance measures are similar to those that apply for the fiscal year 2014-2016 performance share awards, measuring three-year growth in revenue, operating margin and cash flow from operations.

__________

[3]
Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for a more detailed description of our fiscal year 2016 financial results.

Compensation Philosophy
The Company’s compensation philosophy is pay-for-performance. This compensation philosophy is intended to align executives’ compensation with performance against the Company’s short-term and long-term performance objectives. The compensation philosophy and compensation program design are also intended to provide compensation and incentives needed to attract, motivate and retain key executives who are crucial to the Company’s long-term success. The manner in which our compensation philosophy is implemented may vary from year to year depending on evolving objectives and challenges. Our plan design for fiscal year 2016 is summarized below.

Compensation Highlights

Fiscal Year 2016 Target Pay Mix

To align pay levels for NEOs with the Company’s performance, our pay mix places greatest emphasis on performance-based incentives. For fiscal year 2016, the target direct compensation for the CEO and other NEOs was as follows:

NEO TARGET TOTAL DIRECT COMPENSATION

90% of the CEO’s (and 82% on weighted average of the other NEOs’) fiscal year 2016 target total direct compensation is “at-risk” and/or performance-based, consistent with our fundamental pay-for-performance philosophy.

We include restricted stock as "at-risk" in our analyses since its value is directly tied to stock price performance and is realized only upon continued employment through the vesting dates. We also believe that the substantial majority of the NEOs’ pay should be payable in Common Stock and subject to long-term Company performance.

76% of the CEO’s (and 64% on weighted average of the other NEOs’) fiscal year 2016 target total direct compensation is payable in Common Stock and subject to long-term Company performance.

Our Incentive Compensation Plan Design

The following illustration summarizes each component of the fiscal year 2016 executive incentive compensation program, and highlights how each component aligns with our pay-for-performance philosophy. The fiscal year 2016 executive incentive compensation program remains substantially similar to the executive incentive program in fiscal year 2015.

The executive compensation incentive plan design uses a combination of business performance metrics and time horizons to promote and reward achievement of key strategic and financial goals, as well as stock price performance, over the short- and long-term.

Our Compensation Best Practices

WHAT WE DO ✓	WHAT WE CHOOSE NOT TO DO ✗
✓ Performance-based Pay. The majority of our executives’ pay is at-risk and/or performance-based. 100% of “at-risk” and/or performance-based compensation is based on the achievement of core business metrics or is subject to market risk based on stock price performance.

✗ Single-trigger Change-in-Control Severance Policy. Our change in control severance policy for our executive officers provides for double-trigger change-in-control benefits.
✓ Appropriate Balance and Mix. Our incentive program provides an appropriate balance of annual and long-term incentives and includes multiple measures of performance that are tied to our strategies and goals and/or stock price performance.

✗ No Guarantees. There is no guaranteed minimum payout under our annual or long-term incentive programs. There is no guaranteed increase in base salary year over year.
✓ Limit Incentive Compensation Payouts. We maintain a cap on executive incentive compensation payments (150-200% of target) under the annual and long-term incentive programs.
✗ No fixed-term employment arrangements. We do not have any employment agreements with NEOs that provide for a fixed term of employment. Employment is at-will and can be terminated any time in accordance with the terms of any applicable employment arrangement or the Executive Severance Policy (as described below).

✓ Cap on Operating Margin Payout.  If the Company does not meet specified performance levels for revenue and new sales growth, payout of the operating margin metric will not exceed 100% of target under the annual performance cash incentive plan.

Our Governance Best Practices

We believe that strong compensation-related governance practices are critical to successfully implementing our pay-for-performance philosophy and serve the interests of our shareholders.

WHAT WE DO ✓	WHAT WE CHOOSE NOT TO DO ✗
✓ Annual Say-on-Pay. We seek stockholder feedback through an annual “say-on-pay” vote. We have achieved strong say-on-pay results, with approval by greater than 93% of votes cast for each of the last three fiscal years.

✗ No Excise Tax Gross-Ups on a Change in Control. None of our executive officers is entitled to excise tax gross-ups in connection with a change in control. (During fiscal year 2016, the only executive officer with a legacy change in control tax gross-up provision agreed to have such provision removed and all excise tax gross-up related provisions were formally removed from our policy.)

WHAT WE DO ✓	WHAT WE CHOOSE NOT TO DO ✗
✓ Clawback. We have a “clawback” policy that applies to incentive compensation if an NEO engages in misconduct that results in substantial restatement of our financial statements. Additional “clawback” provisions apply to certain equity awards in the event of breach of non-competition and other restrictive covenants.

✗ No Other Gross-ups. We do not provide any gross-ups to NEOs, other than for certain relocation-related expenses that are available to all eligible employees.
✓ Independent Advisors. The Compensation Committee has retained compensation consultants and advisors who are independent of Company management.	✗ No Special Retirement or Pensions. There are no special retirement plans or benefits provided only to the NEOs. We do not offer any defined benefit pension or supplemental pensions.
✓ Risk Mitigation. Our use of multiple performance measures, capped payouts, the Committee’s ability to exercise negative discretion and other design features are intended to minimize the incentive for executives to take overly risky actions. We review our incentive plans annually to confirm that they do not give rise to risks that are reasonably likely to have a material adverse effect on the Company.

✗ No Hedging/ Pledging. We prohibit our executives and directors from purchasing or selling derivative securities that are directly linked to our stock or from making “short-sales” of our stock. Pledging of any Company stock is also not permitted without the approval of the CEO and the Compensation Committee.

✓ Stock Ownership Requirements. We have Stock Ownership Requirements ranging from two- to five-times base salary for each NEO. The CEO’s requirement is five times his annual base salary.
✗ No Option Repricing. We prohibit the repricing of stock options. This includes amending outstanding options to lower their exercise price or canceling outstanding options and replacing them with new options.

Fiscal Year 2016 CEO Compensation At-a-Glance

Mr. Gregoire’s fiscal year 2016 target total direct compensation was as follows:

Annual Base Salary: $1,000,000

Target Annual Performance Cash Incentive Opportunity: $1,500,000

•Actual payout was $1,314,750 (87.65% of target)

Target Long-Term Incentive Opportunity, as follows:

•	$1,650,000 in stock options (vesting over 3 years from date of grant);

•	$1,650,000 in restricted stock (vesting over 3 years from date of grant); and

•
$4,950,000 in three-year performance shares (which will be paid out based on achievement against pre-established financial goals for three-year growth in revenue, operating margin and cash flow from operations over fiscal years 2016, 2017 and 2018).

➢	The payout to Mr. Gregoire of the fiscal year 2014-2016 three-year performance shares was 108,644 shares, representing 80.75% of target. This was paid out in Common Stock.

As summarized below, Mr. Gregoire received an increase in his target LTIP for fiscal year 2016 without any change to his base salary or target annual performance cash incentive opportunity. The increase was delivered entirely through equity awards, vesting upon the achievement of certain performance measures, as well as over time. In determining Mr. Gregoire’s most recent increase, the Compensation Committee considered, among other things, competitive market data and his overall performance since joining the Company as CEO. Additional information is provided below under “Designing Compensation Opportunities and Objectives — Designing Salary and Incentive Compensation Opportunities.”
Fiscal Year 2016 Reported vs. Unrealized/Realized Compensation
Since the vast majority of compensation reported in the Summary Compensation Table below represents at-risk pay, we believe it is important to also look at the compensation actually realized each year. The following chart shows the compensation reported in the Fiscal Year 2016 Summary Compensation Table, as well as the compensation that we consider to have been earned or received by our NEOs including the amounts that are not subject to forfeiture (Total Realized Compensation) and the amounts that remain subject to forfeiture (Total Unrealized Compensation).
The following chart is intended to supplement the Summary Compensation Table. The Summary Compensation Table, as required by SEC rules, provides the grant date fair value of all stock options, restricted stock and performance shares granted during the fiscal year. As a result, a significant portion of the total compensation amounts reported in the Summary Compensation Table relate to equity awards that have not fully vested (including performance shares for which the performance period has not been completed) and for which the value is uncertain (and which may deliver no value at all). For example, a portion of the stock awards reflected in the Summary Compensation Table represent fiscal year 2016-2018 three-year performance shares that were granted in fiscal year 2016 but will not be issued until the end of three-year performance period on March 31, 2018, subject to achievement of the applicable performance goals.

Fiscal Year 2016 Reported vs Unrealized/Realized Compensation
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
10,124,521
1,788,171
5,659,899
4,583,204
1,486,311
2,474,147
CEO
All Other NEOs (on average)
Fiscal Year 2016 Total Summary Compensation Table $
Fiscal Year 2016 Total Unrealized Compensation $
Fiscal Year 2016 Total Realized Compensation $

For purposes of the table above:

•
Total Summary Compensation Table compensation comprises the Total Compensation amount from the Fiscal Year 2016 Summary Compensation Table, less the amount in the All Other Compensation column of that table.

•
Total Unrealized Compensation comprises fiscal year 2016 LTIP stock awards that were unvested as of March 31, 2016 and the intrinsic value of fiscal year 2016 LTIP stock options that were unvested as of March 31, 2016.

•
Total Realized Compensation comprises fiscal year 2016 base salary, actual annual performance cash incentive earned for fiscal year 2016, fiscal year 2016 LTIP stock awards that vested during the fiscal year, the intrinsic value of fiscal year 2016 LTIP stock options that vested during the fiscal year and the payout of the fiscal year 2014-2016 performance shares to the eligible executives.

Total Realized Compensation for Messrs. Gregoire, Beckert and Elster and Ms. Flaherty includes the payout of the Fiscal Year 2014-2016 performance shares; Mr. Sayed was not eligible for that award because he was not an employee when the award was granted.
Total Realized Compensation for (i) Mr. Sayed includes the sign-on bonus he received at the time he was hired during fiscal year 2016 and (ii) Ms. Flaherty includes the second installment of the sign-on bonus agreed to at the time of Ms. Flaherty’s hire.
The fiscal year 2016-2018 three-year performance shares are not reflected in Total Realized Compensation, as any payout would not occur until after fiscal year 2018.
The value of the stock awards and stock options was based on a closing price of $30.79 on March 31, 2016, less the applicable exercise price (i.e., the “spread” or intrinsic value) in the case of stock options.
Discussion and Analysis
This section provides more detailed information about our executive compensation program in the following order:
Elements of Compensation
The elements of compensation for the Company’s NEOs for fiscal year 2016 were base salary, annual performance cash incentive compensation, long-term incentive compensation, broad-based employee benefit programs and limited perquisites, supporting a holistic total rewards philosophy, as summarized in the Compensation Dashboard below.

The Company does not have a pre-established policy or target pay mix for allocating between fixed and variable compensation. However, the allocation is influenced by the Compensation Committee’s assessment of the practices of companies in the compensation benchmarking group and the Company’s short-term and long-term strategic objectives. The Compensation Committee believes that executive compensation should incentivize our NEOs to achieve consistent and sustained Company performance at target levels in order to achieve the Company’s strategic, financial and operating objectives. Accordingly, their compensation is heavily weighted towards variable compensation, including annual cash incentives and long-term equity incentives, rather than fixed compensation or base salaries. The numbers in the following Compensation Dashboard reflect the percentage that each compensation element represents of the CEO’s fiscal year 2016 target total direct compensation.
COMPENSATION DASHBOARD — CEO Target Total Direct Compensation

LTIP: RESTRICTED STOCK (20% OF LTIP)
Base Salary
PAY FOR PERFORMANCE
90% OF THE CEO'S TARGET TOTAL DIRECT COMPENSATION IS AT-RISK AND/OR PERFORMANCE-BASED
15%
10%
14%
46%
15%
Annual Performance Cash Incentive
LTIP: 3-YEAR PERFORMANCE SHARES (60% OF LTIP)
LTIP: STOCK OPTIONS (20% OF LTIP)

For the other NEOs, on weighted average, the mix is 18% base salary, 18% annual performance cash incentive, 13% stock options, 13% restricted stock and 38% performance shares.

OTHER ELEMENTS OF NEO COMPENSATION

Benefits and Retirement Programs (e.g., medical, dental, disability and other welfare programs, retirement, deferred compensation, severance, change in control benefits, etc.)	Limited Perquisites (e.g., relocation-alternative housing arrangements, personal use of Company transportation, financial planning, etc.)
NEOs generally participate in the same benefit plans as the broader Company employee population in the U.S.	Perquisites aid in the attraction of executives by providing a limited number of personal benefits that allow executives to have greater focus on business matters and increased productivity.
We also offer a 401(k) defined contribution plan (and related supplemental plans) to U.S. employees. We do not have any defined benefit pension or supplemental pension plans.	Not all NEOs receive or participate in the example perquisites.
Additional details under “Compensation and Other Information Concerning Executive Officers — Other Compensation Arrangements Provided to Our NEOs.”	Additional details are provided below in the Fiscal Year 2016 Summary Compensation Table.
Base Salaries
The Company compensates its NEOs with an annual base salary for services rendered during the year. Base salaries are essential for the attraction and retention of talented executive officers. The annual base salaries for our NEOs are reviewed annually when the Compensation Committee reviews its compensation benchmark information. Base salary does not automatically or necessarily increase each year.
Fiscal Year 2016 Annual Performance Cash Incentive Awards

The annual performance cash incentive award provides an opportunity for an executive to earn cash after the end of the fiscal year, based on the level of attainment of performance goals approved by the Compensation Committee at the beginning of the fiscal year.

For the fiscal year 2016 annual performance cash incentive award, the performance measures and weightings were as follows:

The maximum payout opportunity for each of revenue growth and operating margin was 150% of target. For new sales growth it was 200% of target.
“New sales” growth measures growth in total new product and mainframe capacity sales. (See also the “Performance Measure Definitions” at the end of this CD&A.)

The new sales growth metric is included as a metric to motivate the executives to increase their near-term focus on new sales growth and its direct link to long-term revenue growth. There is a cap on the payout for operating margin results if there is a failure to achieve certain threshold performance levels for new sales and revenue. If the specified threshold levels for the revenue growth and new sales growth performance measures are not achieved, the operating margin performance measure does not pay above target level even if operating margin performance exceeds target. This cap is intended to limit the ability to receive above-target payouts solely by controlling expenses. This cap was triggered in prior years and had a significant impact on annual performance cash incentive payouts.

The Compensation Committee annually reviews the metrics and the weightings used in the incentive compensation programs. Our NEOs were assigned these metrics and weightings because they are aligned with the Company’s overall business plan for fiscal year 2016, which is consistent with focusing the team on overall business growth and profitability and holding the executive management team accountable for business decisions. Details of the fiscal year 2016 payout are below under “Determining Payouts for Fiscal Year 2016 — Determining Annual Performance Cash Incentive Award Payouts.”

Fiscal Year 2016 Long-Term Incentive Awards

Consistent with the Company’s fundamental pay-for-performance compensation philosophy, the Company allocates a substantial portion of its executive compensation to performance-based equity awards in the form of Common Stock so that our executives’ interests are aligned with our stockholders’ interests. For fiscal year 2016, the total target value of each NEO’s long-term incentives consisted of a combination of stock options, restricted stock and three-year performance shares, as follows:

FY2016 LTIP Target Award
Stock Options
(20% of Target Award Value)
Restricted Stock
(20% of Target Award Value)
Performance Shares
(60% of Target Award Value)
Measures:
Share price appreciation
10-year options granted at fair market value; vests over three years from grant
Measures:
Share price appreciation
Vests over three years from grant
3-Year Performance Shares
Measures:
Revenue Growth
Operating Margin Growth
Cash Flow From Operations Growth

All of the LTIP equity awards were granted to the NEOs early in fiscal year 2016, other than Mr. Sayed who received them at the time of his hire, as part of their fiscal year 2016 LTIP.

The stock options have an exercise price equal to the closing market price on the grant date and vest in approximately three equal installments over a three-year period subject to continued employment. The stock options granted in fiscal year 2016 have a term of 10 years from the date of grant.

The restricted shares vest in approximately equal installments over a three-year period subject to achievement of positive net income for the initial fiscal year. Since the value of restricted stock is directly tied to stock price performance and is realized only upon continued employment through the vesting dates, we have included restricted stock as “at-risk” for purposes of our analyses in the CD&A. Additional details are provided below under “Other Important Compensation Matters — Tax Deductibility of Performance-Based Compensation” and in the Fiscal Year 2016 Grants of Plan-Based Awards table.

The three-year performance share awards are to be settled in the form of unrestricted shares of Common Stock, which will be issued only after the Compensation Committee certifies the level of attainment of the applicable performance goals. The fiscal year 2016-2018 three-year performance shares were granted to NEOs because the Compensation Committee believes that these executives are principally responsible for leading the execution of the Company’s long-term strategy.

The number of shares of Common Stock underlying fiscal year 2016-2018 three-year performance shares that our NEOs may earn is reflected in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column of the Fiscal Year 2016 Grants of Plan-Based Awards table, below. Because the three-year performance period ends with fiscal year 2018, the results for that performance period are not yet available and payouts are scheduled to occur after fiscal year 2018. The financial objectives for the fiscal year 2016-2018 three-year performance period reflected our internal, confidential business plan at the time the awards were established. At the time the fiscal year 2016-2018 three-year performance objectives were formulated, there was a substantial degree of difficulty with respect to achieving those objectives.

Additional details about each of fiscal year 2016 LTIP grants are provided below in the Fiscal Year 2016 Grants of Plan-Based Awards table.

Fiscal Year 2014-2016 Three-Year Performance Share Awards

Fiscal year 2014-2016 performance shares were granted in fiscal year 2014 as part of the fiscal year 2014 LTIP, to be settled by the issuance of unrestricted shares of Common Stock at the conclusion of the three-year performance period ended March 31, 2016, based on the Company’s performance for that three-year performance period. Messrs. Gregoire, Beckert and Elster and Ms. Flaherty are the NEOs who received a grant of the fiscal year 2014-2016 three-year performance share awards. Mr. Sayed was ineligible for this award because he was not an executive officer at the beginning of the performance period.

These three-year performance shares were granted to our NEOs because the Compensation Committee believed that these executives are principally responsible for leading the execution of the Company’s long-term strategy.

The following describes the performance metrics for the fiscal year 2014-2016 three-year performance period (and the weightings attributable to each metric), which ended on March 31, 2016 and which the Compensation Committee approved near the beginning of the performance period:

•	Three-Year Revenue Growth (50% weighting).

•	Three-Year Operating Margin Growth (30% weighting).

•	Adjusted Three-Year Cash Flow from Operations (CFFO) Growth (20% weighting).

Details of the payout for this award are shown below under “Determining Payouts for Fiscal Year 2016 — Determining Payout of Fiscal Year 2014-2016 Performance Share Awards.” The definitions for the performance measures are provided at the end of this CD&A.

For fiscal year 2016, the equity awards were made under our 2011 Incentive Plan, which is being submitted this year for shareholder re-approval of the material terms of the performance goals under the Plan solely for purposes of complying with Section 162(m) of the Internal Revenue Code (see Proposal 4 — Re-Approval of the CA, Inc. 2011 Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code).

Designing Compensation Opportunities and Objectives
Consistent with our pay-for-performance philosophy, the Compensation Committee (i) follows specific fundamental compensation principles in determining compensation for our NEOs, (ii) determines the appropriate strategy to include these principles in our NEOs’ compensation program and (iii) seeks to achieve the desired outcomes described below.

Principle	Strategy
Support a performance-based culture	Reward executive performance based on the achievement of appropriate short-term and long-term financial, operating and strategic goals.
Adopt a total rewards holistic view	Promote the various components of an employment experience including compensation, benefits, perquisites and career development.
Include substantial portion of “at-risk” compensation	Align a substantial portion of NEOs’ compensation to the Company’s financial, strategic, operational and stock price performance.
Ensure appropriate compensation component mix	Balance base salary, annual performance cash incentive, and long-term incentive compensation components of an executive’s overall compensation package to be competitive in the market.
Align to Company strategy
Annually review, assess, and implement change needed to ensure that the executive compensation program further aligns with the Company’s short-term and long-term strategy (including with respect to appropriate compensation mix and performance measures).

Align with stockholders’ interests
Establish programs and policies that are transparent and meet governance and fiduciary commitments to our stockholders. Design programs that seek to deliver stockholder return. Deliver a substantial portion of compensation in stock. Maintain executive stock ownership requirements.

Mitigate excessive risk taking
● Compensation Committee has discretion to reduce any annual performance cash incentive or performance share award for any reason, including the basis upon which performance goals are achieved.
● Payouts under incentive compensation programs are capped at 150%-200% of target.
● Mandatory reduction of target performance incentive for failure to complete annual ethics training.
● “Clawback” of compensation in the case of substantial Company financial restatements as a direct result of intentional misconduct or fraud. Clawback provisions have also been incorporated in equity grant agreements that could be triggered in the event the employee breaches certain restrictive covenants.
● Annual risk assessment of compensation programs with management.

Desired Outcomes
Attract and retain talented senior executives whose judgment is vital to the continued success of the Company
Deliver superior stockholder return
Engage and incent executives to achieve short-term and long-term goals
Ensure business is conducted in an ethical manner and that incentive compensation is designed in a way to discourage executives from engaging in excessive or inappropriate risk-taking
The Role of the Compensation Committee
The responsibilities of the Compensation Committee are set forth in the Compensation Committee’s charter, which is available on our website at www.ca.com/invest. The Compensation Committee:

•
develops an executive compensation philosophy and objectives, establishes principles to guide the design and select the components of executive compensation and reviews the philosophy and strategy on an annual basis;

•
approves the amount and the form of compensation, as well as the other terms of employment, of the Company’s executive officers (as defined in the applicable SEC regulations), including the CEO and the other NEOs;

•	reviews NEO stock ownership compliance;

•	reviews and certifies, to the extent applicable, compensation that is intended to be tax-qualified under Section 162(m) of the U.S. Internal Revenue Code, is compliant with these tax rules;

•	recommends to the Board approval of all executive compensation plans and programs; and

•	considers the results of the advisory vote on compensation of our NEOs (“say on pay”) and shareholder proposals concerning executive compensation plans and programs.
The Compensation Committee consists entirely of directors who are “independent” as described in applicable NASDAQ rules and the Company’s Corporate Governance Principles.
The Compensation Committee, together with independent members of the Board, oversees the performance and reviews the compensation of the CEO as well as executive management development and succession planning.
The Compensation Committee meets regularly in executive session, without management present, and reports to the full Board at each regular Board meeting.
Designing Salary and Incentive Compensation Opportunities
The Compensation Committee reviews the compensation opportunities (salary and incentive compensation) for executive officers when they are hired and promoted, and on an annual basis. In designing the compensation opportunities for our NEOs relating to fiscal year 2016, the Compensation Committee used its judgment in considering various factors, including:

•	our NEO’s responsibilities, experience, strategic importance, performance and potential;

•	competitive market or survey data and related competitive pay mix between base salary, annual incentives and long-term and/or equity incentives;

•	advice from the Compensation Committee’s independent compensation consultant;

•	recommendations from the CEO and the Chief Human Resources Officer regarding each other NEO;

•	feedback from the independent members of the Board regarding the CEO;

•	the Company’s performance; and

•	the Company’s compensation philosophy.
The Compensation Committee may consider other factors as it deems appropriate, such as internal pay fairness and retention risk. The Compensation Committee may also consider our past compensation history (including the compensation of an executive’s predecessor) and the executive’s compensation with the previous employer, including amounts forfeited in connection with a termination of their employment. Further, the Compensation Committee considers the results of recent “say-on-pay” votes.
Ultimately, it is the Compensation Committee’s evaluation of these factors that forms the basis for determining our NEOs’ salary and incentive compensation. The Compensation Committee does not set specific targets or benchmarks for overall compensation or for allocations between fixed and performance-based compensation, cash and non-cash compensation or short-term and long-term compensation, although for all NEOs the largest portion of pay is always performance-based and focused on long-term performance as shown in the Compensation Dashboard above. The Compensation Committee considers the factors listed above in approving compensation changes, without prescribing particular weightings to any of the factors.
The Compensation Committee determined fiscal year 2016 base salary, as well as target annual and long-term performance incentive opportunities for our NEOs in early fiscal year 2016 as part of the annual executive compensation review process (other than for Mr. Sayed whose compensation was determined in connection with his hire in August 2015). The only changes made to compensation for NEOs in fiscal year 2016 were for Messrs. Gregoire and Beckert, as noted below.
Mr. Gregoire. The Compensation Committee approved an increase of approximately 19.4% to Mr. Gregoire’s target total direct compensation for fiscal year 2016, which was reflected entirely in his fiscal year 2016-2018 long-term incentive opportunity. There were not any changes to his base salary or target annual performance cash incentive opportunity. The increase to Mr. Gregoire’s fiscal year 2016-2018 long-term incentive opportunity will be delivered entirely through equity awards, vesting upon the achievement of certain performance measures as well as over time, as described above. In determining Mr. Gregoire’s compensation opportunities, including his most recent increase, the Compensation Committee considered the factors listed above, including competitive market data and his overall performance since joining the Company as CEO.
Mr. Beckert. Mr. Beckert received an increase of approximately 7.7% in both salary and target annual performance cash incentive opportunity for fiscal year 2016. Mr. Beckert’s target fiscal year 2016-2018 long-term incentive opportunity increased by 8.3% from his target fiscal year 2015-2017 long-term incentive opportunity. The Compensation Committee considered the factors listed above, including his performance since being promoted to CFO, in making its determinations.
Mr. Elster. Mr. Elster’s fiscal year 2016 salary and target annual performance cash incentive and long-term opportunity were the same as those approved in fiscal year 2015. In approving Mr. Elster’s compensation opportunities, the Compensation Committee considered the factors listed above.
Mr. Sayed. Mr. Sayed’s fiscal year 2016 salary and target annual performance cash incentive opportunity and his target 2016-2018 long-term incentive opportunity were determined in connection with the negotiation of his August 2015 employment arrangement. In determining Mr. Sayed’s compensation opportunities at the time the Company entered into the employment arrangement with Mr. Sayed, the Compensation Committee considered the factors listed above including, in particular, his experience, the strategic importance of his role and his prior compensation (including amounts forfeited when he left his previous employer).
Ms. Flaherty. Ms. Flaherty’s fiscal year 2016 salary and target annual performance cash incentive opportunity and her long-term incentive opportunity were the same as those approved for fiscal year 2015. In approving Ms. Flaherty’s compensation opportunities, the Compensation Committee considered the factors listed above.
The target fiscal year 2014-2016 long-term incentive opportunity for Messrs. Gregoire, Beckert and Elster and Ms. Flaherty was determined early in fiscal year 2014 (or, in Ms. Flaherty’s case, at the commencement of her employment in August 2013), based on the factors listed above.

Although the Compensation Committee sets the targets for the incentive compensation programs, each NEO’s actual or realized compensation varies above or below this level based on the degree to which specific performance goals are attained under the incentive compensation plans and changes in stock value over time, consistent with the pay-for-performance nature of the incentive programs. The realized pay for our NEOs for fiscal year 2016 is shown in the chart above under “Fiscal Year 2016 Reported vs. Unrealized/Realized Compensation.”

The Role of the Compensation Consultant
During fiscal year 2016, the Compensation Committee continued its engagement with Willis Towers Watson as its independent executive compensation consultant. Willis Towers Watson provided the Compensation Committee with the following services:

•	advised with respect to the design, form, components and amounts of compensation for executive officers;

•	advised and provided analysis on the appropriate composition and mix of the Company’s compensation benchmarking group;

•	reviewed the Company’s current compensation programs and opined on whether those programs were competitive and well-balanced;

•	reviewed and advised with respect to market trends, governance issues and developments and their potential effect on executive compensation programs; and

•	consulted with the Compensation Committee on appropriate performance metrics for the annual performance cash incentive and long-term incentive awards.
The scope of the services provided by Willis Towers Watson is described in an engagement agreement. Consistent with SEC rules and NASDAQ listing standards, the Compensation Committee reviewed the independence of Willis Towers Watson prior to the engagement and concluded that Willis Towers Watson was independent under the applicable rules. The Compensation Committee will evaluate the independence standards of its consultants on an annual basis. The Compensation Committee engaged Willis Towers Watson based on its experience, expertise and familiarity with the Company and the technology industry. A representative of Willis Towers Watson usually attends sessions of the Compensation Committee that deal with executive compensation matters. In addition, management also works with Willis Towers Watson at the direction of the Compensation Committee to prepare materials with respect to market data and best practices for the Compensation Committee’s consideration when making compensation decisions.
The Role of Executive Management
The Compensation Committee considers the views and insights of the CEO and the Chief Human Resources Officer in making compensation decisions for the other NEOs and other executives. The Compensation Committee believes that the input of these officers with respect to the business environment, the Company’s competitive status in various business areas, and the attributes and performance of individual executives is an essential component of the Compensation Committee’s process. No NEO provides any recommendation regarding the determination of his or her own compensation. Any recommendation by our CEO or Chief Human Resources Officer is based on available competitive market or survey data and their assessment of an executive’s individual contribution and performance, scope of responsibility, experience, potential, retention risk and strategic importance to the Company.
The CFO also has a role in the Compensation Committee’s process by providing insight into the Company’s key financial drivers and goals in the short- and long-term and by certifying the level of attainment of the pre-established financial performance goals for the annual and long-term incentive components of the executive compensation programs. The Compensation Committee considered the results as certified by the CFO in approving the level of attainment of the performance goals for the performance periods ending March 31, 2016 and the payouts based on that level of attainment.

Use of Compensation Benchmarking Data
The Compensation Committee, with the assistance of Willis Towers Watson, annually reviews a variety of data to assist in the design and determination of the amount, components and mix of compensation payable to the Company’s executive officers, including our NEOs. The Compensation Committee reviews data prepared by Willis Towers Watson, including competitive market data for the most comparable positions at a sample of other companies that the Company considers as its “peer group.” Using a methodology recommended by Willis Towers Watson and with its assistance, the Compensation Committee selected a benchmarking group that included the following attributes:

•	companies in the industry in which the Company’s business competes (i.e., Systems and Software);

•
companies in other similar technology industries (e.g., applications software, IT services, computer storage and peripherals, etc.) in which the Company competes for executive talent and for which information about their compensation programs is available;

•
a sample of companies of these types that has median revenues that approximate the Company’s revenue, since revenue size is considered by compensation consultants to typically have a high correlation with the scale and complexity of a business, and often similarly correlates to compensation levels; and

•	a company sample size that is sufficiently robust to offer a reasonable measure of statistical integrity and provide continuity with peer groups used in prior years.
The Compensation Committee annually evaluates the compensation benchmarking group to confirm that it remains appropriate. The compensation benchmarking group for fiscal year 2016 selected by the Compensation Committee was substantially the same as the group for fiscal year 2015, except that Compuware Corporation was removed (since it was no longer a public company) and Red Hat, Inc., a systems software company, was added to the group. The benchmarking group for fiscal year 2016 is as follows:

Fiscal Year 2016 Compensation Benchmarking Group
Adobe Systems Incorporated	EMC Corporation	salesforce.com, inc.
Autodesk, Inc.	Intuit Inc.	Seagate Technology plc
Automatic Data Processing, Inc.	Juniper Networks, Inc.	Symantec Corporation
Cadence Design Systems, Inc.	Microsoft Corporation	Unisys Corporation
Citrix Systems, Inc.	Oracle Corporation	VMware, Inc.
Computer Sciences Corporation	Red Hat, Inc.

In general, the Compensation Committee does not, on a formulaic basis, set target direct compensation opportunity at a particular market percentile based on the peer group data. Instead, the Compensation Committee used peer group information as a reference point and guide to make what is ultimately a decision based on informed judgment that balances the factors described above. This approach provides the Compensation Committee the flexibility needed to make compensation decisions based upon all of the facts and circumstances described above. The Compensation Committee will also consider survey data for a particular role that covers issuers beyond the peer group, as it deems appropriate.

Determining Payouts for Fiscal Year 2016

Determining Annual Performance Cash Incentive Award Payouts

After the end of fiscal year 2016, the Compensation Committee reviewed the Company’s actual performance against the financial goals. The Compensation Committee discussed these results with the CEO and CFO, including the level of difficulty in achieving the targeted performance goals for fiscal year 2016. At the time the fiscal year 2016 performance objectives were formulated, there was a substantial degree of difficulty with respect to achieving the new sales growth goal and the threshold payout level would require performance at or above the level of our results for fiscal year 2015.

The Company’s fiscal year 2016 financial and operational results were substantially in line with or exceeded the high expectations the Compensation Committee set for our NEOs at the outset of the fiscal year for new sales growth and operating margin performance. The new sales growth measure achieved 100% of target performance and operating margin exceeded target performance, while fiscal year 2016 revenue growth fell short of performance relative to our internal targets for this measure.

If the annual performance cash incentive awards were paid out at the actual core plan formulaic attainment level, the payout would have been at 100.15% of target. Given our overall Company performance, including our revenue performance relative to our internal targets, however, management recommended, and the Compensation Committee agreed, that for this fiscal year, it would be appropriate to pay out the fiscal year 2016 annual performance cash incentive at 87.65% of target. See “Other Important Compensation Matters — Tax Deductibility of Performance-Based Compensation” below for additional details.

Fiscal Year 2016 Annual Performance Cash Incentive Performance Metrics (Core Plan)*	Relationship of Performance to Payout							Target Award Earned
	Threshold		Target		Maximum		Actual Performance	Payout Percentage Credited
Corporate	Perf. Goal	Payout %	Perf. Goal	Payout %	Perf. Goal	Payout %
Revenue Growth	-4.0%	25%	-1.4%	100%	0.2%	150%	-3.0%	75.3%
Operating Margin	35.6%	25%	37.0%	100%	38.5%	150%	40.3%	100%
Total Payout Factor Approved**								87.65%
__________
*A reconciliation of non-GAAP financial measures in the above table to comparable GAAP financial measures is included in “Supplemental Financial Information,” below.
**Notwithstanding the overall core plan attainment at 100.15% of target, payout to the NEOs was 87.65% of target, as described above.

Changes to Annual Performance Cash Incentive Design for Fiscal Year 2017

As discussed, the Compensation Committee reviews the Company’s executive compensation plan design each year to ensure alignment with our compensation philosophy, market practice and financial, strategic and operational goals. For fiscal year 2017, the Compensation Committee added an individual performance measure component to the annual performance cash incentive for all executive officers, other than the Chief Executive Officer. For each executive officer, 20% of their annual cash incentive target will be based on the assessment of certain factors identified by the Chief Executive Officer at the beginning of the year, including quantitative and qualitative factors focused particularly around talent and strategy development objectives for fiscal year 2017. The remaining 80% of their annual cash incentive target will continue to be based entirely on financial performance metrics.

Determining Payout of Fiscal Year 2014-2016 Performance Share Awards
At the end of fiscal year 2016, the Compensation Committee reviewed the Company’s actual performance against the performance measures established at the beginning of fiscal year 2014 for the fiscal year 2014-2016 three-year performance share awards based on the Company’s expectations at that time. The Compensation Committee determined that the three-year performance share awards would be paid out at actual core plan formulaic attainment of the performance goals, as shown in the table below, and that it would not exercise its discretion to reduce the awards below that level. See “Other Important Compensation Matters — Tax Deductibility of Performance-Based Compensation” below for additional details.

Fiscal Year 2014-2016 Three-Year Performance Shares Performance Metrics*	Relationship of Performance to Payout							Target Award Earned
	Threshold		Target		Maximum		Actual Performance	Payout Percentage Credited
	Perf. Goal	Payout %	Perf. Goal	Payout %	Perf. Goal	Payout %
3-Year Revenue Growth	-2.5%	25%	1.7%	100%	3.8%	200%	-2.0%	41.5%
3-Year Operating Margin Growth	-1.6%	25%	0.3%	100%	2.5%	200%	4.6%	200%
3-Year Adjusted CFFO Growth	-0.5%	25%	3.5%	100%	7.5%	200%	-3.2%	0%
Total Payout Factor Approved								80.75%
__________
*A reconciliation of non-GAAP financial measures in the above table to comparable GAAP financial measures is included in “Supplemental Financial Information,” below.
Other Important Compensation Matters
Compensation Committee Discretion to Reduce Performance-Based Award Payouts
The Compensation Committee retains discretion to reduce the amount of any incentive compensation payout (including annual performance cash incentive and performance share awards) for any reason, including the results of the Compensation Committee’s review of the basis on which the performance goals were achieved. This review includes an examination of, among other things, the quality and long-term strategic alignment of the performance underlying the attainment of the performance goals, as well as the long-term risks associated with the manner in which the performance goals were attained. In addition, given the investments made by the Company in acquisitions, the Compensation Committee also evaluates and considers the performance of any acquisition during the fiscal year relative to the targets provided at the time such acquisition was approved.

Executive compensation payouts are also tied to the ethical standards of the Company. A failure to complete annual ethics training results in a mandatory 10% reduction of an executive’s target performance incentive. Moreover, in determining whether to exercise additional discretion to reduce payouts on the basis of issues relating to ethical standards, the Compensation Committee considers each executive’s contribution to the establishment and maintenance of high ethical and compliance standards throughout his or her organization and, in general, throughout the Company. Management also notifies the Compensation Committee of any incidents or reports of unethical behavior or other misconduct.

As noted above, the Compensation Committee approved a payout for the fiscal year 2016 annual performance cash incentive at 87.65% of target, which was below the core plan formulaic attainment level, due to the Company’s overall performance, including our revenue performance relative to our internal targets, which fell short of target performance. The 2014-2016 performance shares paid out at the core plan formulaic attainment level.

Policy on Adjustments or Recovery of Compensation
The Compensation Committee maintains a compensation recovery (“clawback”) policy that is applicable in the event of a substantial restatement of our financial statements that is a direct result of the intentional misconduct or fraud of an executive officer or other senior executive. Under this policy, the Compensation Committee can, in its discretion, direct that we recover all or a portion of any award (which includes any cash or equity-based award or incentive compensation award) made to any executive officer or other senior executive who engaged in that intentional misconduct and/or fraud for any fiscal year that is negatively affected by the restatement. The amount the Compensation Committee can seek to recover is the amount by which the affected award exceeds the amounts that would have been payable to that executive had the financial statements been initially filed as restated, or any greater or lesser amount (but not greater than the entire affected awards in the given period). The Compensation Committee will determine how we may recover this compensation, including by seeking repayment, reduction of any potential future payments and/or an adjustment of what otherwise might have been a future increase in compensation or a compensatory grant.
In addition, the Company has included clawback provisions in certain agreements evidencing grants of restricted stock awards, restricted stock units and stock option awards entered into in fiscal year 2016, including for those awards made to our NEOs under the fiscal year 2016 LTIP. These provisions generally permit the Company to recover shares or gains from restricted stock, restricted stock units and stock options granted to an employee who violates the Company’s non-competition and non-solicitation provisions. The Compensation Committee believes that these provisions are important to the Company and its stockholders because they provide a means by which to recover compensation that was paid to an employee who subsequently breached restrictive covenant provisions intended to protect the Company and its assets.
Tax Deductibility of Performance-Based Compensation

As previously mentioned, the Company is asking shareholders to re-approve its 2011 Incentive Plan in order to continue to satisfy the requirements of Section 162(m) of the U.S. Internal Revenue Code (“Section 162(m)”) and provide the Company with the discretion to make awards that may qualify for tax deductibility under Section 162(m).
Section 162(m) of the U.S. Internal Revenue Code limits the annual deductibility of compensation in excess of $1 million paid to the CEO and to the other three highest-paid executive officers (other than the CFO) unless this compensation qualifies as “performance-based.” For purposes of Section 162(m), compensation derived from the exercise of stock options generally qualifies as performance-based. In addition, we generally structure and intend that incentive compensation paid in cash or in the form of restricted stock, restricted stock units or performance shares to our NEOs should qualify as performance-based. In order for the fiscal year 2016 restricted stock awards granted to our NEOs to begin vesting, the Company must achieve positive net income for the initial fiscal year. We believe this performance measure allows these time-based awards to qualify as “performance-based” compensation under Section 162(m). We believe that, for fiscal year 2016, incentive compensation paid to our NEOs in cash and equity under the LTIP qualified as performance-based. However, the Compensation Committee retains discretion to approve annual, long-term or other compensation arrangements in a manner that does not permit the compensation to qualify for tax deductibility under Section 162(m). In addition, it is possible that performance-based compensation that is intended to be exempt from the deduction limit under Section 162(m) may not meet the requirements to qualify for such exemption.
Since fiscal year 2011, the Company’s annual performance cash incentive and three-year performance share awards under the long-term incentive plans have been designed to give additional flexibility in the payout of awards while also satisfying the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of performance-based compensation. We followed the same approach for fiscal year 2016 compensation. Under this design, when the performance period begins, the Compensation Committee:

•	establishes the performance metrics and objective performance goals relating to each award;

•	establishes a “162(m) plan” funding level that reflects the maximum amounts of cash or stock that may be payable upon achievement of those performance goals;

•	retains discretion to pay out the awards at a level below the 162(m) plan funding level; and

•	establishes a “core plan” funding level that reflects the expected payout of the awards upon achievement of those performance goals, which payout is lower than the 162(m) plan funding level.

After the performance period ends and we receive certification of the extent to which the performance goals were achieved, the awards are determined under the 162(m) plan funding level based on the certified extent of achievement. The Compensation Committee then considers other factors relating to the manner in which the performance goals were attained, including the effect of events that were unforeseeable when the performance goals were established. The Compensation Committee may exercise its discretion to pay out the awards at a lower level than the 162(m) plan. After the Compensation Committee’s evaluation of these matters after fiscal year 2016 ended, the Committee exercised its discretion to pay the fiscal year 2016 annual performance cash incentive at 87.65% of target, which was below the core plan funding level and to pay the fiscal year 2014-2016 performance shares at the core plan funding level, as described above.
Executive Stock Ownership Requirements
The objective of our Executive Stock Ownership Requirements is to align senior executives’ interests with those of stockholders and encourage growth in stockholder value. Our Executive Stock Ownership Requirements apply to a group of executives that includes our NEOs.

Under our Executive Stock Ownership Requirements, the amount of Common Stock each executive is required to own, which is stated as a multiple of the executive’s base salary, reflects each executive’s role and level of responsibility at the Company. Shares owned outright by the executive (including those held through our 401(k) plan) count towards meeting this objective. Unvested equity and unexercised stock options do not count towards fulfillment of this requirement. The CEO (or the Committee, in the case of a CEO request) may provide a modification or exception to the requirements.
The multiples that apply to our NEOs are as follows: (i) CEO (five times), (ii) CFO (three times) and (iii) other NEOs (two times). A NEO who is in compliance with the applicable stock ownership requirement may dispose of shares of Common Stock only so long as his or her remaining ownership of Common Stock equals or exceeds the applicable stock ownership requirement. If a NEO is not in compliance with the applicable stock ownership requirement, he or she must maintain a minimum retention ratio of 75% of the after tax value of any Common Stock that he or she receives upon vesting of any Company incentive award. Additionally, the Compensation Committee may, among other things, elect to reduce future equity awards or require cash incentives to be paid in shares of Common Stock for executives who do not meet the minimum stock ownership requirement.
Anti-Hedging and Pledging Policies
As part of our policy against insider trading, our officers and other employees are prohibited from purchasing or selling (1) short-term or speculative securities that are based on Company securities and (2) financial instruments designed to hedge or offset any change in the market value of Company securities. Prohibited instruments include prepaid variable forward contracts, puts or calls and other exchange-traded options, swaps, collars, exchange funds and other derivative securities. “Short-sales” of Company securities are also prohibited. Pledging of any Company stock by the NEOs is not permitted without the approval of the CEO and the Compensation Committee. These provisions also apply to our non-employee directors.
Equity Grant Timing Policy

The Compensation Committee and executive management monitor the Company’s stock option and equity grant policies to ensure that those policies comply with applicable regulations and are consistent with good corporate practice. Grants to executive officers are customarily approved by the Compensation Committee at a regularly scheduled meeting. The Compensation Committee may approve grants to executive officers at a special meeting or by unanimous written consent under special circumstances, such as those involving new hires, promotions or retention issues. Beginning with fiscal year 2017, the Compensation Committee will generally approve stock option or other equity awards granted to executive officers as part of the long-term incentive plan on the later of May 15th of the applicable fiscal year or the second trading day after the trading blackout period ends following the public announcement of the Company’s financial results for the fiscal year just ended.

The Compensation Committee has delegated authority to the CEO to make limited equity grants to non-executive officers at any time of the year, including for new hires, promotions or retention grants. Equity awards that are approved by the CEO are granted on pre-established grant dates each month. The grants approved by the CEO are reviewed with the Compensation Committee on a quarterly basis.
Effect of Termination of Employment on Performance-Based Compensation
If an executive’s employment terminates before the end of the applicable performance period, the executive generally ceases to be eligible for any portion of the executive’s performance-based award, except as described below. Certain executive arrangements, including our Executive Severance Policy, may provide for the executive whose employment terminates by the Company without “cause” or by the executive for “good reason” prior to payout to be paid a prorated portion of his or her annual performance cash incentive bonus and three-year performance shares after the end of the performance period, based on the actual attainment of applicable performance goals. In addition, consistent with the terms of our long-term incentive awards, unless otherwise provided in an executive’s employment contract, an executive forfeits any unvested stock options and restricted stock awards upon termination of employment. Upon a “retirement,” as defined in our equity incentive plan, vested stock options can be exercised for up to one year following a termination of employment. If employment is terminated due to disability, an executive may be eligible for a prorated portion of the three-year performance shares after the three-year performance period based on the Company’s actual performance. In the event of the executive’s death, the executive’s estate would receive the prorated target amount of the executive’s annual cash incentive and a prorated portion of the three-year performance share target awards (in each case, based on the portion of the period completed through the date of death). All termination terms are also subject to the Compensation Committee’s discretion. For further information please see “Compensation and Other Information Concerning Executive Officers — Other Compensation Arrangements Provided to Our NEOs,” below.
Employment and Separation Arrangements
Detailed descriptions of any employment or separation arrangements with our NEOs are provided below under “Compensation and Other Information Concerning Executive Officers — Other Compensation Arrangements Provided to Our NEOs — Employment and Separation Arrangements.”

The Company entered into an employment arrangement with Ayman Sayed on June 30, 2015 and hired Mr. Sayed, effective as of August 10, 2015, as the new Executive Vice President and Chief Product Officer. The Compensation Committee determined that it would be advisable to enter into an employment arrangement in order to recruit Mr. Sayed and to help assure that he remains focused on maximizing Company performance and stockholder value, as described below.
The Compensation Committee intends to enter into employment agreements or arrangements with executive officers only where it deems it necessary to recruit or retain the executive or where customary or required under local rules. We currently do not have any employment agreements with our NEOs that provide for a fixed term of employment. The employment of each of our NEOs remains at-will and can be terminated at any time in accordance with the terms of the applicable employment arrangement.
In fiscal year 2015, the Compensation Committee adopted a standardized executive severance policy for the CEO and for the senior executives who report to the CEO. The policy provides for severance in the event of a termination without cause or a resignation for good reason. Additional details about this policy are provided below.
Deferred Compensation Arrangements

The Company maintains a non-qualified Executive Deferred Compensation Plan, under which our executive officers, including our NEOs, may defer a portion of their annual performance cash incentive award. The Company also provides unfunded, supplemental plans to our 401(k) plan, which enable all employees, including the NEOs, to continue to make or receive employee and employer contributions in excess of the limitations imposed under the Internal Revenue Code. The Company does not provide any defined benefit pension or supplemental pension plan for NEOs.

Change in Control Severance Policy
As described below under “Compensation and Other Information Concerning Executive Officers — Other Compensation Arrangements Provided to Our NEOs — Change in Control Severance Policy,” the Change in Control Severance Policy is intended to maintain continuity of executive management in the event of a change in control of the Company. The Compensation Committee has broad latitude to amend this policy and to add or remove executives as participants under the policy, as it deems appropriate. The policy generally provides for certain payments and benefits upon a “double trigger” event (i.e., termination without “cause” or for “good reason” following a change in control).

In fiscal year 2011, the Compensation Committee determined that it would not enter into any new or materially amended agreements with executive officers providing for excise tax gross-up provisions with respect to payments contingent upon a change in control. One executive officer retained a legacy excise tax gross-up provision. During fiscal year 2016, this executive officer agreed to remove this long-standing obligation such that there are no longer any CA executive officers entitled to reimbursement of excise taxes on a change in control-related payment. In connection with that agreement, the Change in Control Severance Policy was formally amended to remove all excise tax gross-up related provisions.

Performance Measure Definitions

Fiscal Year 2016 Annual Performance Cash Incentive Awards

Revenue Growth
Growth in total revenue, as reported in the Company’s Annual Report on Form 10-K for fiscal year 2016 (the “Form 10-K”), excluding the impact of foreign currency exchange. Maximum payout opportunity: 150% of target.

The revenue growth, new sales growth and operating margin metrics exclude any: (1) results from discontinued operations as reported in the Form 10-K (adjusting the payout schedule to remove the effect of the discontinued operations from both target and actual financial results); (2) internally reported results from any acquisition during fiscal year 2016 that has a purchase price of $50 million or greater and that was not contemplated at the time the target performance goals were established; and (3) cumulative effect of changes in accounting rules and methods and tax laws, retained and uninsured losses from natural disaster or catastrophe and business losses resulting from extraordinary political, economic or legal changes.

New Sales Growth	Growth in total new product and mainframe capacity sales, as reported in the Form 10-K, excluding the impact of foreign currency exchange. Maximum payout opportunity: 200% of target.
Operating Margin
Operating income divided by total revenue for fiscal year 2016. Maximum payout opportunity: 150% of target; 100% of target if specified threshold level of revenue growth and new sales growth are not achieved.

Operating income is defined as income from continuing operations before interest and income taxes, as reported in the Form 10-K, plus non-GAAP operating adjustments, including, purchased software amortization, intangibles amortization, share-based compensation, software capitalization and amortization expense for internally developed software products (internally developed software product expense), expenses associated with the Board-approved rebalancing plan (Fiscal 2014 Plan), and hedging gains/losses, net, as reported in the “Reconciliation of GAAP Results to Non-GAAP Net Income” table of the Company’s fiscal year 2016 fourth quarter financial results press release.

Fiscal Year 2014-2016 Three-Year Performance Shares Awards

Three-Year Revenue Growth	Three-year average growth in total revenue as disclosed in the Form 10-K over the three-year performance period ending March 31, 2016, excluding the impact of foreign currency exchange.
The three-year revenue growth, three-year operating margin growth and three-year adjusted CFFO growth metrics exclude any: (1) results from discontinued operations as reported in the Company’s Form 10-K for any of the fiscal years in the performance period (adjusting the payout schedule to remove the effect of the discontinued operations from both actual and projected financial results); (2) internally reported results from any acquisition during fiscal years 2014, 2015 and 2016 that has a purchase price of $50 million or greater and that was not contemplated at the time the target performance goals were established and (3) cumulative effect of changes in accounting rules and methods and tax laws, retained and uninsured losses from natural disaster or catastrophe and business losses resulting from extraordinary political, economic or legal changes.

Adjusted Three-Year Cash Flow from Operations
Three-year average growth in net cash provided by continuing operating activities as disclosed in the Form 10-K over the three-year performance period ending March 31, 2016, plus restructuring and other payments for those fiscal years, less software capitalization payments for internally developed software products, reported in the Company’s Supplemental Financials provided at www.ca.com/invest.

Three-Year Operating Margin Growth
Three-year average growth in operating margin calculated as operating income divided by total revenue as reported in the Form 10-K over the three-year performance period ending March 31, 2016.

Operating income is defined as income from continuing operations before interest and income taxes as reported in the Form 10-K, plus non-GAAP operating adjustments, including, but not limited to, purchased software amortization, intangibles amortization, share-based compensation, software capitalization and amortization expense for internally developed software products, expenses associated with the Fiscal 2014 Plan and hedging (gains)/losses, net, as reported in the “Reconciliation of GAAP Results to non-GAAP Net Income” table of the Company’s fiscal year fourth quarter financial results press release.

COMPENSATION AND OTHER INFORMATION CONCERNING EXECUTIVE OFFICERS

Fiscal Year 2016 Summary Compensation Table
The following table includes information concerning compensation paid to or earned by our NEOs for the fiscal year ended March 31, 2016.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Michael P. Gregoire Chief Executive Officer	2016	1,000,000	—	6,159,111	1,650,660	1,314,750	276,102	10,400,623
	2015	1,000,000	—	4,797,581	1,249,621	1,131,750	264,121	8,443,073
	2014	1,000,000	—	3,228,921	1,865,899	1,108,500	1,140,902	8,344,222
Richard J. Beckert(5) EVP & Chief Financial Officer	2016	687,500	—	1,941,040	520,206	613,550	101,285	3,863,581
	2015	637,500	—	1,771,398	461,395	490,425	100,297	3,461,015
	2014	587,500	—	1,408,981	814,209	443,400	99,226	3,353,316
Adam Elster EVP & Group Executive, Worldwide Sales & Services	2016	700,000	—	1,941,040	520,206	613,550	56,126	3,830,922
	2015	700,000	—	1,919,021	499,846	528,150	51,676	3,698,693
	2014	659,896	—	1,245,136	723,804	487,436	46,981	3,163,253
Ayman Sayed(6) EVP & Chief Product Officer	2016	387,500	1,750,000	4,556,518	258,662	337,668	2,500	7,292,848
Lauren P. Flaherty(7) EVP & Chief Marketing Officer	2016	625,000	250,000	1,642,387	440,175	547,813	43,964	3,549,339
	2015	605,208	—	1,392,376	358,853	456,679	32,673	2,845,789
	2014	400,000	250,000	2,319,459	2,644,077	295,195	105,180	6,013,911
__________

(1)
This column shows the aggregate grant date fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation — Stock Compensation,” for all restricted stock awards, restricted stock units and performance shares granted in fiscal years 2016, 2015 and 2014. These award fair values have been determined based on the assumptions set forth in the “Stock Plans” footnote in the Notes to the Consolidated Financial Statements in our fiscal year 2016, 2015 and 2014 Annual Reports on Form 10-K (“Form 10-K”). Additional information about the awards reflected in this column is set forth in the notes to the Fiscal Year 2016 Grants of Plan-Based Awards table and the Outstanding Equity Awards at 2016 Fiscal Year-End table, below.

(2)
This column shows the aggregate grant date fair value in accordance with FASB ASC Topic 718 for all stock option awards granted in fiscal years 2016, 2015 and 2014. These award fair values have been determined based on the assumptions set forth in the “Stock Plans” footnote in the Notes to the Consolidated Financial Statements in our fiscal year 2016, 2015 and 2014 Form 10-Ks.

(3)
The amounts in this column for fiscal year 2016 represent the annual performance cash incentives described under “Compensation Discussion and Analysis — Discussion and Analysis — Determining Payouts for Fiscal Year 2016 — Determining Annual Performance Cash Incentive Award Payouts,” above. These amounts were paid early in fiscal years 2017, 2016 and 2015 for performance in fiscal years 2016, 2015 and 2014, respectively. These amounts had been accrued for financial reporting purposes in fiscal years 2016, 2015 and 2014, respectively.

(4)
The “All Other Compensation” column includes for fiscal year 2016 the perquisites and other personal benefits detailed below, as well as contributions we made under our tax-qualified 401(k) plan and related nonqualified supplemental retirement plans, as required to be disclosed under the applicable SEC rules. We also purchase tickets to certain sports and entertainment events. The tickets are used for business development and partnership building. If, however, the tickets are not used for business and may otherwise go unused, Company employees, including NEOs, may have access to the tickets. Because these tickets have already been purchased by the Company, we believe that there is no incremental cost associated with the use of the tickets. This column also includes a modest amount for the incremental cost of personal meals and/or entertainment for the family members of NEOs attending business-related events.

	Gregoire ($)	Beckert ($)	Elster ($)	Sayed ($)	Flaherty ($)
Company automobile use(a)	40,000	—	—	—	—
Company aircraft use(b)	168,562	—	1,473	—	—
Relocation-alternative Company accommodations or transportation(c)	—	54,000	5,940	—	—
Financial planning(d)	18,317	17,159	18,176	—	18,177
Employer contributions to tax-qualified and nonqualified retirement plans(e)	25,126	25,126	25,787	—	25,787
Matching charitable contributions(f)	23,750	5,000	4,750	2,500	—
__________

(a)
In order to help maintain the confidentiality of business matters and to increase productivity when traveling, Mr. Gregoire was provided personal automobile transportation. The amount reported is the incremental cost to the Company for Mr. Gregoire’s commutation and other non-business use of that transportation.

(b)
The Company’s Aircraft Use Policy permits the NEOs to use the corporate aircraft for personal travel. Reasonable personal use of corporate aircraft is permitted to reduce these executives’ travel time and to allow them to devote more time to work duties and to help maintain the confidentiality of business matters. The amount reflected is the aggregate incremental cost of Mr. Gregoire’s personal travel including the incremental cost, if any, for family members or non-CA employees accompanying him on business and non-business trips. The amount for Mr. Elster reflects the incremental cost of a personal stop made by Mr. Elster during a business trip.  The NEO’s personal use of the corporate aircraft results in imputed taxable income to them. There are no tax gross-up payments provided in connection with any NEO’s personal use of the corporate aircraft. The incremental cost is based on the “direct operating cost” on an hourly basis, calculated based on a number of variables, including fuel, maintenance, crew-related expenses, catering, landing, ramp and parking fees. For purposes of calculating incremental cost, any applicable repositioning (“deadhead”) segments incurred during personal trips are also allocated to the NEOs. This incremental cost valuation of aircraft use is different from the standard industry fare level valuation used to impute income to the executives for tax purposes.

(c)
The table shows the amount we paid to Mr. Beckert pursuant to a corporate housing policy that provides certain executives with a corporate housing allowance in lieu of relocation of the executive. The amounts shown for Mr. Elster are Company-paid parking fees.

(d)
The table shows the amounts we pay for the cost of financial planning services provided by a third party to certain of our executives to assist them in managing complex investment, tax, legal and estate planning matters so that the executives remain focused on our business priorities rather than personal financial concerns.

(e)
The amounts include our matching contributions under our tax-qualified 401(k) plan and related non-qualified supplemental retirement plans. The amounts also include our annual discretionary contribution under the tax-qualified 401(k) plan, which was made in fiscal year 2017, but relates to fiscal year 2016. We offer a tax-qualified 401(k) plan and related non-qualified supplemental retirement plans that provide a competitive long-term retirement savings opportunity on a tax-efficient basis.

(f)
Under our charitable gift matching program, we offer to match up to $5,000 per fiscal year of charitable contributions for any full-time U.S. employee and $25,000 per fiscal year for any director. The table shows the amounts of the Company’s matching contributions made or accrued for in fiscal year 2016 with respect to charitable contributions made by the NEOs for fiscal year 2016.

(5)
Mr. Beckert’s annual base salary increased, effective July 2015, from $650,000 to $700,000. The amount in the Summary Compensation Table reflects the amount actually paid to Mr. Beckert for the fiscal year.

(6)
Information for Mr. Sayed is shown only for the portion of fiscal year 2016 after he joined the Company in August 2015. He was not an NEO prior to fiscal year 2016. The amount shown in the “Bonus” column is the cash sign-on bonus paid to Mr. Sayed in fiscal year 2016. The cash sign-on bonus is subject to recoupment if Mr. Sayed’s employment is terminated before the first anniversary of his start date by the Company with “cause” or by Mr. Sayed other than for “good reason,” each as defined in his employment arrangement. The amount in the “Stock Awards” column includes the grant date fair value of his sign-on restricted stock unit award, as described in more detail in the Fiscal Year 2016 Grants of Plan-based Awards table below.

(7)	The amount shown in the “Bonus” column is the last installment of Ms. Flaherty’s cash sign-on bonus that was paid in fiscal year 2016 in accordance with her June 14, 2013 offer letter.

Fiscal Year 2016 Grants of Plan-Based Awards
The following table provides additional information about stock and option awards, equity incentive plan awards and non-equity incentive plan awards granted to the NEOs during the fiscal year ended March 31, 2016. The compensation plans under which the grants in the following table were made are described in the “Compensation Discussion and Analysis” section above.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/Sh)	($)
M.P. Gregoire	5/29/2015(2)				40,640	162,561	325,122				4,509,117
	5/29/2015(3)							54,187			1,649,994
	5/29/2015(4)								352,216	30.45	1,650,660
	5/29/2015(8)	375,000	1,500,000	2,437,500
R.J. Beckert	5/29/2015(2)				12,808	51,231	102,462				1,421,045
	5/29/2015(3)							17,077			519,995
	5/29/2015(4)								111,001	30.45	520,206
	5/29/2015(8)	175,000	700,000	1,137,500
A. Elster	5/29/2015(2)				12,808	51,231	102,462				1,421,045
	5/29/2015(3)							17,077			519,995
	5/29/2015(4)								111,001	30.45	520,206
	5/29/2015(8)	175,000	700,000	1,137,500
A. Sayed	8/10/2015(2)				6,536	26,144	52,288				699,718
	8/10/2015(5)							8,714			256,802
	8/10/2015(6)							129,856			3,599,998
	8/10/2015(7)								56,647	29.47	258,662
	5/29/2015(8)	96,311	385,246	626,025
L.P. Flaherty	5/29/2015(2)				10,837	43,349	86,698				1,202,415
	5/29/2015(3)							14,449			439,972
	5/29/2015(4)								93,924	30.45	440,175
	5/29/2015(8)	156,250	625,000	1,015,625
__________

(1)
The amounts shown represent shares of our Common Stock in respect of three-year performance share awards granted in fiscal year 2016. The threshold level is set at 25% and the maximum level is set at 200%.

(2)
The amounts in this row represent the fiscal year 2016-2018 three-year performance share award threshold, target and maximum payouts approved under the fiscal year 2016 long-term incentive plan by the Compensation Committee in early fiscal year 2016, as described above in “Compensation Discussion and Analysis,” and the amounts reported in the last column represent the fair value as of the date the targets were set, computed in accordance with FASB ASC Topic 718 based on probable outcome, assuming target. See “Stock Plans,” in the Notes to the Consolidated Financial Statements in our 2016 Form 10-K for an explanation of the methodology and assumptions used in the FASB ASC Topic 718 valuations.

(3)	The amounts in this row represent the number and grant date fair value of restricted stock awards granted on May 29, 2015, which vest 34%, 33% and 33% on May 29, 2016, 2017 and 2018, respectively.

(4)
The amounts in this row represent the number, exercise price and grant date fair value of stock options awarded on May 29, 2015, which vest 34%, 33% and 33% on May 29, 2016, 2017 and 2018, respectively.

(5)
The amounts in this row represent the number and grant date fair value of restricted stock awards granted to Mr. Sayed on August 10, 2015, which vest 34%, 33% and 33% on August 10, 2016, 2017 and 2018, respectively. These awards were part of his fiscal year 2016 LTIP award.

(6)
The amounts in this row represent the number and grant date fair value of restricted stock units awarded to Mr. Sayed on August 10, 2015, which vest 45%, 33% and 22% on August 10, 2016, 2017 and 2018, respectively. This grant represents his sign-on equity grant, as described in more detail below.

(7)
The amounts in this row represent the number, exercise price and grant date fair value of stock options awarded to Mr. Sayed on August 10, 2015, which vest 34%, 33% and 33% on August 10, 2016, 2017 and 2018, respectively. These awards were part of his fiscal year 2016 LTIP award.

(8)
The amounts in this row represent the threshold, target and maximum payouts under the annual performance cash incentive for fiscal year 2016. Payout of the annual performance cash incentive was made early in fiscal year 2017 and is reflected in the “Non-Equity Incentive Plan Compensation” column of the Fiscal Year 2016 Summary Compensation Table above, and is discussed in “Compensation Discussion and Analysis,” above.

Outstanding Equity Awards at 2016 Fiscal Year-End
The following table sets forth certain information with respect to outstanding equity awards at March 31, 2016 with respect to the NEOs.

		Option Awards				Stock Awards
Name	Grant Date/Service Inception Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
M.P. Gregoire	1/7/2013	394,389(1)	—	22.82	1/7/2023
	2/21/2013	291,157(2)	—	24.41	1/7/2023
	5/13/2013	255,410(1)	125,798(1)	26.98	5/13/2023
	6/2/2014	72,409(1)	140,557(1)	28.69	6/2/2024
	5/29/2015	—	352,216(1)	30.45	5/29/2025
	6/2/2014					29,905	920,775
	5/29/2015					54,187	1,668,418
	6/2/2014							162,714(6)	5,009,964
	5/29/2015							203,526(7)	6,266,566
Total						84,092	2,589,193	336,240	11,276,530
R.J. Beckert	9/21/2006	4,864(1)	—	23.27	9/21/2016
	6/14/2011	24,561(1)	—	21.78	6/14/2018
	5/22/2012	84,864(1)	—	25.24	5/22/2019
	2/21/2013	53,062(3)	—	24.41	5/22/2019
	5/13/2013	111,452(1)	54,893(1)	26.98	5/13/2023
	6/2/2014	26,736(1)	51,897(1)	28.69	6/2/2024
	5/29/2015	—	111,001(1)	30.45	5/29/2025
	6/2/2014					11,041	339,952
	5/29/2015					17,077	525,801
	6/2/2014							60,078(6)	1,849,802
	5/29/2015							64,141(7)	1,974,901
Total						28,118	865,753	124,219	3,824,703
A. Elster	5/22/2012	53,343(1)	—	25.24	5/22/2019
	2/21/2013	33,353(3)	—	24.41	5/22/2019
	5/13/2013	92,877(1)	45,744(1)	26.98	5/13/2023
	1/21/2014	4,208(1)	2,072(1)	34.26	1/21/2024
	6/2/2014	28,964(1)	56,222(1)	28.69	6/2/2024
	5/29/2015	—	111,001(1)	30.45	5/29/2025
	6/2/2014					11,961	368,279
	5/29/2015					17,077	525,801
	6/2/2014							65,085(6)	2,003,967
	5/29/2015							64,141(7)	1,974,901
Total						29,038	894,080	129,226	3,978,868
A. Sayed	8/10/2015	—	56,647(1)	29.47	8/10/2025
	8/10/2015					8,714	268,304
	8/10/2015					129,856	3,998,266
	8/10/2015							32,732(7)	1,007,818
Total						138,570	4,266,570	32,732	1,007,818

		Option Awards				Stock Awards
Name	Grant Date/Service Inception Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
L.P. Flaherty	8/1/2013	49,848(1)	24,551(1)	30.12	8/1/2023
	8/1/2013	246,952(1)	121,632(1)	30.12	8/1/2023
	6/2/2014	20,052(1)	38,923(1)	28.69	6/2/2024
	1/14/2015	869(1)	1,684(1)	31.06	1/14/2025
	5/29/2015	—	93,924(1)	30.45	5/29/2025
	8/1/2013					18,756	577,497
	6/2/2014					8,281	254,972
	1/14/2015					358	11,023
	5/29/2015					14,449	444,885
	6/2/2014							45,058(6)	1,387,336
	1/14/2015							1,951(6)	60,071
	5/29/2015							54,272(7)	1,671,035
Total						41,844	1,288,377	101,281	3,118,442
____________

(1)	Award vests 34% on the first anniversary of the grant date and 33% on each of the second and third anniversaries of the grant date.

(2)	Award granted on February 21, 2013 vested 34%, 33%, and 33% on January 7, 2014, 2015, and 2016, respectively.

(3)	Award granted on February 21, 2013 vested 34%, 33%, and 33% on May 22, 2013, 2014, and 2015, respectively.

(4)	Represents the market value, based on the closing price of the Common Stock on March 31, 2016 ($30.79), for shares held as of March 31, 2016.

(5)
Represents the market value, based on the closing price of the Common Stock on March 31, 2016 ($30.79), for shares projected to be issuable in settlement of performance shares for those performance cycles that have not concluded as of March 31, 2016.

(6)
Represents the number of shares that may be issued under the fiscal year 2015-2017 three-year performance share component of the fiscal year 2015 long-term incentive plan if performance shares are earned at the projected earnings level as of the fiscal year end 2016 of 119.7%. No shares have been issued under this award to date and the number of shares earned, if any, will depend on performance and the Compensation Committee’s discretion. Any shares earned will immediately vest on issuance early in fiscal year 2018.

(7)
Represents the number of shares that may be issued under the fiscal year 2016-2018 three-year performance share component of the fiscal year 2016 long-term incentive plan if performance shares are earned at the projected earnings level as of the fiscal year end 2016 of 125.2%. No shares have been issued under this award to date and the number of shares earned, if any, will depend on performance and the Compensation Committee’s discretion. Any shares earned will immediately vest on issuance early in fiscal year 2019.

Fiscal Year 2016 Option Exercises and Stock Vested
The following table presents information about each stock option exercise and vesting of stock during the fiscal year ended March 31, 2016 for each of the NEOs on an aggregated basis.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
M.P. Gregoire	—	—	152,971(1)	4,568,724
R.J. Beckert	—	—	70,295(1)	2,169,897
A. Elster	1,738	14,895	63,837(1)	1,970,129
A. Sayed	—	—	44,411(1)	1,331,885
L.P. Flaherty	—	—	—	—
__________

(1)
These amounts represent restricted stock units that vested in fiscal year 2016, in addition to the shares that relate to performance cycles that concluded in fiscal year 2016. These shares vested early in fiscal year 2017, when the Compensation Committee certified the attainment of the performance goals for these performance cycles.

(2)
“Value Realized on Vesting” for restricted stock was calculated using the stock price on the respective vesting dates. “Value Realized on Vesting” for the performance share awards was calculated using $30.79 (the closing stock price on March 31, 2016), because the actual value was not determined until early in fiscal year 2017, when the Compensation Committee certified the attainment of the performance goals for these performance cycles.

Fiscal Year 2016 Non-Qualified Deferred Compensation
The following table summarizes the NEOs’ compensation under our Executive Deferred Compensation Plan, including our 401(k) Supplemental Plans and the executive deferred compensation arrangements. See “Other Compensation Arrangements Provided to Our Named Executive Officers — Deferred Compensation Arrangements” and “— 401(k) Supplemental Plans,” below.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings / Losses in Last Fiscal Year(2) ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End(3) ($)
M.P. Gregoire
Executive Deferred Compensation Plan	—	—	—	—	—
CA, Inc. Restoration Plan	—	7,900	14	—	7,264
CA, Inc. Excess Benefit Plan	—	11,263	20	—	10,366
R.J. Beckert
Executive Deferred Compensation Plan	—	—	—	—	—
CA, Inc. Restoration Plan	—	7,900	101	—	47,238
CA, Inc. Excess Benefit Plan	—	11,263	145	—	68,005
A. Elster
Executive Deferred Compensation Plan	—	—	—	—	—
CA, Inc. Restoration Plan	—	7,900	114	—	53,030
CA, Inc. Excess Benefit Plan	—	—	—	—	—
A. Sayed
Executive Deferred Compensation Plan	—	—	—	—	—
CA, Inc. Restoration Plan	—	—	—	—	—
CA, Inc. Excess Benefit Plan	—	—	—	—	—
L.P. Flaherty
Executive Deferred Compensation Plan	—	—	—	—	—
CA, Inc. Restoration Plan	—	7,900	14	—	7,264
CA, Inc. Excess Benefit Plan	—	—	—	—	—
__________

(1)
As reflected and described above in footnote (4) to the Fiscal Year 2016 Summary Compensation Table, we made a discretionary contribution in fiscal year 2017 to our 401(k) Supplemental Plans in respect of fiscal year 2016 performance and, therefore, that contribution is reflected in the table above. For additional information, please see “Other Compensation Arrangements Provided to Our Named Executive Officers — 401(k) Supplemental Plans,” below.

(2)
Represents earnings during fiscal year 2016 under the Executive Deferred Compensation Plan and the 401(k) Supplemental Plans. For additional information, please see “Other Compensation Arrangements Provided to Our Named Executive Officers — Deferred Compensation Arrangements” and “— 401(k) Supplemental Plans,” below.

(3)
This column does not include amounts that are represented in footnote (1) concerning the Company’s discretionary contribution made in respect of fiscal year 2016 as the timing of the fiscal year 2016 discretionary contribution was made after the Company’s fiscal year end and therefore was not included in the NEOs’ aggregate balances as of March 31, 2016.

Other Compensation Arrangements Provided to Our Named Executive Officers
Deferred Compensation Arrangements
The Company offers senior executives, including the NEOs, an unfunded Executive Deferred Compensation Plan, under which they may defer up to 90% of their annual performance cash incentive payouts. Compensation that is deferred is credited to a participant’s account, which is indexed to one or more investment options chosen by the participant. The amount credited is adjusted for, among other things, hypothetical investment earnings, expenses and gains or losses to the investment options. The investment options generally track those options available to our U.S. employees under the tax-qualified 401(k) plan.
Under the Executive Deferred Compensation Plan, a participant receives a lump sum distribution of the value of the participant’s deferral account after the earliest of death, disability, six months after “separation from service,” a termination in connection with a “change in control” (as each term is defined in the plan document) or a date specified by the participant (generally 5, 10 or 15 years following the deferral).
401(k) Supplemental Plans
The CA, Inc. Restoration Plan and the CA, Inc. Excess Benefit Plan (the “401(k) Supplemental Plans”) are unfunded plans that were created for the purpose of benefiting participants in the CA Savings Harvest Plan, our tax-qualified 401(k) plan, who are unable to receive a full allocation of employer contributions due to limitations imposed under the applicable tax rules. Pursuant to each of these plans, we set up a notional account that is credited with an amount, if any, that would have been credited to the participant’s 401(k) plan account absent those tax limitations. In addition, we credited these accounts with an interest-equivalent amount equal to the interest that would have been earned if the accounts had been invested in the money market fund investment alternative under our tax-qualified 401(k) plan. The amounts credited to the accounts under the 401(k) Supplemental Plans vest in accordance with the same schedule that employer contributions vest under the tax-qualified 401(k) plan, except that upon termination of the plan or a change in control of the Company, the accounts become fully vested. Within six months following a “separation from service,” the vested portion of the accounts is distributed in the form of a lump sum.
Employment and Separation Arrangements
Below are summaries of the employment and separation arrangements for the NEOs. The Company also adopted an Executive Severance Policy in fiscal year 2015 that provides for payments to be made upon certain termination events, a description of which immediately follows these summaries.
Michael P. Gregoire (Chief Executive Officer)
Mr. Gregoire’s employment arrangement, dated December 10, 2012, provides that he will be paid an initial base salary at the annual rate of $1,000,000. In each fiscal year, Mr. Gregoire is eligible to receive a target annual performance cash incentive of 150% of his annual base salary and a target long-term incentive performance award of at least $5,500,000, subject to the terms and conditions of the Company’s annual performance cash incentive and long-term incentive performance programs, respectively, and subject to reduction only in connection with a proportionate reduction affecting target levels for the Company’s other executive officers. As described in the Compensation Discussion and Analysis section above, Mr. Gregoire’s target long-term incentive performance award was increased to $8,250,000 for fiscal year 2016. Mr. Gregoire is eligible to participate in all retirement, welfare and benefit plans and perquisites on a basis that is no less favorable than those provided to other senior executives of the Company generally.

In connection with his commencement of employment, Mr. Gregoire was awarded sign-on equity grants under the Company’s 2011 Incentive Plan of $3,000,000 in stock options and $2,000,000 in restricted stock units, of which 34% vested on January 7, 2014 and 33% vested on both of January 7, 2015 and January 7, 2016. Mr. Gregoire was also paid a cash sign-on bonus of $500,000 in lieu of an annual bonus for fiscal year 2013 and to help offset his expenses associated with his relocation to the New York, NY metropolitan area and negotiation of his employment arrangement.
Mr. Gregoire’s employment is at-will and may be terminated at any time in accordance with the terms of his employment arrangement. If Mr. Gregoire’s employment is terminated by the Company without “cause” or by Mr. Gregoire for “good reason,” each as defined in his employment arrangement, on or before January 7, 2018, he will be eligible to receive, subject to his execution of a release of claims in favor of the Company: (i) accelerated vesting of any then-unvested portion of his sign-on equity grants (but sign-on stock options may not be exercised and sign-on restricted stock units will not be settled prior to their original vesting dates, and sign-on stock options will expire no later than one year thereafter); (ii) a prorated annual bonus for the year in which the termination date occurs, in an amount determined based on the Company’s actual performance and paid at the time his annual bonus would otherwise have been paid; (iii) a cash severance payment equal to 150% of his annual base salary if the termination date occurs on or prior to January 7, 2016, 75% of his annual base salary if the termination date occurs during the period from January 8, 2016 through January 7, 2017, and 37.5% of his annual base salary if the termination date occurs during the period from January 8, 2017 through January 7, 2018; and (iv) payment of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) premiums for up to 18 months following termination for himself and his eligible dependents.
If Mr. Gregoire’s employment is terminated by the Company without “cause” or by Mr. Gregoire for “good reason” after January 7, 2018, his employment arrangement provides that he will not be entitled to receive any cash severance, but he will be eligible to receive, subject to his execution of a release of claims in favor of the Company: (i) a full annual bonus for the year in which the termination date occurs, in an amount determined based on the Company’s actual performance and paid at the time his annual bonus would otherwise have been paid, provided that the targets and terms of the annual bonus for that year have been approved by the Compensation Committee prior to his termination date; and (ii) COBRA premium payments as described above.
Under Mr. Gregoire’s employment arrangement, the Company must also indemnify and hold Mr. Gregoire harmless for acts and omissions in connection with his employment to the maximum extent permitted under applicable law and the Company’s certificate of incorporation and bylaws, and must provide him coverage under the Company’s directors and officers liability insurance policy. Mr. Gregoire is subject to standard non-compete and non-solicitation covenants during, and for the 18-month period following, his employment with the Company, as well as perpetual confidentiality and mutual non-disparagement covenants.
Ayman Sayed (Executive Vice President, Chief Product Officer)
Mr. Sayed’s start date with the Company was August 10, 2015. His employment arrangement, dated June 30, 2015, provides an initial base salary at the annual rate of $600,000. For fiscal year 2016, Mr. Sayed’s target annual performance cash incentive was $600,000 and his target long-term incentive performance award was $2,000,000, each of which was prorated based on the number of days employed during the fiscal year. Mr. Sayed’s annual base salary is subject to reduction only in connection with a proportionate reduction affecting salaries for the Company’s other executive officers. The target levels for his future annual and long-term performance incentive awards remain subject to the review and approval of the Compensation Committee. Mr. Sayed is eligible to participate in all retirement, welfare and benefit plans and perquisites on a basis that is no less favorable than those provided to other senior executives of the Company generally.
The Company paid Mr. Sayed, 30 days after Mr. Sayed’s start date, a cash sign-on bonus of $1,750,000. He was also awarded a sign-on equity grant under the Company’s 2011 Incentive Plan of

$3,600,000 in restricted stock units, of which 45% will vest on August 10, 2016, 33% will vest on August 10, 2017 and 22% will vest on August 10, 2018. These sign-on awards were granted as an inducement to accept the Company’s offer of employment and to compensate him for amounts forfeited with his previous employer. The cash sign-on bonus is subject to recoupment if Mr. Sayed’s employment is terminated before the first anniversary of his start date by the Company with “cause” or by Mr. Sayed other than for “good reason,” each as defined in his employment arrangement.
Mr. Sayed’s employment is at-will and may be terminated at any time in accordance with the terms of his employment arrangement and any severance or separation pay due will be governed by the Executive Severance Policy, subject to his execution of a release of claims in favor of the Company, and any then-unvested portion of his sign-on equity grant will continue to vest in accordance with the original schedule.
Mr. Sayed is subject to standard non-compete and non-solicitation covenants during, and for the one-year period following, his employment with the Company, as well as perpetual confidentiality and non-disparagement covenants.
Lauren P. Flaherty (Executive Vice President and Chief Marketing Officer)

Ms. Flaherty’s start date with the Company was August 1, 2013. For fiscal year 2016, her base salary and target annual performance cash incentive were each $625,000 and her target long-term incentive performance award was $2,200,000. Ms. Flaherty’s annual base salary is subject to reduction only in connection with a proportionate reduction affecting salaries for the Company’s other executive officers. The target levels for her annual and long-term performance incentive awards remain subject to the review and approval of the Compensation Committee. Ms. Flaherty is eligible to participate in all retirement, welfare and benefit plans and perquisites on a basis that is no less favorable than those provided to other senior executives of the Company generally.
In connection with her hire, Ms. Flaherty was awarded sign-on equity grants under the Company’s 2011 Incentive Plan of $2,200,000 in stock options and $1,600,000 in restricted stock units, all of which will vest in approximately equal installments on each of the first three anniversaries of the grant date. The Company also agreed to pay Ms. Flaherty a cash sign-on bonus of $500,000 intended to compensate her for amounts forfeited with her prior employer, of which $250,000 was paid 30 days after her start date and the remaining $250,000 was paid on the second anniversary of her start date as shown in the Summary Compensation Table. The cash sign-on bonus was subject to recoupment if Ms. Flaherty’s employment was terminated before the second anniversary of her start date by the Company with “cause” or by Ms. Flaherty other than for “good reason,” each as defined in her employment arrangement.
Ms. Flaherty’s employment is at-will and may be terminated at any time in accordance with the terms of her employment arrangement. If Ms. Flaherty’s employment is terminated by the Company without “cause” or by Ms. Flaherty for “good reason” on or before December 31, 2016, her employment arrangement provides that she will be eligible to receive, subject to her execution of a release of claims in favor of the Company: (i) accelerated vesting of any then-unvested portion of her sign-on equity grants (but sign-on stock options may not be exercised and sign-on restricted stock units will not be settled prior to their original vesting dates, and sign-on stock options will expire no later than one year thereafter); (ii) a prorated annual bonus for the year in which the termination date occurs, in an amount determined based on the Company’s actual performance and paid at the time her annual bonus would otherwise have been paid; and (iii) a cash severance payment equal to her annual base salary.
Ms. Flaherty is subject to standard non-compete and non-solicitation covenants during, and for the one-year period following, her employment with the Company pursuant to our standard employment and confidentiality agreement, as well as perpetual confidentiality and non-disparagement covenants.

Richard Beckert (Executive Vice President and Chief Financial Officer) and Adam Elster (Executive Vice President and Group Executive, Worldwide Sales and Services)
At the time Mr. Beckert was promoted to CFO in May 2011, we agreed that, in the event his employment is terminated by the Company without “cause” or he resigns for “good reason” on or before April 1, 2015, he would be eligible to receive a severance payment equal to his base salary and payment of a prorated amount of any outstanding annual performance cash incentive award based on the Company’s actual performance and paid at the time the bonus would have otherwise been paid.
At the time Mr. Elster was promoted to Executive Vice President and Group Executive, Worldwide Sales and Services in January 2014, we agreed that, in the event his employment is terminated by the Company without “cause” or he resigns for “good reason” on or before January 21, 2017, he would be eligible to receive a severance payment equal to his annual base salary (or 75% of his annual base salary if such termination occurs after January 21, 2017 but before January 21, 2018) and payment of a prorated amount of any outstanding annual performance cash incentive award based on the Company’s actual performance and paid at the time the bonus would have otherwise been paid.
The employment arrangements with the NEOs summarized above generally contain similar definitions for “good reason” and “cause.” “Good reason” is generally defined as: (i) any material and adverse change in the NEO’s authorities and responsibilities; (ii) any material reduction by the Company of the NEO’s base salary or target incentive compensation; or (iii) any material breach by the Company of the NEO’s employment arrangement. “Cause” is generally defined as: (i) willful failure to perform duties; (ii) conduct that materially harms the reputation or financial position of the Company; (iii) conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) the commission of any other crime involving dishonesty, breach of fiduciary duties, or failure to cooperate with the Company in any investigation, or impeding any investigation.
Further, as described immediately below, the NEOs are eligible for separation payments in accordance with the Company’s Executive Severance Policy. If an NEO is covered by and receives termination of employment benefits under an individual employment arrangement (as described above), such payments and benefits will reduce (but not below zero) the corresponding payments or benefits provided under the Executive Severance Policy. In that case, the NEO would receive the greater of the two separation payments but not both of them.
Executive Severance Policy
As of May 13, 2014, the Compensation Committee approved a severance policy for senior executives, intended to provide a uniform policy for the payment of severance benefits to the CEO and the CEO’s direct reports in the event of certain terminations of employment. The policy generally provides for the following in the event of a termination without “cause” or resignation for “good reason”: (i) cash severance payment equal to 100% of each executive’s respective base salary (or 150% of base salary in the case of the CEO), (ii) a prorated annual performance cash incentive for the year in which the termination occurs, based on actual performance and paid at the time the bonus would otherwise have been paid, (iii) a prorated portion of outstanding performance shares (based on the portion of the performance cycle completed prior to the termination date), based on actual performance and paid at the time the shares would otherwise have been paid and (iv) 18 months’ of COBRA premium-equivalent payments. All payments would be conditioned on the executive executing a valid release of claims against the Company.
Change in Control Severance Policy
We maintain a Change in Control Severance Policy, which was initially approved by the Board of Directors in October 2004. This policy covers such senior executives as the Board of Directors may designate from time to time, including the NEOs discussed below.

Our Change in Control Severance Policy is intended to provide post-change in control severance benefits consistent with current competitive practice. These benefits are intended to: (i) provide additional incentive to those key executives most closely connected to a potential change in control to remain focused on the Company’s business priorities and to act more objectively and, therefore, in the best interests of stockholders, despite the fact that such a transaction could result in the executives’ termination; (ii) encourage key executives to remain with us prior to completion of a change in control and to work toward a successful transition; and (iii) provide potential additional non-competition and employee non-solicitation protection. In addition, pursuant to the equity incentive plans under which equity-based awards are granted - such as options, restricted stock, restricted stock units and performance shares - those equity-based awards generally vest upon a change in control if granted under the 2002 or 2007 Incentive Plans. Stock options and restricted stock awards granted under the 2011 Incentive Plan generally vest upon a termination without “cause” or for “good reason” (each as defined in the 2011 Incentive Plan) within a two-year period following a change in control or will immediately vest upon a change in control if the Company’s stock ceases to be publicly traded following the change in control or these equity awards are not honored or assumed in connection with the change in control. As a condition to receiving a payment under the Change in Control Severance Policy, an executive must sign a separation and release agreement that, among other things, requires the executive to acknowledge that his or her existing confidentiality agreement with us, including with respect to non-competition and non-solicitation provisions, continues to be in full force and effect.
The policy provides for certain payments and benefits in the event that, following a change in control or potential change in control of the Company, a covered executive’s employment is terminated either without “cause” by us or for “good reason” by the executive. The amount of the severance payment would range from 1.00 to 2.99 times an executive’s annual base salary and bonus (“bonus” is generally defined under the policy as the higher of the target annual performance cash incentive for the fiscal year in which the termination occurs or the average annual performance cash incentives earned during the last three completed fiscal years of the Company immediately preceding the date of termination) as determined from time to time by the Compensation Committee. As of March 31, 2016, Messrs. Gregoire, Beckert, Elster and Sayed would have been entitled to cash severance payments equal to 2.99 times their respective annual base salaries and bonuses and Ms. Flaherty would be entitled to a cash severance payment equal to 2.00 times her annual base salary and bonus, to be paid no later than 60 days following a termination of employment.

The policy also provides the following additional benefits: (i) prorated target bonus payments for the year of termination; (ii) a payment equal to the cost of 18 months’ of COBRA premium payments; (iii) one year of outplacement services; and (iv) if applicable, certain relocation expenses. In fiscal year 2016, the Company amended the Change in Control Severance Policy to remove all provisions that could require the Company to “gross-up” an executive with respect to excise taxes under Section 280G of the Internal Revenue Code. Although these provisions existed since the Policy’s inception, effective July 2010, the Compensation Committee determined that it would not enter into any new agreements with executive officers providing for excise tax gross-up provisions with respect to payments contingent upon a change in control. In fiscal year 2016, the only officer with a legacy change in control tax gross-up provision agreed to have such provision removed. In connection with that agreement, the Change in Control Severance Policy was formally amended to remove all excise tax gross-up related provisions. There are no executive officers entitled to any excise tax gross up benefits as of March 31, 2016.
Under the policy, a “change in control” would include, among other things, each of the following events: (i) the acquisition of 35% or more of our voting power; (ii) a change in a majority of the incumbent members of our Board of Directors; (iii) the sale of all or substantially all our assets; (iv) the consummation of certain mergers or other business combinations; and (v) stockholder approval of a plan of liquidation or dissolution.

Estimated Payments in the Event of Termination of Employment or Following a Change in Control
Upon certain types of terminations of employment not related to a change in control of the Company, the Company may pay severance benefits to the NEOs. As described above, the NEOs are eligible for separation payments under the Company’s Executive Severance Policy and, in certain situations, separation payments are also provided under an individual employment arrangement entered into with an NEO. For additional information, please see “Other Compensation Arrangements Provided to Our Named Executive Officers — Employment and Separation Arrangements” and “Other Compensation Arrangements Provided to Our Named Executive Officers — Executive Severance Policy,” above.
The following table shows the potential payments to our NEOs under existing policies, agreements, plans or arrangements, under various scenarios involving a change in control or termination of employment, assuming a March 31, 2016 termination date and using the closing price of the Common Stock on March 31, 2016 of $30.79.

	Termination Due to Death(1) ($)	Termination Due To Disability(1) ($)	Without Cause / Resignation for Good Reason (per Employment Arrangement)(2) ($)	Certain Terminations Following a Change in Control(3) ($)
M.P. Gregoire
Cash Severance	—	–	1,500,000	7,475,000
Interrupted Performance Cycles(4)	4,455,960	4,408,696	4,408,696	4,455,960
Acceleration of Unvested Equity(5)	3,483,406	3,483,406	—	3,483,406
Other Benefits	—	—	37,355	47,355
Total Payments	7,939,366	7,892,102	5,946,051	15,461,721
R.J. Beckert
Cash Severance	—	—	700,000	4,186,000
Interrupted Performance Cycles(4)	1,555,911	1,539,840	1,539,840	1,555,911
Acceleration of Unvested Equity(5)	1,221,620	1,221,620	—	1,221,620
Other Benefits	—	—	37,355	47,355
Total Payments	2,777,531	2,761,460	2,277,195	7,010,886
A. Elster
Cash Severance	—	—	700,000	4,186,000
Interrupted Performance Cycles(4)	1,642,215	1,625,475	1,625,475	1,642,215
Acceleration of Unvested Equity(5)	1,224,172	1,224,172	—	1,224,172
Other Benefits	—	—	37,355	47,355
Total Payments	2,866,387	2,849,647	2,362,830	7,099,742
A. Sayed
Cash Severance	—	—	600,000	3,588,000
Interrupted Performance Cycles(4)	265,625	261,522	261,522	265,625
Acceleration of Unvested Equity(5)	4,341,344	4,341,344	3,963,288	4,341,344
Other Benefits	—	—	37,355	47,355
Total Payments	4,606,969	4,602,866	4,862,165	8,242,324
L.P. Flaherty
Cash Severance	—	—	625,000	2,500,000
Interrupted Performance Cycles(4)	1,250,597	1,237,511	1,237,511	1,250,597
Acceleration of Unvested Equity(5)	1,499,992	1,499,992	658,990	1,499,992
Other Benefits	—	—	34,116	44,116
Total Payments	2,750,589	2,737,503	2,555,617	5,294,705

__________

(1)
Upon termination due to an executive’s death or disability, stock options become immediately exercisable and can be exercised within one year of such death or disability, but not later than the normal expiration date of the option. Restricted stock awards that have not vested immediately vest upon death or disability. This column includes the intrinsic value (i.e., the value based upon our stock price, and in the case of options, less the exercise price) of equity awards that would become exercisable or vested if the NEO had died or become disabled as of March 31, 2016. With regard to the three-year performance shares, promptly after death, the executive’s estate would receive a prorated portion of the target share award based on the portion of the performance cycle that lapsed prior to the death. In the event of a disability, the executive would be eligible to receive a prorated number of shares based on the actual results after the end of the performance cycle, based on the portion of the performance cycle that lapsed prior to the disability. For purposes of this calculation, we determined the value of the prorated amount of the outstanding performance share awards under the fiscal year 2015-2017 and 2016-2018 long-term incentive plans using the closing market price of the Company’s Common Stock ($30.79) on March 31, 2016 based on the achievement of “target” performance under those awards, with the value of such awards discounted to reflect the present value of the target awards in the case of disability since those awards would not be paid until after the end of the applicable performance cycle.

(2)
If Mr. Gregoire’s employment had been terminated by the Company without “cause” or by Mr. Gregoire for “good reason” on March 31, 2016, he would have received a cash severance payment equal to 150% of his annual base salary. Assuming a March 31, 2016 termination date, Messrs. Beckert, Sayed and Elster and Ms. Flaherty would have been entitled to their respective annual base salary amount, payable in a lump sum, upon termination without “cause” or resignation for “good reason.” Ms. Flaherty would also be entitled to accelerated vesting of her sign-on restricted stock units and stock options and Mr. Sayed would also be entitled to accelerated vesting of his sign-on restricted stock units (but sign-on stock options may not be exercised and sign-on restricted stock units will not be settled prior to their original vesting dates, and sign-on stock options will expire no later than one year thereafter). Under the terms of the Executive Severance Policy, each NEO would also receive (i) a lump-sum payment of an amount equal to 18 months of COBRA premium payments, provided he or she has not commenced employment with or accepted an offer of employment with a subsequent employer offering health benefits and (ii) with regard to the fiscal year 2015-2017 and fiscal year 2016-2018 three-year performance shares, a prorated portion of any award the executive would have received had the executive remained employed through the payment date, based upon the attainment of the performance goals and pro-rated for the period during the performance period through the NEO’s termination date.

(3)
Represents cash payments and the value of benefits payable upon a termination of employment without “cause” or resignation for “good reason” within the two-year period following a change in control, under our Change in Control Severance Policy (described above). As of March 31, 2016, Messrs. Gregoire, Beckert, Elster and Sayed would each have been entitled to 2.99 times their annual base salaries and annual performance cash incentive targets and Ms. Flaherty would have been entitled to 2.00 times her annual base salary and annual performance cash incentive target. In addition, this calculation includes: (i) the value of the accelerated vesting of each executive’s equity awards and prorated payout with regard to outstanding three-year performance shares, calculated as described in footnote (1) above in the event of death; (ii) the value of one year of outplacement services; and (iii) the lump-sum payment of an amount equal to 18 months of COBRA premium payments. With regard to outstanding options and restricted stock: (i) the 2002 Incentive Plan and 2007 Incentive Plan each provide for the immediate acceleration of awards upon a change in control and (ii) the 2011 Incentive Plan generally provides for the immediate acceleration of awards upon a termination without “cause” or for “good reason” (each as defined in the 2011 Incentive Plan) within a two-year period following a change in control or for immediate acceleration upon a change in control if the Company’s stock ceases to be publicly traded following the change in control or these equity awards are not honored or assumed in connection with the change in control.

(4)
With regard to the fiscal year 2015-2017 and fiscal year 2016-2018 three-year performance shares, the Compensation Committee reserves discretion, in the event of a disability, to pay a prorated portion of any award the executive would have received had the executive remained employed through the payment date. Eligibility and amount would be determined at the conclusion of the applicable performance cycle. See also the description of the long-term incentive awards and the three-year performance share component in “Compensation Discussion and Analysis,” above.

(5)
For Mr. Sayed and Ms. Flaherty, the amounts in this row reflect the accelerated vesting of the unvested portions of their respective sign-on restricted stock awards/units and stock option awards as of March 31, 2016 pursuant to their employment arrangements.

In addition to the payments summarized above, upon any termination of employment (including the scenarios described above, or a termination for cause or resignation without good reason), whether or not in connection with a change in control, the NEOs would be entitled to the balance of their vested accounts under our tax-qualified 401(k) plan, the 401(k) Supplemental Plans and the deferred compensation arrangements and vested equity, each in accordance with their terms. Without regard to vesting, the balances of these accounts for the NEOs as of March 31, 2016 (except for the 401(k) plan) are disclosed in the last column of the Fiscal Year 2016 Non-Qualified Deferred Compensation table, above.
Risk Considerations Relating to Compensation
The Company’s management presented the Compensation Committee with an assessment of the risks involved in the design and implementation of all of the Company’s incentive compensation programs, including all of the executive compensation plans that cover our NEOs. The Compensation Committee concurred with management’s assessment that our incentive compensation programs do not give rise to risks that are reasonably likely to have a material adverse effect on the Company. Some factors considered in this analysis were the following:

•
The long-term equity awards granted to our executives are subject to long-term performance goals that are linked to the Company’s long-term strategy and have long-term performance cycles or vesting schedules, which links the compensation to long-term stock price performance and to the long-term interests of the Company’s stockholders.

•
The Company’s clawback policy gives the Compensation Committee the ability under certain circumstances to recover executive compensation awards when an executive engages in intentional misconduct or fraud that results in a substantial restatement of the Company’s financial statements.

•
The Compensation Committee has discretion to decrease the amount of any incentive compensation payouts (negative discretion) when determining final payouts of awards, which gives the Compensation Committee the ability to avoid rewarding executives for excessive or inappropriate risk-taking.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table summarizes share and exercise price information about our equity compensation plans as of March 31, 2016. All of our equity compensation plans pursuant to which grants are being made have been approved by our stockholders. Our 2011 Incentive Plan was approved by stockholders in August 2011 and all equity awards to employees after the date of stockholder approval will be granted under the 2011 Incentive Plan; however, awards already granted under the 2007 and 2002 Incentive Plans, including awards for which performance targets have been established under those plans, will remain outstanding and be satisfied under those plans. Non-employee directors receive fees under the CA, Inc. 2012 Compensation Plan for Non-Employee Directors.
Equity Compensation Plan Information

Plan Category	Number of Securities Issuable Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column) (#)
Equity compensation plans approved by security holders	8,089,504(2)	27.72	58,132,674(3)
Equity compensation plans not approved by security holders	—	—	—
Total	8,089,504	27.72	58,132,674
__________

(1)
The calculation of the weighted average exercise price includes only stock options and does not include the outstanding deferred stock units, restricted stock units, performance-based awards/targets and stock units reflected in the first column.

(2)
Includes all stock options outstanding under the 2002, 2007 and 2011 Incentive Plans; all restricted stock units outstanding under the 2007 and 2011 Incentive Plans; and all deferred stock units outstanding under the 2002, 2003 and 2012 Compensation Plans for Non-Employee Directors. Although certain shares were not awarded as of March 31, 2016 for the performance-based targets set under the fiscal year 2014, 2015 and 2016 long-term incentive plans, we have assumed the following for purposes of this table: with regard to (i) the three-year performance share components of the fiscal year 2015-2017 and 2016-2018 long-term incentive plans (for which the performance cycles will end after fiscal years 2017 and 2018, respectively), we have assumed a payout at the maximum level and note that payouts under these arrangements could range from 0-200% of target at the end of the applicable performance cycle, depending on performance; and (ii) the one-year performance share component of the fiscal year 2016 long-term incentive plan and the three-year performance share component of the fiscal year 2014-2016 long-term incentive plan, the actual grants occurred in fiscal year 2017 (as indicated in the Outstanding Equity Awards at 2016 Fiscal Year-End table, above) and we have reflected the actual number of shares awarded with respect to this component in this column.

(3)
As of March 31, 2016, there were 28,763,723 shares available under the 2011 Incentive Plan, 177,145 shares available under the 2012 Compensation Plan for Non-Employee Directors, and 29,191,806 shares available under the 2012 Employee Stock Purchase Plan.

PROPOSAL 3 — APPROVAL, BY NON-BINDING VOTE, OF THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS
Stockholders are entitled to vote to approve, on an advisory or non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules. This proposal is commonly known as a “say-on-pay” proposal.
The Board of Directors and the Compensation Committee believe that the compensation program described under “Compensation Discussion and Analysis” is an effective incentive for the achievement of positive results, appropriately aligning pay and performance, and enabling the Company to attract and retain talented executives.
We currently hold our say-on-pay vote every year. Accordingly, you are being asked to vote on the following resolution at this year’s annual meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules under Compensation Discussion and Analysis and Compensation and Other Information Concerning Executive Officers.”
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Proxy Statement.
This vote is advisory and, therefore, not binding on the Company, the Board of Directors or the Compensation Committee. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding compensation of our Named Executive Officers.
The next advisory vote on the frequency of the say-on-pay vote will occur in 2017.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC (PROPOSAL 3).

PROPOSAL 4 — RE-APPROVAL OF THE CA, INC. 2011 INCENTIVE PLAN
FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

We are asking our stockholders to re-approve the material terms of the CA, Inc. 2011 Equity Incentive Plan (the “Incentive Plan”), specifically our performance measures so that awards granted to our Chief Executive Officer and other highly compensated executives under the plan may continue to be eligible for a deduction under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). The Incentive Plan has not been amended since it was initially approved by our stockholders on August 3, 2011. We are not making any changes or amendments to the Incentive Plan or asking our stockholders to approve any changes or amendments to the Incentive Plan.

The Incentive Plan is designed to comply with the requirements of the Internal Revenue Code. Section 162(m) limits our tax deduction for expenses in connection with compensation for our Chief Executive Officer and certain other most highly-compensated executive officers for any fiscal year to the extent that the compensation of such person exceeds $1 million during such fiscal year, excluding compensation that qualifies as “performance-based compensation.” Section 162(m) provides that in order for remuneration to be treated as qualified performance-based compensation, the material terms of the plan pursuant to which the performance-based compensation is paid must be disclosed to and approved periodically by our stockholders. The material terms subject to stockholder approval include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria upon which the performance goal is based; and (iii) the maximum amount of compensation to be paid during a specified period. These material terms are described below.

Certain of our executive officers are eligible to receive annual cash incentive and long term equity awards under the Incentive Plan and have an interest in the passage of this proposal. We generally intend that awards made under the Incentive Plan to our executive officers will be eligible for treatment as performance-based compensation under Section 162(m). Notwithstanding, our Board of Directors and Compensation and Human Resources Committee (the “Compensation Committee”) retains discretion to approve annual, long-term or other compensation arrangements under the Incentive Plan that may not permit such compensation to qualify for tax deductibility under Section 162(m). In addition, it is possible that performance-based compensation that is intended to be exempt from the deduction limit under Section 162(m) may not meet the requirements to qualify for such exemption.

At this time, our Board is asking you to re-approve the material terms of the performance measures under the Incentive Plan in order to allow us to preserve our ability under Section 162(m) to deduct compensation associated with future performance-based incentive awards to be made under the Incentive Plan, provided that we comply with other technical requirements of Section 162(m) and our Board determines in its sole discretion that it is in the best interest of our stockholders and the Company to approve compensation arrangements that intend to satisfy 162(m). A copy of the Incentive Plan is attached to this Proxy Statement as Exhibit A.
No amendments or modifications to the Incentive Plan are being proposed for stockholder approval, and the approval of this proposal by stockholders will not result in any increase in the number of shares of Common Stock currently available for issuance under the Incentive Plan.
Reasons to Re-Approve the Incentive Plan

Section 162(m) specifically exempts certain performance-based compensation from the deduction limit. In order to qualify for this exception, our stockholders must periodically approve the material terms of the performance measures of the plan under which compensation is to be paid. Our Incentive Plan contains these performance measures and is being proposed for re-approval by our stockholders.

The Incentive Plan has been previously approved by our stockholders and therefore the Incentive Plan will continue to be in effect and we will continue to be authorized to grant equity-based awards under the Incentive Plan regardless of whether the Incentive Plan is re-approved. If the Incentive Plan is not re-approved, any awards made under the Incentive Plan after the Annual Meeting will not be treated as “qualified performance-based compensation” and our deduction of any compensation payable in respect of such awards and subsequent periods may be subject to disallowance under Section 162(m).

Material Terms of the Incentive Plan

The following is a summary of the material terms and provisions of the Incentive Plan and of certain tax effects of participation in the Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached hereto as Exhibit A. Any capitalized terms that are used but not defined in this summary have the meaning as defined in the Incentive Plan.

Plan Administration

The Incentive Plan is administered by the Compensation Committee and those persons authorized by the Compensation Committee to administer the Incentive Plan on its behalf. The Compensation Committee determines the persons who are eligible to receive awards, the number of shares subject to an award and the terms and conditions of such awards. The Compensation Committee has the authority to interpret the provisions of the Incentive Plan and of any awards granted thereunder and to waive or amend the terms or conditions of awards granted under the Incentive Plan (although the Incentive Plan’s prohibition on stock option or stock appreciation right repricing cannot be waived). Further, the Compensation Committee establishes performance measures in connection with awards, including “qualified performance awards” (as defined below).

Eligibility

In general, employees of the Company and its consolidated subsidiaries, except seasonal and temporary employees, are eligible to receive annual performance bonuses, long-term performance bonuses, nonqualified stock options, incentive stock options, restricted stock and other equity-based awards under the Incentive Plan. As of March 31, 2016, we had approximately 11,000 employees. Consultants to the Company will be eligible only to receive nonqualified stock options and other equity-based awards under the Incentive Plan. As of March 31, 2016, we had approximately 3,700 consultants.

Performance Bonuses

The Incentive Plan provides for the award of annual performance bonuses that are payable entirely in cash and long-term performance bonuses that are payable either in cash or in equity awards, including options and shares of restricted stock. To the extent that a long-term performance bonus is paid in shares of restricted stock and/or stock options, the number of shares of restricted stock payable and/or the number of stock options granted will be based on the Fair Market Value of a share on the date of grant, subject to reasonable restricted stock discount factors and/or stock option valuation methodology that the Compensation Committee may choose to apply. Unless the Compensation Committee determines otherwise, awards granted in connection with a long-term performance bonus will vest in approximately equal installments on each of the first three anniversaries of the end of the applicable performance cycle (or date of grant, in the case of awards that are not qualified performance awards).

The maximum amount of any annual performance bonus that may be paid to any one participant under the Incentive Plan during any fiscal year of the Company is $10,000,000. The maximum amount of any long-term performance bonus in the form of restricted stock that may be awarded to any one participant under the Incentive Plan during any fiscal year of the Company is $20,000,000.

Annual performance bonuses and/or long-term performance bonuses under the Incentive Plan may be awarded to any employee selected by the Compensation Committee. Generally, the Compensation Committee has the discretion to fix the amount, terms and conditions of annual performance bonuses and long-term performance bonuses. However, annual performance bonuses and long-term performance bonuses designated as “qualified performance awards” are subject to the following terms and conditions:

•	Performance Cycles. The Compensation Committee establishes the length of the performance cycle for annual and long-term performance bonuses.

•
Performance Measures.  The amount of any annual performance bonus and/or long-term performance bonus designated as a qualified performance award payable to an employee under the Incentive Plan will be determined by reference to the degree of attainment of one or more performance measures selected by the Compensation Committee to measure the level of our performance during the applicable performance cycle.

Performance measures that the Compensation Committee may select under the Incentive Plan include (on a pre-tax or after-tax, total or per-share basis) any of the following (including any component thereof):

•	Net Operating Profit;

•	Return on Invested Capital;

•	Total Shareholder Return;

•
Relative Total Shareholder Return (as compared against a peer group of the Company, which, unless otherwise specified by the Compensation Committee, will be determined in reference to the Standard & Poor’s Systems Software Index, excluding the Company);

•	Earnings;

•	Net Income, as adjusted;

•	Cash Flow;

•	Revenue;

•	Revenue Growth;

•	Share Performance;

•	Relative Share Performance;

•	Billings Growth;

•	Operating Margin; and/or

•	New License Sales.

Within the time prescribed in the Incentive Plan, the Compensation Committee will establish, in writing, the performance measure(s) that will apply to the applicable performance bonuses for that performance cycle.

•
Target Awards and Payout Formulas.  For each performance bonus designated as a qualified performance award, the Compensation Committee will set a target annual bonus and/or long- term performance bonus for each eligible employee and, for each form of bonus, will establish an objective payout formula. The payout formula for each form of bonus will set the minimum level of performance attainment that must be achieved on the applicable performance measure(s) before any of that performance bonus becomes payable, and the percentage (which can range between 0% and 200%) of the applicable target bonus award that will become payable upon attainment of various levels of performance in excess of the minimum required amount.

•
Compensation Committee Discretion.  The Compensation Committee has the discretion, which it may apply on a case-by-case basis, to reduce (but not increase) the amount of any performance bonus designated as a qualified performance award that is payable to any employee.

•
Compensation Committee Certification.  Before performance bonuses are paid, the Compensation Committee will certify, in writing, the level of attainment of the applicable performance measure(s) for that bonus.

Restricted Stock

Restricted stock may be awarded under the Incentive Plan to any employee selected by the Compensation Committee. Generally, the Compensation Committee has the discretion to fix the amount, terms, conditions and restrictions applicable to restricted stock awards, subject to the following provisions:

•
Maximum Award.  The maximum number of shares of restricted stock (including shares issued in connection with a long-term performance bonus and as a stand-alone restricted stock award) that may be issued to any one participant during any fiscal year of the Company may not exceed 1,000,000 shares.

•
Payment.  When restricted stock is granted, we may issue uncertificated stock in electronic form or may register stock certificates in the participant’s name, with appropriate legends listing any applicable restrictions that the Compensation Committee may, in its discretion, impose. At that time, the participant will have all the rights of a stockholder with respect to the shares (including the right to vote and receive dividends), except that the shares will be subject to vesting and forfeiture.

•
Vesting.  Unless otherwise determined by the Compensation Committee, shares vest in approximately three equal installments on the date of issuance and on each of the first and second anniversaries of the end of the applicable performance cycle (or date of grant, in the case of awards that are not qualified performance awards).

•	Acceleration of Vesting. Unless the Compensation Committee otherwise determines, all shares of restricted stock will immediately vest upon the death or Disability of the participant.

Stock Options

Stock options awarded may be in the form of either nonqualified stock options or incentive stock options (“ISOs”), or a combination of the two, at the discretion of the Compensation Committee. Stock options granted are subject to the following terms and conditions:

•
Exercise Price.  The exercise price for each share subject to a stock option will be no less than the Fair Market Value of a share on the date of grant — generally the closing price of a share of Common Stock as reported on the NASDAQ Stock Market on the date of grant.

•
Incentive Stock Options.  The aggregate Fair Market Value on the date of grant of the shares with respect to which ISOs first become exercisable during any calendar year for any participant may not exceed $100,000. For purposes of this $100,000 limit, the participant’s ISOs under the Incentive Plan and all other plans maintained by the Company and subsidiaries are aggregated.

•
No Repricing.  The Incentive Plan contains a prohibition against decreasing the exercise price of a stock option (or stock appreciation right) after grant (other than in connection with permitted Incentive Plan adjustments; see “Adjustments,” below), unless stockholder approval of the repricing is obtained.

•
Vesting.  Unless otherwise provided by the Compensation Committee, stock options will vest ratably on each of the first three one-year anniversaries of the date of grant, although stock options will immediately vest upon the death or Disability of a participant.

•
Term.  Stock options will automatically lapse 10 years after the date of grant, unless the term of the stock option established by the Compensation Committee is shorter than 10 years or the term is extended due to certain Company-imposed blackouts.

•
Post-Termination Exercise.  Unless otherwise provided by the Compensation Committee, stock options that have not vested as of the date of a participant’s termination of employment or consultancy, for any reason other than death or Disability, will immediately terminate as of such events; and, subject to the Special Forfeiture Provision described later in this summary, any vested stock option that has not already been exercised generally must be exercised, if at all, within 90 days after such event (within one year in the case of death, Disability or Retirement).

•
Payment of Exercise Price.  Unless otherwise provided, payment of the exercise price may be made in cash, certified check, bank draft, wire transfer, or money order or, if permitted by the Compensation Committee, by (i) tendering to us shares owned by the participant for at least six months having a Fair Market Value equal to the exercise price; (ii) delivering irrevocable instructions to a broker to deliver to us the amount of sale proceeds with respect to shares having a Fair Market Value equal to the exercise price; or (iii) any combination of the above methods.

•
Transfer Restrictions.  ISOs may not be transferred by a participant other than by will or the laws of descent and distribution and may be exercised only by a participant, unless the participant is deceased. In general, similar transfer restrictions apply to nonqualified stock options, except that, in the case of nonqualified stock options, the Compensation Committee has the discretion to permit a participant to transfer a nonqualified stock option to a family member, a trust for the benefit of a family member and to certain family partnerships. Any nonqualified stock option so transferred will be subject to the same terms and conditions of the original grant and may be exercised by the transferee only to the extent the stock option would have been exercisable by the participant had no transfer occurred.

Other Equity-Based Awards

The Compensation Committee may, from time to time, grant other awards under the Incentive Plan that consist of, or are denominated in, shares. These awards may include, among other things shares, restricted stock units, stock appreciation rights (which lapse no later than the tenth anniversary of grant date, unless the term is extended due to certain Company-imposed blackouts), phantom or hypothetical shares and share units. The Compensation Committee has broad discretion to determine the terms, conditions, restrictions and limitations, if any, that will apply to other equity-based awards granted, except that other equity-based awards designated as qualified performance awards must comply with the requirements of Section 162(m).

Special Forfeiture Provision

The Compensation Committee has discretion to provide that in the event a participant enters into certain employment or consulting arrangements that are competitive with the Company or any subsidiary or affiliate without first obtaining our written consent, the participant will (i) forfeit all rights under any outstanding stock option or stock appreciation right and return to us the amount of any profit realized upon the exercise; and/or (ii) forfeit and return to us all other stock-based awards that remain subject to the forfeiture provision, as provided in the award agreement.

Change in Control

Unless otherwise provided by the Compensation Committee, the Incentive Plan provides that, if a change in control occurs and (i) the Common Stock of the Company (or of any direct or indirect parent entity) is publicly traded; and (ii) outstanding restricted stock and stock options will be honored or assumed, or substantially equivalent awards substituted therefor, if a participant’s employment is terminated without cause or good reason within a two-year period following such change in control, time vested restricted stock and stock options will become fully vested and exercisable as of the date such participant’s employment is terminated. However, if Common Stock of the Company (or the stock of any direct or indirect parent entity) is not publicly traded, or outstanding time vested restricted stock and stock options are not honored or assumed, or substantially equivalent awards substituted therefor, time vested restricted stock and stock options will become fully vested and exercisable as of the date of such change in control.

For purposes of the Incentive Plan, a “change in control” includes, among other things, (a) the acquisition of 35% or more of our voting power; (b) a change in a majority of the incumbent members of our Board of Directors; (c) the sale of all or substantially all our assets; (d) the consummation of certain mergers or other business combinations; and (e) stockholder approval of a plan of liquidation or dissolution.

Shares Available for Issuance

The maximum number of shares of Common Stock that may be issued under the Incentive Plan is 45,099,377 shares, subject to adjustment as provided under the terms of the Incentive Plan (see “Adjustments” below). As of May 23, 2016, 23,609,058 shares of Common Stock remain available for issuance under the Incentive Plan. The closing price of Common Stock on May 23, 2016 was $31.05 per share, as reported on the NASDAQ Stock Market. Shares issuable under the Incentive Plan may consist of authorized but unissued shares or shares held in our treasury. In determining the number of shares that remain available under the Incentive Plan, only awards payable in shares are counted. If an Award is terminated by expiration, forfeiture, cancellation or otherwise without issuance of shares, or is settled in cash in lieu of shares, the shares underlying such award will be available for future awards under the Incentive Plan. Also, if shares are tendered or withheld in payment of all or part of the exercise price of a stock option, or in satisfaction of tax withholding obligations, such shares will be available for future awards under the Incentive Plan. To the extent that any option or other award outstanding pursuant to the CA, Inc. 2007 Incentive Plan (the “2007 Plan”) expires, is terminated, forfeited or canceled without having been exercised or settled in full, shares subject to such awards will be added to the share maximum available for issuance under the Incentive Plan; provided, however, that the aggregate number of shares outstanding under the 2007 Plan that may be added to the share maximum will not exceed 10,786,054 shares, the number of shares subject to outstanding awards under the 2007 Plan as of June 6, 2011 (subject to equitable adjustments). No more than 10,000,000 shares may be issued under grants of ISOs during the term of the Incentive Plan. No more than an aggregate of 3,000,000 shares may be awarded in any form to any one participant during any fiscal year of the Company. Any shares (a) delivered by us, (b) with respect to which awards are made and (c) with respect to which we become obligated to make awards, in each case through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the shares available to be delivered pursuant to awards under the Incentive Plan.

Adjustments

In the event of any change in the number of issued shares (or issuance of shares of stock other than shares of Common Stock) by reason of any stock split, reverse stock split, or stock dividend, recapitalization, reclassification, merger, consolidation, split-up, spin-off, reorganization, combination, or exchange of shares, the exercisability of stock purchase rights received under the Company’s Stockholder Protection Rights Agreement, the issuance of warrants or other rights to purchase shares or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares, other securities or other property), the Compensation Committee shall adjust the number or kind of shares that may be issued under the Incentive Plan, and the terms of any outstanding award (including, without limitation, the number of shares subject to an outstanding award, the type of property to which the award relates and the exercise price of a stock option, stock appreciation right or other award) in such manner as the Compensation Committee shall determine is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan, and such adjustment shall be conclusive and binding for all purposes under the Incentive Plan.

Amendment and Termination

The Incentive Plan may be amended or terminated by the Board of Directors at any time without stockholder approval, except that any amendment that either increases the aggregate number of shares that may be issued under the Incentive Plan, decreases the exercise price at which stock options (or stock appreciation rights) may be granted or materially modifies the eligibility requirements for participation in the Incentive Plan requires stockholder approval before it can be effective. No amendment of the Incentive Plan may materially adversely affect any right of any participant with respect to any outstanding Award without the participant’s written consent. If not earlier terminated by the Board of Directors, the Incentive Plan will automatically terminate on the tenth anniversary of the 2011 Annual Meeting of stockholders. No awards may be granted under the Incentive Plan after it is terminated, but any previously granted awards will remain in effect until they expire.

Summary of Federal Income Tax Consequences of Options and Stock Appreciation Rights

The following is a brief summary of the principal United States federal income tax consequences of stock options and stock appreciation rights under the Incentive Plan, under current United States federal income tax laws. This summary is not intended to constitute tax advice and is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Nonqualified Stock Options and Stock Appreciation Rights

A participant will not recognize any income at the time a nonqualified stock option or stock appreciation right is granted, nor will we be entitled to a deduction at that time. When a nonqualified stock option or stock appreciation right is exercised, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains on the date of exercise over the exercise price (or, for a stock appreciation right, the cash or value of shares received on exercise). Payroll taxes are required to be withheld from the participant on the amount of ordinary income recognized by the participant. We generally will be entitled to a tax deduction with respect to a nonqualified stock option or stock appreciation right at the same time and in the same amount as the participant recognizes income. The participant’s tax basis in any shares acquired by exercise of a nonqualified stock option (or received on exercise of a stock appreciation right) will be equal to the exercise price paid plus the amount of ordinary income recognized.

Upon a sale of the shares received by a participant upon the exercise of a nonqualified stock option, any gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on the how long the participant held such shares prior to sale.

Incentive Stock Options

A participant will not recognize any income at the time an ISO is granted. Nor will a participant recognize any income at the time an ISO is exercised. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be a preference item that could create an alternate minimum tax liability. If a participant disposes of the shares acquired on exercise of an ISO after the later of two years after the date of grant of the ISO or one year after the date of exercise of the ISO (the “holding period”), the gain (i.e., the excess of the proceeds received on sale over the exercise price paid), if any, will be long-term capital gain eligible for favorable tax rates. If the participant disposes of the shares prior to the end of the holding period, the disposition is a “disqualifying disposition,” and the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the lesser of (i) the fair market value of the shares on the date of exercise; or (ii) the amount received for the shares, over the exercise price paid. The balance of the gain or loss, if any, will be long-term or short-term capital gain or loss depending on how long the shares were held by the participant prior to disposition.

We generally will not be entitled to a deduction as a result of the grant or exercise of an ISO. If a participant recognizes ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.
Internal Revenue Code Section 162(m)

With certain exceptions, Section 162(m) limits deduction for compensation in excess of $1,000,000 paid to certain “covered employees” whose compensation is reported in the Summary Compensation Table included in the Company’s annual proxy statements. However, compensation paid to such employees will not be subject to such deduction limitation if it is considered “qualified performance-based compensation” (within the meaning of Section 162(m), which, among other requirements, requires stockholder approval of the performance measures available under a plan). Notwithstanding the adoption of the Incentive Plan by stockholders, we reserve the right to pay our employees, including recipients of awards under the Incentive Plan, amounts that may or may not be deductible under Section 162(m) or other provisions of the Internal Revenue Code. In addition, it is possible that performance-based compensation that is intended to be exempt from the deduction limit under Section 162(m) may not meet the requirements to qualify for such exemption.
New Plan Benefits

Future awards under the Incentive Plan will be granted at the discretion of the Compensation Committee. As a result, it is not possible to determine the number and type of awards that will be granted to any person under the Incentive Plan. Information on awards granted to our named executive officers under the Incentive Plan during fiscal year ended March 31, 2016 are reflected in the executive compensation tables, including the Fiscal Year 2016 Grants of Plan Based Awards Table, in this Proxy Statement.

In accordance with SEC rules, the following table lists all options granted to the individuals and groups indicated below since the adoption of the Incentive Plan in 2011.

Persons or Groups of Persons	Options
Michael P. Gregoire President and Chief Executive Officer	2,042,655
Richard J. Beckert Executive Vice President and Chief Financial Officer	609,350
Adam Elster Executive Vice President and Group Executive Worldwide Sales and Services	593,159
Lauren P. Flaherty Executive Vice President and Chief Marketing Officer	696,119
Ayman Sayed Executive Vice President and Chief Products Officer	145,451
All current executive officers as a group(1)	4,738,869
All current directors (who are not executive officers) as a group(2)	—
Each associate of any such director, executive officer or nominees	—
Each other person who received or is to receive 5% of such options, warrants or rights	—
All employees, including all current officers who are not executive officers as a group	652,135
__________

(1)	Includes NEOs listed in the table, above.

(2)
Mr. Gregoire is the only current director who received options under the Incentive Plan, which he received in his capacity as President and Chief Executive Officer. Non-employee directors are not eligible for grants under the Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RE-APPROVAL OF THE CA, INC. 2011 INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) (PROPOSAL 4).

PROPOSAL 5 — RATIFICATION OF THE
NOVEMBER 2015 STOCKHOLDER PROTECTION RIGHTS AGREEMENT

General

The Board of Directors has authorized, and we have entered into, a Stockholder Protection Rights Agreement dated as of November 30, 2015 (the “Rights Agreement”) with Computershare Trust Company, N.A., as Rights Agent. The Rights Agreement is substantially similar to our expired Stockholder Protection Rights Agreements, which were voted on by, and received the favorable support of, our stockholders in 2013, 2010 and 2007, respectively, although we have included some changes that conform to current market practice with respect to such plans. As with the prior Stockholder Protection Rights Agreements, the Board has directed that our stockholders be given the opportunity to vote on the Rights Agreement at the annual meeting of stockholders.

In addition to seeking stockholder ratification, the Rights Agreement includes other key “stockholder-friendly” features that were part of the expired Stockholder Protection Rights Agreements ratified by stockholders in 2013, 2010 and 2007, including setting the threshold for triggering exercise of the Rights Agreement at 20% of the outstanding shares of Common Stock; a fixed term for the Rights Agreement of only three years if ratified by stockholders; and a provision that states that the stockholders can vote to redeem the rights in the event a Qualifying Offer (described below, which has been revised to more closely follow market practice as it has developed since our first rights agreement was adopted) is made if holders of at least 10% of the outstanding shares of Common Stock request that a special meeting of stockholders be convened for that purpose. A new feature of the Rights Agreement provides that the rights will expire one year from the date of adoption of the Rights Agreement if the Rights Agreement is not ratified by stockholders.

The Board believes that the Rights Agreement is in the best interests of our stockholders and strikes an appropriate balance between allowing the Board to use a rights agreement to increase its negotiating leverage to maximize stockholder value and current best practices giving stockholders a voice in the process. In the case of offers that the Board considers to be coercive, abusive or opportunistic or of an accumulation of shares that could convey control without providing a control premium to all stockholders, the Rights Agreement should provide time for the Board to evaluate that offer, to seek out and secure potentially superior financial alternatives, if available, and ultimately to negotiate the best price for our stockholders if a change of control transaction is to occur and to stop the accumulation of control without paying a control premium. The following is a summary of the material terms of the Rights Agreement. The statements below are only a summary, and we refer you to the full text of the Rights Agreement, which is attached as Exhibit B to this Proxy Statement. Each statement in this summary is qualified in its entirety by reference to the Rights Agreement.

Under the terms of the Rights Agreement, holders of our Common Stock as of December 11, 2015 received one right for every share of our Common Stock held as of the close of business on December 11, 2015. Each share of our Common Stock issued after the close of business on December 11, 2015 and prior to the separation time (described below) will also be issued one corresponding right. The rights trade with and are evidenced by our Common Stock certificates until the separation time. After the separation time, the rights will separate from the Common Stock and each right will entitle the holder to purchase from us 0.001 shares of participating preferred stock at a purchase price of $120 per share, subject to adjustment. The participating preferred stock is designed so that one one-thousandth of a share is the economic equivalent of a share of Common Stock. After a flip-in date (described below), each non-voided right will entitle the holder to purchase for the exercise price shares of our Common Stock equal in value (as calculated under the terms of the Rights Agreement) to twice the exercise price (as adjusted). The board could also elect to exchange each non-voided right for one share of Common Stock. The rights would also entitle their holders to acquire common stock of an acquiror in the circumstances described below.

The rights serve as an anti-takeover device and encourage third parties who may be interested in acquiring us to negotiate directly with the Board. The rights will not prevent a takeover of us. However, as described below, the rights may cause substantial dilution to a person or group that acquires 20% or more of the outstanding Common Stock unless the rights are first redeemed. Nevertheless, the rights should not interfere with a transaction that is in the best interests of our stockholders because the rights may be redeemed, including by vote of the stockholders under certain circumstances, at any time prior to the flip-in date. The Board’s decision to enter into the Rights Agreement was not made in response to, or in anticipation of, any acquisition proposal.

Events Causing the Exercisability of the Rights

The rights will become exercisable upon the occurrence of the “separation time,” which is defined in the Rights Agreement as the next business day following the earlier to occur of:

•	the “flip-in date,” which is

◦
the first date of a public announcement by us that any person has become an Acquiring Person under the Rights Agreement, which generally means a person or group that has become the “beneficial owner” of 20% or more of the outstanding Common Stock (Martin Haefner and Eva Maria Bucher-Haefner and their respective affiliates and associates are “grandfathered” under this provision so long as their aggregate ownership of Common Stock does not exceed 25% of the outstanding Common Stock); or

◦	the date and time on which any Acquiring Person becomes the “beneficial owner” of more than 50% of the outstanding shares of Common Stock; or

•
the tenth business day (or such later date as determined by resolution of the Board) after the date on which any person commences a tender or exchange offer that, if consummated, would result in that person becoming an Acquiring Person.

“Beneficial ownership” is defined broadly to include ownership of stock held by the affiliates or associates of a person, stock which such person is deemed to own under Rules 13d-3 and 13d-5 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stock held by others with whom such person has certain agreements, arrangements or understandings, and certain derivative positions.

Until the separation time, the rights may be transferred only with shares of our Common Stock.

Effect of “Flip-In Date”

In the event that a flip-in date occurs prior to the expiration or redemption, including by the stockholders under certain circumstances, of the rights, each right (other than rights owned by an Acquiring Person, its affiliates or transferees, which will become void) will thereafter constitute the right to receive, upon exercise for the $120 exercise price, subject to adjustment, that number of shares of our Common Stock (or, in certain circumstances, cash, property or other securities) having a value equal to two times the exercise price. In addition, the Board may exchange the rights (other than rights that have become void) at any time after a flip-in date and prior to the time that an Acquiring Person becomes the beneficial owner of more than 50% of the outstanding shares of Common Stock in whole or in part, at an exchange ratio of one share of our Common Stock per right. Before effecting such an exchange, the Board may direct us to enter into a trust agreement establishing a trust into which we will issue all or some of the shares of our Common Stock (or other securities) issuable pursuant to the exchange, and all holders of rights entitled to receive shares pursuant to the exchange will only be entitled to receive these shares from the trust upon compliance with the relevant terms of the trust agreement.

Until a right is exercised or exchanged, the holder of the right, by virtue of being a right holder, will have no rights as a stockholder of ours, including, for example, the right to vote or to receive dividends.

The Board May Redeem the Rights

The Board may, at its option, at any time prior to the flip-in date, redeem all (but not less than all) of the then outstanding rights at a price of $0.001 per right. The rights will then terminate immediately and each right, whether or not previously exercised, will thereafter represent only the right to receive the redemption price in cash or securities, as determined by the Board.

Exercise of Rights for Shares of an Acquiring Company

If, on or after a flip-in date, (i) an Acquiring Person controls the Board or beneficially owns 50% or more of our Common Stock, and we are involved in a merger, consolidation or statutory share exchange and either

(A) that transaction is with that Acquiring Person (or any affiliate or associate thereof) or (B) any term of that transaction relating to the treatment of capital stock that is beneficially owned by the Acquiring Person is not identical to the terms of that transaction relating to capital stock beneficially owned by other holders or (ii) an Acquiring Person controls the Board and we are involved in a sale of more than 50% of our assets or earning power, holders of the rights will then each have the right to receive, upon the exercise thereof at the then current exercise price, common stock of the acquiring company having a market value at the time of the transaction equal to two times the exercise price of the right.

Stockholders May Vote to Redeem in the Event of a Qualifying Offer

In the event we receive a Qualifying Offer (that has not been terminated prior thereto and which continues to be a Qualifying Offer), not earlier than 60, nor later than 80, business days following the commencement of the Qualifying Offer, stockholders representing at least 10% of the shares of Common Stock then outstanding may direct the Board to call a special meeting of stockholders to vote to redeem the rights. The Board must then call and hold a meeting to vote on redeeming the rights by the 90th business day following receipt of the stockholder demand for such meeting. If no person has become an Acquiring Person, the offer continues to be a Qualifying Offer and stockholders representing at least a majority of the shares of Common Stock (other than shares held by the offeror) represented at the meeting at which a quorum is present vote in favor of redeeming the rights or the special meeting is not held within the time period required, then the rights will be deemed redeemed immediately prior to the consummation of the Qualifying Offer.

A Qualifying Offer, in summary terms, is an offer with the following characteristics:

•	a fully financed all-cash tender offer or an exchange offer offering common stock of the offeror, or a combination thereof, for any and all of the outstanding shares of Common Stock;

•	an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

•
an offer that within 20 business days after its commencement date (or within 10 business days after any increase in the offer consideration) does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the holders of the Common Stock is either unfair or inadequate;

•
an offer that is subject only to the minimum tender condition and other usual and customary terms and conditions, which may include a condition that no change or event has resulted in, or is reasonably expected to result in, a material adverse effect on the Company, but which conditions shall not include any financing, funding, due diligence or similar conditions;

•
an offer pursuant to which we have received an irrevocable written commitment of the offeror that the offer will remain open for not less than 60 business days and, if a special meeting is duly requested under the redemption provisions, for at least ten business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the special meeting notice, for at least 10 business days following such 90 business day period;

•
an offer conditioned on a minimum of at least a majority of the outstanding shares of Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•
an offer pursuant to which we have received an irrevocable written commitment of the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all shares of Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to any stockholders’ statutory appraisal rights;

•
an offer pursuant to which we have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, change the form of consideration offered, reduce the number of shares being sought, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder; and

•
if an offer includes common stock of the offeror, (A) the offeror is a publicly owned United States corporation, and its common shares are freely tradable and are listed or admitted to trading on the New York Stock Exchange, the Nasdaq Global Market or the Nasdaq Global Select Market, (B) no stockholder approval of the offeror is required to issue such common stock or, if required, such approval has already been obtained, (C) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act of 1933, as amended, including, without limitation, the filing of all required Exchange Act reports in a timely manner during the 12 calendar months prior to the date of commencement of the offer.

Adjustments to Exercise Price

The exercise price for each right and the number of shares of participating preferred stock (or other securities or property) issuable upon exercise of the rights are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of, or in exchange for, Common Stock.

Amendments to Terms of the Rights; Suspension of Exercisability or Exchangeability

Any of the terms or provisions of the Rights Agreement may be amended by the Board prior to the flip-in date. After that time, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes that do not materially adversely affect the interests of holders of rights (other than the Acquiring Person or its affiliates or associates) or to satisfy any applicable law, rule or regulation.

Term

If the stockholders ratify the Rights Agreement, the rights will expire at the close of business on November 30, 2018, unless earlier redeemed, exercised or exchanged by us as described above. If the stockholders do not ratify the Rights Agreement, the rights will expire on November 30, 2016.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE RIGHTS AGREEMENT (PROPOSAL 5).

INFORMATION REGARDING BENEFICIAL OWNERSHIP
OF PRINCIPAL STOCKHOLDERS, THE BOARD AND MANAGEMENT
The following table sets forth information, based on data provided to us, with respect to beneficial ownership of shares of Common Stock as of May 23, 2016 for (1) each person known by us to beneficially own more than five percent of the outstanding shares of Common Stock, (2) each of our directors and nominees for election as directors, (3) the Named Executive Officers set forth in the Fiscal Year 2016 Summary Compensation Table, above (including Mr. Gregoire, who is listed under the “Directors and Nominees” heading), and (4) all of our directors, nominees and executive officers as a group. The table also sets forth separately the number of shares of Common Stock underlying deferred stock units and restricted stock units held by each of our directors and officers as of May 23, 2016. Percentage of beneficial ownership is based on 417,451,696 shares of Common Stock outstanding as of May 23, 2016. Unless otherwise indicated, the address for the following stockholders is c/o CA, Inc., 520 Madison Avenue, New York, New York 10022.

Beneficial Owner	Number of Shares Beneficially Owned(1)(2)	Percent of Class	Shares Underlying Deferred Stock Units or Restricted Stock Units(3)
Holders of More Than 5%:
Careal Holding AG	103,836,580(4)	24.87%	—
Martin Haefner
Eva Maria Bucher-Haefner
Macquarie Group Limited(5)	21,766,044	5.21	—
Directors and Nominees:
Jens Alder	—	*	32,467
Raymond J. Bromark	1,000	*	58,922
Gary J. Fernandes	1,125	*	119,667
Michael P. Gregoire	1,586,724	*	—
Rohit Kapoor	20,000	*	46,806
Jeffrey G. Katz	—	*	8,161
Kay Koplovitz	—	*	48,571
Christopher B. Lofgren	—	*	77,256
Richard Sulpizio	—	*	44,339
Laura S. Unger	—	*	64,649
Arthur F. Weinbach	25,000	*	106,820
Renato (Ron) Zambonini	25,000	*	61,478
Named Executive Officers (Non-Directors):
Richard J. Beckert	491,860	*	—
Adam Elster	440,702	*	—
Lauren P. Flaherty(6)	440,991	*	18,756
Ayman Sayed(7)	21,400	*	129,856
All Directors, Nominees and Executive Officers as a Group (19 persons)	3,424,402	*	840,954

*	Represents less than 1% of the Common Stock outstanding.

(1)	Except as indicated below, all persons have represented to us that they exercise sole voting power and sole investment power with respect to their shares.

(2)
The amounts shown in this column include the following shares of Common Stock issuable upon exercise of stock options that either are currently exercisable or will become exercisable within 60 days after May 23, 2016: Mr. Beckert, 424,122; Mr. Elster, 324,341; Ms. Flaherty, 369,118; Mr. Gregoire, 1,329,196; and all directors, nominees and executive officers as a group, 2,696,682. The amounts shown in this column include the following shares of restricted stock that are currently unvested and subject to tax withholding and over which the respective beneficial owner holds sole voting power but no investment power: Mr. Beckert, 44,610; Mr. Elster, 45,530; Ms. Flaherty, 37,042; Mr. Gregoire, 142,766; Mr. Sayed, 21,400; and all directors, nominees and executive officers as a group, 344,274. The amounts shown in this column include the following shares of Common Stock that are owned jointly with a spouse and over which the respective beneficial owner holds shared voting power and shared investment power: Mr. Zambonini, 25,000; and all directors, nominees and executive officers as a group, 25,000.

(3)
Under our prior and current compensation plans for non-employee directors, directors have received a portion of their fees in the form of deferred stock units. In January immediately following termination of service, a director receives shares of Common Stock in an amount equal to the number of deferred stock units accrued in the director’s deferred compensation account. Although the deferred stock units are derivative equity securities owned by the directors, the deferred stock units are not included in the column headed “Number of Shares Beneficially Owned” because the directors do not currently have the right to dispose of or to vote the underlying shares of Common Stock. See “Compensation of Directors” for more information.

(4)
Information (including information in this footnote) is based solely on the Schedule 13D/A filed jointly with the SEC on December 2, 2015 by Careal Holding AG (“Careal”), Martin Haefner, Eva Maria Bucher-Haefner and BigPoint Holding AG (“BigPoint”), except for “Percent of Class” and the beneficial ownership percentages in this footnote, which have been calculated based on the number of shares of Common Stock outstanding as of May 23, 2016 . Careal is a holding company of which 50% of the shares are owned by Mr. Haefner and 50% of the shares are owned by Ms. Bucher-Haefner. BigPoint is a holding company for certain of Mr. Haefner’s investments and is wholly owned by him. Careal has sole voting and dispositive power over 66,763,380 shares (representing 15.99% of class). Mr. Haefner has sole voting power over 37,070,000 shares (20,000 of which are held by Mr. Haefner and 37,050,000 of which are held by BigPoint) and shared voting and dispositive power over 66,766,580 shares (66,763,380 of which are held by Careal and 3,200 of which are held by the spouse of Mr. Haefner), for a total of 103,836,580 shares beneficially owned by Mr. Haefner (representing 24.87% of class). Ms. Bucher-Haefner has shared voting and dispositive power over the 66,763,380 shares held by Careal (representing 15.99% of class). BigPoint has sole voting and dispositive power over 37,050,000 shares (representing 8.88% of class). The principal place of business of each of Careal, Mr. Haefner, Ms. Bucher-Haefner and BigPoint is Utoquai 49, 8022 Zurich, Switzerland.

(5)
Information (including information contained in this footnote) is based solely on the Schedule 13G filed jointly with the SEC on March 7, 2016, except for “Percent of Class”, which has been calculated based on the number of shares of Common Stock outstanding as of May 23, 2016, with respect to beneficial ownership of 21,766,044 shares by Macquarie Group Limited, Macquarie Bank Limited, Macquarie Investment Management Limited, Macquarie Investment Management Austria Kapitalanlage AG, Delaware Management Holdings, Inc. and Delaware Management Business Trust. Macquarie Group Limited and Macquarie Bank Limited have no voting or dispositive power of these shares. Macquarie Investment Management Limited has sole voting and dispositive power over 7,400 shares; Macquarie Investment Management Austria Kapitalanlage AG has sole voting and dispositive power over 118,426 shares; and Delaware Management Holdings Inc. and Delaware Management Business Trust have sole voting and dispositive power over 20,861,117 shares. The principal business address of Macquarie Group Limited is 50 Martin Place Sydney, NSW, Australia.

(6)
As of May 23, 2016, Ms. Flaherty holds 18,756 restricted stock units that are not included in the column headed “Number of Shares Beneficially Owned” because Ms. Flaherty does not currently, and will not within 60 days after May 23, 2016, have the right to dispose of or vote the underlying shares of Common Stock.

(7)
As of May 23, 2016, Mr. Sayed holds 129,856 restricted stock units that are not included in the column headed “Number of Shares Beneficially Owned” because Mr. Sayed does not currently, and will not within 60 days after May 23, 2016, have the right to dispose of or vote the underlying shares of Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers, principal accounting officer and persons who beneficially own more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. We assist our directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Based solely on a review of the copies of Section 16 reports in our possession and on written representations from reporting persons, we believe that during fiscal year 2016 all required reports for our directors, executive officers, principal accounting officer and persons who beneficially own more than 10% of our Common Stock were filed on a timely basis.
STOCKHOLDER PROPOSALS FOR OUR 2017 ANNUAL MEETING
The submission deadline for stockholder proposals to be included in our proxy materials for the 2017 annual meeting pursuant to rule 14a-8 of the Exchange Act is February [__], 2017, except as may otherwise be provided in rule 14a-8. All such proposals must be received by the Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022 by the required deadline in order to be considered for inclusion in the Company’s 2017 proxy materials.
ADVANCE NOTICE PROCEDURES FOR OUR 2017 ANNUAL MEETING
Under our By-laws, director nominations and other business may be brought at the annual meeting only by or at the direction of the Board of Directors or by a stockholder entitled to vote who has delivered notice to us containing certain information specified in the By-laws (1) not less than 90 days nor more than 120 days prior to the anniversary date of the preceding year’s annual meeting, or (2) if the meeting date is changed by more than 30 days from such anniversary date, not later than the close of business on the tenth day following the date notice of such meeting is mailed or made public, whichever is earlier. Accordingly, the notice for nominating directors at, or bringing other business before, the 2017 annual meeting must be submitted no earlier than April 5, 2017 and no later than May 5, 2017 (unless the date of the meeting is changed by more than 30 days). A copy of the full text of the By-law provisions discussed above may be obtained by writing to the Corporate Secretary at CA, Inc., 520 Madison Avenue, New York, New York 10022. If the stockholder does not also comply with the requirements of rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such nomination or other business submitted by a stockholder.
OTHER BUSINESS
The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting or any adjournment or postponement, it is the intention of the persons named in the Company’s proxy to vote the shares represented thereby on those matters in accordance with their best judgment.
FORM 10-K
A COPY OF OUR ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER WHO REQUESTS IN WRITING, ADDRESSED TO:
CA, INC.
ATTN.: INVESTOR RELATIONS DEPARTMENT
520 MADISON AVENUE, NEW YORK, NEW YORK 10022
OUR ANNUAL REPORT ON FORM 10-K MAY ALSO BE OBTAINED VIA THE INTERNET AT WWW.CA.COM/INVEST.

INCORPORATION BY REFERENCE
To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Audit Committee Report” and “Compensation and Human Resources Committee Report on Executive Compensation” (to the extent permitted by the rules of the SEC), as well as the exhibits to this Proxy Statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.
Dated: June [__], 2016
New York, New York

SUPPLEMENTAL FINANCIAL INFORMATION
Non-GAAP Financial Measures
This Proxy Statement includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP metrics for operating expenses, operating income, operating margin and income from continuing operations exclude the following items: share-based compensation expense, non-cash amortization of purchased software and other intangible assets, charges relating to rebalancing initiatives that are large enough to require approval from the Company’s Board of Directors, fiscal 2007 restructuring costs and certain other gains and losses. The Company began expensing costs for internally developed software where development efforts commenced in the first quarter of fiscal 2014. Due to this change, the Company also adds back capitalized internal software costs and excludes the amortization of internally developed software costs previously capitalized from these non-GAAP metrics. Adjusted cash flow from operations excludes payments associated with the fiscal 2014 Board-approved rebalancing initiative (as described above), capitalized software development costs (as described above), and restructuring and other payments. In addition, the non-GAAP metrics reported in this Proxy Statement exclude internally reported results from any acquisition that had a purchase price of $50 million or greater during the performance period and that was not contemplated at the time the respective target performance goals were established. The Company presents constant currency information to provide a framework for assessing how the Company’s underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than U.S. dollars are converted into U.S. dollars at the exchange rate in effect on the last day of the Company’s prior fiscal year (i.e., March 31, 2015, March 31, 2014 and March 31, 2013, respectively). Constant currency excludes the impacts from the Company’s hedging program. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results and cash flows, to competitors’ operating results and cash flows, and to estimates made by securities analysts. Management uses these non-GAAP financial measures internally to evaluate its performance and they are key variables in determining management incentive compensation. The Company believes these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, the Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting.
Stockholders are encouraged to review the reconciliation of the non-GAAP financial measures included in the “Compensation Discussion and Analysis” section of this Proxy Statement to their most directly comparable GAAP financial measures, which are included in the following tables.

CA, Inc.
Reconciliation of GAAP Results to Fiscal Year 2016 Non-GAAP Revenue Growth
(unaudited)
(dollars in millions)

	Fiscal Year Ended
	March 31,
	2016	2015	Delta
Revenue	$4,025	$4,262	(237)
Adjustment from acquisitions (Rally/Xceedium)	(97)	—	(97)
Impact of foreign currency exchange	—	(212)	212
Revenue in constant currency adjusted for acquisitions(1)	$3,928	$4,050	(122)
y/y decline in constant currency(1)	(3.0)%
__________

(1)
Constant currency information is presented to provide a framework for assessing how the Company’s underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than U.S. dollars are converted into U.S. dollars at the exchange rate in effect on March 31, 2015, which was the last day of the prior fiscal year. Constant currency excludes the impacts from the Company’s hedging program.

Refer to “Compensation Discussion and Analysis — Performance Measure Definitions — Fiscal 2016 Annual Performance Cash Incentive Awards” for a definition of the fiscal year 2016 non-GAAP revenue growth calculation.
Certain non-material differences may arise versus actual from impact of rounding.

CA, Inc.
Reconciliation of GAAP Results to Fiscal Year 2016 Non-GAAP Operating Margin
(Income from Continuing Operations Before Interest and Income Taxes)
(unaudited)
(dollars in millions)

Fiscal Year Ended
March 31, 2016
Revenue	$4,025
Adjustment for acquisitions (Rally/Xceedium)	(97)
Revenue adjusted for acquisitions	$3,928
GAAP income from continuing operations before interest and income taxes	$1,135
GAAP operating margin (% of revenue)(1)	28.2%
Non-GAAP adjustments to expenses:
Costs of licensing and maintenance(2)	$7
Cost of professional services(2)	4
Amortization of capitalized software costs(3)	256
Selling and marketing(2)	34
General and administrative(2)	35
Product development and enhancements(2)	17
Depreciation and amortization of other intangible assets(4)	44
Other expenses, net(5)	(1)
Total Non-GAAP adjustment to operating expenses	$396
Non-GAAP operating income (income from continuing operations before interest and income taxes)	$1,531
Non-GAAP operating margin (% of revenue)(6)	38.0%
Non-GAAP adjustment for acquisitions, net (Rally/Xceedium)	$52
Non-GAAP operating income (income from continuing operations before interest and income taxes) adjusted for acquisitions	$1,583
Non-GAAP operating margin adjusted for acquisitions (% of revenue)(7)(8)	40.3%
__________

(1)	GAAP operating margin is calculated by dividing GAAP income from continuing operations before interest and income taxes by revenue.

(2)	Non-GAAP adjustment consists of share-based compensation.

(3)	Non-GAAP adjustment consists of $146 million of purchased software amortization and $110 million of internally developed software products amortization, respectively.

(4)	Non-GAAP adjustment consists of other intangibles amortization.

(5)	Non-GAAP adjustment consists of charges relating to the FY2014 Board approved rebalancing initiative (the Fiscal 2014 Plan) and certain other gains and losses.

(6)	Non-GAAP operating margin is calculated by dividing non-GAAP operating income by revenue.

(7)	Non-GAAP operating margin adjusted for acquisitions is calculated by dividing non-GAAP operating income adjusted for acquisitions by revenue adjusted for acquisitions.

(8)	Payout attainments reflect management discretion to 100% payout for Non-GAAP Operating Margin metric.

Refer to “Compensation Discussion and Analysis — Performance Measure Definitions — Fiscal 2016 Annual Performance Cash Incentive Awards” for a definition of the fiscal year 2016 non-GAAP operating margin calculation.
Certain non-material differences may arise versus actual from impact of rounding.

CA, Inc.
Reconciliation of GAAP Results to Three-Year Non-GAAP Revenue Growth
(unaudited)
(dollars in millions)

	Fiscal Year Ended
	March 31,
	2016	2015	Delta
Revenue	$4,025	$4,262	(237)
Adjustment from acquisitions (Rally/Xceedium)	(97)	—	(97)
Impact of foreign currency exchange	—	(212)	212
Revenue in constant currency adjusted for acquisitions(1)	$3,928	$4,050	(122)
y/y decline in constant currency(1)	(3.0)%

	Fiscal Year Ended
	March 31,
	2015	2014	Delta
Revenue	$4,262	$4,412	(150)
Adjustment from acquisitions (Rally/Xceedium)	—	—	—
Impact of foreign currency exchange	88	17	71
Revenue in constant currency adjusted for acquisitions(1)	$4,350	$4,429	(79)
y/y decline in constant currency(1)	(1.8)%

	Fiscal Year Ended
	March 31,
	2014	2013	Delta
Revenue	$4,412	$4,504	(92)
Adjustment from acquisitions (Rally/Xceedium)	—	—	—
Impact of foreign currency exchange	4	(28)	32
Revenue in constant currency adjusted for acquisitions(1)	$4,416	$4,476	(60)
y/y decline in constant currency(1)	(1.3)%

Three-year average decline	(2.0)%
__________

(1)
Constant currency information is presented to provide a framework for assessing how the Company’s underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than U.S. dollars are converted into U.S. dollars at the exchange rate in effect on the last day of the prior fiscal year (i.e., March 31, 2015, March 31, 2014 and March 31, 2013, respectively). Constant currency excludes the impact from the Company’s hedging program.

Refer to “Compensation Discussion and Analysis — Performance Measure Definitions — Fiscal Year 2014-2016 Three-Year Performance Share Awards” for a definition of the three-year non-GAAP revenue growth calculation.
Certain non-material differences may arise versus actual from impact of rounding.

CA, Inc.
Reconciliation of GAAP Results to Three-Year Non-GAAP Operating Margin Growth
(Income from Continuing Operations Before Interest and Income Taxes)
(unaudited)
(dollars in millions)

	Fiscal Year Ended
	March 31,
	2016	2015	2014	2013
Revenue	$4,025	$4,262	$4,412	$4,504
Adjustment for acquisitions (Rally/Xceedium)	(97)	—	—	—
Revenue adjusted for acquisitions	$3,928	$4,262	$4,412	$4,504
GAAP income from continuing operations before interest and income taxes	$1,135	$1,162	$1,070	$1,304
GAAP operating margin (% of revenue)(1)	28.2%	27.3%	24.3%	29.0%
Non-GAAP adjustments to expenses:
Costs of licensing and maintenance(2)	$7	$5	$4	$3
Cost of professional services(2)	4	4	4	4
Amortization of capitalized software costs(3)	256	273	271	305
Selling and marketing(2)	34	30	28	30
General and administrative(2)	35	29	26	23
Product development and enhancements(4)	17	19	(14)	(135)
Depreciation and amortization of other intangible assets(5)	44	58	60	54
Other expenses, net(6)	(1)	17	170	—
Total Non-GAAP adjustment to operating expenses	$396	$435	$549	$284
Non-GAAP operating income (income from continuing operations before interest and income taxes)	$1,531	$1,597	$1,619	$1,588
Non-GAAP operating margin (% of revenue)(7)	38.0%	37.5%	36.7%	35.3%
Non-GAAP adjustment for acquisitions, net (Rally/Xceedium)	52	—	—	—
Non-GAAP operating income (income from continuing operations before interest and income taxes) adjusted for acquisitions	$1,583	$1,597	$1,619	$1,588
Non-GAAP operating margin adjusted for acquisitions (% of revenue)(8)	40.3%	37.5%	36.7%	35.3%
y/y growth	7.5%	2.2%	4.0%
Three-year average growth	4.6%
__________

(1)	GAAP operating margin is calculated by dividing GAAP income from continuing operations before interest and income taxes by revenue.

(2)	Non-GAAP adjustment consists of share-based compensation.

(3)
For the twelve month periods ending March 31, 2016, 2015, 2014 and 2013, non-GAAP adjustment consists of $146 million, $124 million, $116 million and $162 million of purchased software amortization and $110 million $149 million, $155 million and $143 million of internally developed software products amortization, respectively.

(4)
For the twelve month periods ending March 31 2016 and 2015, non-GAAP adjustment consists of $17 million and $19 million of share-based compensation, respectively. For the twelve month periods ending March 31, 2014 and 2013, non-GAAP adjustment consists of $19 million and $17 million of share-based compensation and ($33) million and ($152) million of software development costs capitalized, respectively.

(5)	Non-GAAP adjustment consists of other intangibles amortization.

(6)	Non-GAAP adjustment consists of charges relating to the FY2014 Board approved rebalancing initiative (the Fiscal 2014 Plan) and certain other gains and losses.

(7)	Non-GAAP operating margin is calculated by dividing non-GAAP operating income by revenue.

(8)	Non-GAAP operating margin adjusted for acquisitions is calculated by dividing non-GAAP operating income adjusted for acquisitions by revenue adjusted for acquisitions.

Refer to “Compensation Discussion and Analysis — Performance Measure Definitions — Fiscal Year 2014-2016 Three-Year Performance Share Awards” for a definition of the three-year non-GAAP operating margin growth calculation.
Certain non-material differences may arise versus actual from impact of rounding.

CA, Inc.
Reconciliation of GAAP Results to Three-Year Non-GAAP Adjusted Cash Flow From Operations Growth
(unaudited)
(dollars in millions)

	Fiscal Year Ended
	March 31,
	2016	2015	2014	2013
Net cash provided by operating activities	$1,034	$1,030	$973	$1,359
Restructuring and other payments	7	69	113	15
Capitalized software development	—	—	(40)	(156)
Adjusted cash flow from operations	$1,041	$1,099	$1,046	$1,218
y/y (decline) growth	(5.3)%	5.1%	(14.1)%
Adjustment for acquisitions (Rally/Xceedium)(1)	52	—	—	—
Adjusted cash flow from operations adjusted for acquisitions	$1,093	$1,099	$1,046	$1,218
y/y (decline) growth adjusted for acquisitions	(0.5)%	5.1%	(14.1)%
Three-year average decline	(3.2)%
__________

(1)	Cash flow from operations impact for acquisitions assumed to be equal to Non-GAAP Operating Margin impact (see previous table).
Refer to “Compensation Discussion and Analysis — Performance Measure Definitions — Fiscal Year 2014-2016 Three-Year Performance Share Awards” for a definition of the three-year non-GAAP adjusted cash flow from operations growth calculation.
Certain non-material differences may arise versus actual from impact of rounding.

EXHIBIT A
CA, INC.
2011 INCENTIVE PLAN
Effective as of August 3, 2011

ARTICLE I

ESTABLISHMENT AND PURPOSE

1.1 Purpose.  The purpose of this CA, Inc. 2011 Incentive Plan (the “Plan”) is to enable CA, Inc. (the “Company”) to achieve superior financial performance, as reflected in the performance of its Common Stock and other key financial or operating indicators by (i) providing incentives and rewards to certain Employees and Consultants who are in a position to contribute to the success and long-term objectives of the Company, (ii) aiding in the recruitment and retention of Employees and (iii) providing Employees and Consultants an opportunity to acquire or expand equity interests in the Company, thus aligning the interests of such Employees and Consultants with those of the Company’s shareholders. Towards these objectives, the Plan provides for the grant of Annual Performance Bonuses, Stock Options, Restricted Stock and Other Equity-Based Awards.

1.2 Effective Date; Shareholder Approval.  The Plan is effective as of August 3, 2011, subject to the approval by a vote at the Company’s 2011 Annual Meeting of Stockholders, or any adjournment of such meeting, of the holders of at least a majority of the Shares of the Company, present in person or by proxy and entitled to vote at such meeting (the “Effective Date”). Any Awards granted under the Plan prior to the approval of the Plan by the Company’s shareholders, as provided herein, shall be contingent on such approval; if such approval is not obtained, the Plan shall have no effect, and any Awards granted under the Plan shall be rescinded. The Plan replaces the Company’s 2007 Incentive Plan (the “2007 Plan”) for Awards granted on or after the Effective Date. Awards may not be granted under the 2007 Plan beginning on the Effective Date, but the adoption and effectiveness of this Plan will not affect the terms or conditions of any outstanding grants under the 2007 Plan prior to the Effective Date.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings, unless another definition is clearly indicated by particular usage and context:

2.1 “Annual Performance Bonus” means an Award described in Section 4.4 of the Plan.

2.2 “Award” means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant pursuant to such terms, conditions, restrictions and/or limitations (if any) as the Committee may establish and as set forth in the applicable Award Agreement. Awards granted under the Plan may consist of:

(a) “Annual Performance Bonuses” awarded pursuant to Section 4.4;

(b) “Long-Term Performance Bonuses” awarded pursuant to Section 4.5;

(c) “Restricted Stock” awarded pursuant to Section 4.6;

(d) “Stock Options” awarded pursuant to Section 4.7; and

(e) “Other Equity-Based Awards” awarded pursuant to Section 4.8.

2.3 “Award Agreement” means the document issued, either in writing or by electronic means, by the Company to a Participant evidencing the grant of an Award.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means, unless otherwise provided in the Award Agreement, (a) if the Participant has an effective employment agreement with the Company, or participates in the Company’s Change in Control Severance Policy (the “CIC Severance Policy”) on the date of grant of an Award, the definition used in such employment agreement or in the CIC Severance Policy as in effect on the date of grant of an Award, or (b) if the Participant does not have an effective employment agreement and does not participate in the CIC Severance Policy on the date of grant of the Award, “Cause” is defined as employment termination for misconduct, poor performance, or violation of any company policy or procedure. By way of example, termination for Cause includes, but is not limited to: (1) dishonesty, including theft; (2) insubordination; (3) job abandonment; (4) willful refusal to perform the employee’s job; (5) violation of the terms of the Company’s Employment and Confidentiality Agreement; (6) violation of the Company’s policies on discrimination, unlawful harassment or substance abuse; (7) violation of the Company’s Work Rules, (8) violation of the Company’s Workplace Violence Policy; or (9) excessive absenteeism.

2.6 “Change in Control” means the occurrence of any of the following events:

(a) individuals who, on the Effective Date of the Plan, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date of the Plan whose election or nomination for election was approved by a vote of a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director until the second anniversary of such election;

(b) any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote generally in the election of directors (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) below), or (E) a transaction (other than one described in paragraph (c) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control under this paragraph (b);

(c) the consummation of a merger, consolidation, statutory share exchange, reorganization, sale of all or substantially all the Company’s assets or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) at least 60% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction” and any Business Combination which does not satisfy all of the criteria specified in (A), (B) and (C) shall be deemed a “Qualifying Transaction”); or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 35% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company or its affiliates which reduces the number of Company Voting Securities outstanding; provided, that if after the consummation of such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur. For purposes of this Change in Control definition, “corporation” shall include any limited liability company, partnership, association, business trust and similar organization, “board of directors” shall refer to the ultimate governing body of such organization and “director” shall refer to any member of such governing body.

2.7 “Code” means the Internal Revenue Code of 1986, as amended.

2.8 “Committee” means the Compensation and Human Resource Committee of the Board formed to act on performance-based compensation for Key Employees, or any successor committee or subcommittee of the Board. However, if a member of the Compensation and Human Resource Committee is not an “outside director” within the meaning of Section 162(m) of the Code or is not a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, the Compensation and Human Resource Committee may from time to time delegate some or all of its functions under the Plan to a committee or subcommittee composed of members that meet the relevant requirements. The term “Committee” includes any such committee or subcommittee, to the extent of the Compensation and Human Resource Committee’s delegation.

2.9 “Common Stock” means the Common Stock, $.10 par value per share, of the Company.

2.10 “Company” means CA, Inc.

2.11 “Consultant” means any consultant or adviser if:

(a) the consultant or advisor renders bona fide services to the Company;

(b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

2.12 “Disabled” or “Disability” means permanently and totally disabled within the meaning of the Company’s Long Term Disability Plan.
2.13 “Employee” means any individual who performs services as a common law employee for the Company or a Related Company. “Employee” shall not include any seasonal or temporary employees.

2.14 “Exercise Price” means the price per Share, as fixed by the Committee, at which Shares may be purchased under a Stock Option. In no event shall the Exercise Price with respect to any Share subject to a Stock Option be set at a price that is less than the Fair Market Value of a Share as of the date of grant.

2.15 “Fair Market Value” of a Share means either (a) the closing sales price of a Share as listed on the NASDAQ Stock Market on the applicable date, (b) if no sales of Shares are reported for such date, for the next preceding day for which such sales were reported or (c) the fair market value of a Share determined in accordance with any other reasonable method approved by the Committee in its discretion.

2.16 “Fair Market Value Stock Option” means a Stock Option the Exercise Price of which is set by the Committee at a price per Share equal to the Fair Market Value of a Share on the date of grant.

2.17 “GAAP” means generally accepted accounting principles.

2.18 “Good Reason” means, solely for those Participants who, on the date of grant of an Award, (i) have an employment agreement with the Company which defines “Good Reason”, or (ii) participate in the CIC Severance Policy, the meaning ascribed to such term in the applicable employment agreement or CIC Severance Policy on the date of grant of the Award.

2.19 “Incentive Stock Option” means a Stock Option granted under Section 4.7 of the Plan that meets the requirements of Section 422 of the Code and any regulations or rules promulgated thereunder and is designated in the Award Agreement to be an Incentive Stock Option.

2.20 “Key Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.

2.21 “Long-Term Performance Bonus” means an Award described in Section 4.5 of the Plan.

2.22 “Nonqualified Stock Option” means any Stock Option granted under Section 4.7 of the Plan that is not an Incentive Stock Option.

2.23 “Participant” means an Employee or Consultant who has been granted an Award under the Plan.

2.24 “Performance Cycle” means a period measured by the Company’s fiscal year or years over which the level of attainment of performance of one or more Performance Measures shall be determined; provided, however, that the Committee, in its discretion, may determine to use a period that is less than a full fiscal year.

2.25 “Performance Measure” means, with respect to any Award granted in connection with a Performance Cycle, the business criteria selected by the Committee to measure the level of performance of the Company during such Performance Cycle. The Committee may select as the Performance Measure for a Performance Cycle any one or combination of the following Company measures (including any component thereof), as interpreted by the Committee, which (to the extent applicable) shall be determined on a GAAP basis, either pre-tax or after-tax and may be determined on a per share basis:

(a) Net Operating Profit;

(b) Return On Invested Capital;

(c) Total Shareholder Return;
(d) Relative Total Shareholder Return (as compared against a peer group of the Company, which, unless otherwise specified by the Committee, shall be the companies comprising the Standard & Poor’s Systems Software Index, excluding the Company);

(e) Earnings;

(f) Net Income, as adjusted;

(g) Cash Flow;

(h) Revenue

(i) Revenue Growth;

(j) Share Performance;

(k) Relative Share Performance;

(l) Billings Growth;

(m) Customer Satisfaction; and/or

(n) New License Sales.

2.26 “Plan” means the CA, Inc. 2011 Incentive Plan, as set forth in this document and as may be further amended from time to time.

2.27 “Qualified Performance Award” means an Annual Performance Bonus, Long-Term Performance Bonus, Restricted Stock Award or Other Equity-Based Award that is intended by the Committee to meet the requirements for “qualified performance-based compensation” within the meaning of Code section 162(m) and Treasury Regulation section 1.162-27(e).

2.28 “Qualified Performance Award Determination Period” means the period within which Committee determinations regarding Performance Measures, targets and payout formulas in connection with Qualified Performance Awards must be made. The Qualified Performance Award Determination Period is the period beginning on the first day of a Performance Cycle and ending no later than ninety (90) days after commencement of the Performance Cycle; provided, however, that in the case of a Performance Cycle that is less than 12 months in duration, the Qualified Performance Award Determination Period shall end no later than the date on which 25% of the Performance Cycle has elapsed.

2.29 “Related Company” means a consolidated subsidiary of the Company for purposes of reporting in the Company’s consolidated financial statements.

2.30 “Reporting Person” means an Employee who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

2.31 “Restricted Stock” means Shares issued under a Long-Term Performance Bonus under Section 4.5 or under a Restricted Stock Award pursuant to Section 4.6, which are subject to such restrictions as the Committee, in its discretion, may impose.

2.32 “Retirement” means retirement (i) at or after age 55 with ten years of service or (ii) at or after age 65.

2.33 “Rights Agreement” means the Stockholder Protection Rights Agreement dated as of November 5, 2009 between the Company and Mellon Investor Services LLC (as rights agent).

2.34 “Shares” means shares of Common Stock.

2.35 “Stock Option” means a right granted under Section 4.7 of the Plan to purchase from the Company a stated number of Shares at a specified price. Stock Options awarded under the Plan shall be in the form of either Incentive Stock Options or Nonqualified Stock Options.
2.36 “Termination of Consultancy” means the date of cessation of a Consultant’s service relationship with the Company for any reason, with or without cause, as determined by the Company.

2.37 “Termination of Employment” means the date of cessation of an Employee’s employment relationship with the Company and any Related Company for any reason, with or without Cause, as determined by the Company; provided, however, that, subject to the requirements of applicable law, an Employee’s employment relationship for purposes of the Plan may be treated as continuing intact while the Employee is on military leave, sick leave or other bona fide leave of absence (such as temporary employment with the Government). Notwithstanding the foregoing, for purposes of Incentive Stock Options granted under the Plan, an Employee’s employment relationship shall be treated as continuing intact if the period of such leave does not exceed ninety (90) days, or if longer, so long as the Employee’s right to reemployment with the Company or a Related Company is guaranteed either by statute or by contract.

ARTICLE III

ADMINISTRATION

3.1 The Committee.  The Plan shall be administered by the Committee.

3.2 Authority of the Committee.  The Committee shall have authority, in its sole and absolute discretion and subject to the terms of the Plan, to (1) interpret the Plan; (2) prescribe such rules and regulations as it deems necessary for the proper operation and administration of the Plan, and amend or rescind any existing rules or regulations relating to the Plan; (3) select Employees and Consultants to receive Awards under the Plan; (4) determine the form of an Award, the number of Shares subject to an Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award including, without limitation, the timing or conditions of exercise or vesting, and the terms of any Award Agreement; (5) determine whether Awards will be granted singly, in combination or in tandem; (6) establish and administer Performance Measures in connection with Awards, including Qualified Performance Awards granted under the Plan; (7) certify the level of performance attainment for Performance Measures in connection with Qualified Performance Awards granted under the Plan; (8) except as provided in

Section 4.10, waive or amend any terms, conditions, restrictions or limitations of an Award; (9) in accordance with Article V, make such adjustments to the Plan (including but not limited to adjustment of the number of shares available under the Plan or any Award) and/or to any Award granted under the Plan, as may be appropriate; (10) accelerate the vesting, exercise or payment of an Award; (11) provide for the deferred payment of Awards in Shares and the extent to which dividend equivalents shall be paid or credited with respect to such Awards; (12) determine whether Nonqualified Stock Options may be transferable to family members, a family trust or a family partnership; (13) establish such subplans as the Committee may determine to be necessary in order to implement and administer the Plan in foreign countries; and (14) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

3.3 Effect of Determinations.  All determinations of the Committee shall be final, binding and conclusive on all persons having an interest in the Plan.

3.4 Delegation of Authority.  The Committee, in its discretion, may delegate its authority and duties under the Plan to such other individual, individuals or committee as it may deem advisable, under such conditions and subject to such limitations as the Committee may establish. Notwithstanding the foregoing, only the Committee shall have authority to grant and administer Awards to Key Employees and other Reporting Persons, to establish and certify Performance Measures and to grant Awards to any Employee who is acting as a delegate of the Committee in respect of the Plan.

3.5 No Liability.  No member of the Committee, nor any person acting as a delegate of the Committee in respect of the Plan, shall be liable for any losses incurred by any person resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Award granted thereunder.
ARTICLE IV

AWARDS

4.1 Eligibility.  Except as otherwise provided herein with respect to a specific form of an Award, all Employees and Consultants shall be eligible to receive Awards granted under the Plan.

4.2 Participation.  The Committee, at its sole discretion, shall select from time to time Participants from those persons eligible under Section 4.1 above to receive Awards under the Plan.

4.3 Form of Awards.  (a) Awards granted under the Plan shall be in the form of Annual Performance Bonuses, Long-Term Performance Bonuses, Restricted Stock, Stock Options, and Other Equity-Based Awards. Awards shall be in the form determined by the Committee, in its discretion, and shall be evidenced by an Award Agreement. Awards may be granted singly, in combination or in tandem with other Awards. The terms and conditions applicable to Annual Performance Bonuses shall be as set forth in Section 4.4. The terms applicable to Long-Term Performance Bonuses shall be as set forth in Section 4.5. The terms and conditions applicable to Restricted Stock shall be as set forth in Section 4.6. The terms and conditions applicable to Stock Options shall be as set forth in Section 4.7. The terms and conditions applicable to Other Equity-Based Awards shall be as set forth in Section 4.8.

(b) Qualified Performance Awards.  The Committee shall designate whether an Annual Performance Bonus, Long-Term Performance Bonus, Restricted Stock Award or Other Equity-Based Award granted under the Plan is intended to constitute a Qualified Performance Award. Qualified Performance Awards under the Plan may be granted either separately, at the same time as other Awards designated as Qualified Performance Award, or at the same time as Awards that are not designated as Qualified Performance Awards; provided, however, that in no event may the payment of an Award that is not a Qualified Performance Award be contingent upon the failure to attain a specific level of performance on the Performance Measure(s) applicable to a Qualified Performance Award for the same Performance Cycle. In the event the Committee designates an Award as a Qualified Performance Award, any determinations of the Committee pertaining to Performance Measures and other terms and conditions of such Qualified Performance Award (other than a determination under Section 4.4(c)(ii), 4.5(c)(ii) or 4.6(b)(iii) to reduce the amount of an Award) shall be in writing and made within the Qualified Performance Award Determination Period.

4.4 Annual Performance Bonuses.  The Committee may grant Annual Performance Bonuses under the Plan only to such Employees as the Committee may from time to time select, in such amounts and subject to such terms and conditions as the Committee, in its discretion, may determine. An Annual Performance Bonus awarded under the Plan may, at the discretion of the Committee, be designated as a Qualified Performance Award. An Annual Performance Bonus that the Committee designates as a Qualified Performance Award shall be subject to the provisions of paragraphs (a) through (d) below.

(a) Performance Cycles.  Annual Performance Bonuses designated as Qualified Performance Awards shall be awarded in connection with a 12-month Performance Cycle, which shall be the fiscal year of the Company; provided, however, that the Committee may, in its discretion, establish a Performance Cycle of less than 12 months.

(b) Bonus Participants.  Within the Qualified Performance Award Determination Period, the Committee shall determine the Employees who shall be eligible to receive an Annual Performance Bonus designated as a Qualified Performance Award for such Performance Cycle.

(c) Performance Measures; Targets; Payout Formula.

(i) For each Annual Performance Bonus designated as a Qualified Performance Award, the Committee shall fix and establish, in writing, within the Qualified Performance Award Determination Period (A) the Performance Measure(s) that shall apply to such Annual Performance Bonus; (B) the target amount of such Annual Performance Bonus that shall be payable to each such Employee; and (C) subject to paragraph (g) below, the payout formula for computing the actual amount of such Annual Performance Bonus that shall become payable with respect to each level of attained performance. Towards this end, such payout formula shall, based on objective criteria, set forth for the applicable Performance Measure(s) the minimum level of performance that must be attained during the Performance Cycle before any such Annual Performance Bonus shall become payable and the percentage (which percentage may not exceed 200%) of the target amount of such Annual Performance Bonus that shall be payable to each such Employee upon attainment of various levels of performance that equal or exceed the minimum required level.

(ii) Notwithstanding anything in this paragraph (c) to the contrary, the Committee may, on a case by case basis and in its sole discretion, reduce, but not increase, any Annual Performance Bonus designated as a Qualified Performance Award that is payable to any Employee with respect to any given Performance Cycle, provided, however, that no such reduction shall result in an increase in the dollar amount of any such Annual Performance Bonus payable to any Key Employee.

(d) Payment of Bonuses; Certification.  No Annual Performance Bonus designated as a Qualified Performance Award shall be paid to a Key Employee under this Section 4.4 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.

(e) Other Annual Performance Bonuses.  Annual Performance Bonuses that are not Qualified Performance Awards shall be based on a Performance Cycle (which may be less than 12 months) and such Performance Measures and payout formulas (which may be the same as or different than those applicable to Annual Performance Bonuses that are designated as Qualified Performance Awards) as the Committee, in its discretion, may establish for such purposes.

(f) Form of Payment.  Annual Performance Bonuses shall be paid in cash.

(g) Amount of Bonus.  The maximum amount that may be paid as an Annual Performance Bonus to any one Participant during any fiscal year of the Company shall not exceed $10,000,000.

4.5 Long-Term Performance Bonuses.  The Committee may grant Long-Term Performance Bonuses under the Plan only to such Employees as the Committee may from time to time select, in such amounts and subject to such terms and conditions as the Committee, in its discretion, may determine. A Long-Term Performance Bonus awarded under the Plan may, at the discretion of the Committee, be designated as a Qualified Performance Award. A Long-Term Performance Bonus that the Committee designates as a Qualified Performance Award shall be subject to the provisions of paragraphs (a) through (d) below.

(a) Performance Cycles.  Long-Term Performance Bonuses designated as Qualified Performance Awards shall be awarded in connection with a Performance Cycle, which shall be at least one fiscal year of the Company. The Committee shall determine the length of a Performance Cycle within the Qualified Performance Award Determination Period. In the event that the Committee determines that a Performance Cycle shall be a period greater than one fiscal year, a new Long-Term Performance Bonus Award may be granted and designated as a Qualified Performance Award and a new Performance Cycle may commence prior to the completion of the Performance Cycle associated with the prior Long-Term Performance Bonus Award.

(b) Bonus Participants.  Within the Qualified Performance Award Determination Period, the Committee shall determine the Employees who shall be eligible to receive a Long-Term Performance Bonus designated as a Qualified Performance Award for such Performance Cycle.

(c) Performance Measures; Targets; Payout Formula.

(i) For each Long-Term Performance Bonus designated as a Qualified Performance Award, the Committee shall fix and establish, in writing, within the Qualified Performance Award Determination Period (A) the Performance Measure(s) that shall apply to such Performance Cycle; (B) the target amount of such Long-Term Performance Bonus that shall be payable to each such Employee; and (C) subject to paragraph (g) below, the payout formula for computing the actual amount of such Long-Term Performance Bonus that shall become payable with respect to each level of attained performance. Towards this end, such payout formula shall, based on objective criteria, set forth for the applicable Performance Measure(s) the minimum level of performance that must be attained during the Performance Cycle before any such Long-Term Performance Bonus shall become payable and the percentage (which percentage may not exceed 200%) of the target amount of such Long-Term Performance Bonus that shall be payable to each such Employee upon attainment of various levels of performance that equal or exceed the minimum required level.

(ii) Notwithstanding anything in this paragraph (c) to the contrary, the Committee may, on a case by case basis and in its sole discretion, reduce, but not increase, any Long-Term Performance Bonus designated as a Qualified Performance Award that is payable to any Employee with respect to any given Performance Cycle, provided, however, that no such reduction shall result in an increase in the dollar amount of any such Long-Term Performance Bonus payable to any Key Employee.

(d) Payment of Bonuses; Certification.  No Long-Term Performance Bonus designated as a Qualified Performance Award shall be paid to a Key Employee under this Section 4.5 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.

(e) Other Long-Term Performance Bonuses.  Long-Term Performance Bonuses that are not Qualified Performance Awards shall be based on such Performance Cycles, Performance Measures and payout formulas (which may be the same as or different than those applicable to Long Term Performance Bonuses that are designated as Qualified Performance Awards) as the Committee, in its discretion, may establish for such purposes.

(f) Form of Payment.  Long-Term Performance Bonuses may be either paid in cash or the value of the Award may be settled in Shares, Shares of Restricted Stock, Stock Options or other Awards or any combination of the foregoing in such proportions as the Committee may, in its discretion, determine. To the extent that a Long-Term Performance Bonus is paid in Shares of Restricted Stock, and/or Stock Options, the number of Shares of Restricted Stock payable and/or the number of Stock Options granted shall be based on the Fair Market Value of a Share on the date of grant, subject to such reasonable Restricted Stock discount factors and/or Stock Option valuation methodology as the Committee may, in its discretion, apply. Any Shares of Restricted Stock or Awards granted in connection with a Long-Term Performance Bonus shall be subject to the provisions of Sections 4.6(e), (f) or 4.8, as applicable. Any Stock Options granted in payment of a Long-Term Performance Bonus shall be subject to the provisions of Sections 4.7(a), (b), (c), (d), (f) and (g).

(g) Amount of Bonus.  Subject to Section 4.6(f), the maximum amount that may be paid as a Long-Term Performance Bonus in the form of Restricted Stock to any one Participant during any fiscal year of the Company shall not exceed $20,000,000.

4.6 Restricted Stock.  The Committee may grant Restricted Stock under the Plan to such Employees as the Committee may from time to time select, in such amounts and subject to such terms, conditions and restrictions as the Committee, in its discretion, may determine. A Restricted Stock Award may, at the discretion of the Committee, be designated as a Qualified Performance Award. A Restricted Stock Award that the Committee designates as a Qualified Performance Award shall be subject to the provisions of paragraphs (a) through (c) below.

(a) Performance Cycles.  A Restricted Stock Award designated as a Qualified Performance Award shall be awarded in connection with a Performance Cycle. Unless the Committee determines that some other period shall apply, the Performance Cycle shall be the fiscal year of the Company. In the event that the Committee determines that a Performance Cycle shall be a period greater than a 12-month period, a new Restricted Stock Award may be granted and designated as a Qualified Performance Award and a new Performance Cycle may commence prior to the completion of the Performance Cycle associated with the prior Restricted Stock Award.

(b) Performance Measures; Targets and Payout Formulas.

(i) Within the Qualified Performance Award Determination Period, the Committee shall determine the Employees who shall be eligible to receive a Restricted Stock Award designated as a Qualified Performance Award for such Performance Cycle and shall establish, in writing, the Performance Measure(s) that shall apply for such Performance Cycle.

(ii) For each Restricted Stock Award designated as a Qualified Performance Award, the Committee shall establish, in writing, within the Qualified Performance Award Determination Period (A) a target amount of Restricted Stock that shall be payable to each such Employee and (B) subject to paragraph (f) below, a payout formula for computing the actual amount of Restricted Stock that shall become payable with respect to each level of attained performance. Towards this end, such payout formula shall, based on objective criteria, set forth for the applicable Performance Measure the minimum level of performance that must be attained during the Performance Cycle before any such Restricted Stock shall become payable and the percentage (which percentage may not exceed 200%) of the target amount of

Restricted Stock that shall be payable to each such Employee upon attainment of various levels of performance that equal or exceed the minimum required level.

(iii) The actual amount of Restricted Stock that shall be paid to each such Employee for any given Performance Cycle under a Restricted Stock Award designated as a Qualified Performance Award shall be determined based on such Employee’s target Restricted Stock Award, the actual level of achievement of the Performance Measure(s) and the payout formula determined by the Committee pursuant to this paragraph (b) for such Performance Cycle. Notwithstanding the foregoing, the Committee may, on a case by case basis and in its sole discretion, reduce, but not increase, the actual amount of any Restricted Stock Award designated as a Qualified Performance Award that is payable to any Employee with respect to any given Performance Cycle, provided, however, that no such reduction shall result in an increase in the amount of such Restricted Stock Award payable to any Key Employee.

(c) Committee Certification.  No Shares of Restricted Stock payable under a Restricted Stock Award designated as a Qualified Performance Award shall be paid to a Key Employee under this Section 4.6 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.

(d) Other Restricted Stock Awards.  Restricted Stock Awards that are not Qualified Performance Awards shall be subject to such provisions as the Committee may, in its discretion, determine, and may be granted at any time; provided, however, that to the extent that the Committee determines that a Restricted Stock Award that is not a Qualified Performance Award shall be performance-based, such Restricted Stock Award shall be awarded in connection with a Performance Cycle, applying such Performance Measures and payout formulas (which may be the same as or different than those applicable to Restricted Stock Awards designated as Qualified Performance Awards) as the Committee, in its discretion, may establish for such purposes.

(e) Payment of Restricted Stock.  As soon as practicable after Restricted Stock has been awarded, a certificate or certificates for all such Shares of Restricted Stock shall be registered in the name of the Participant and, at the discretion of the Company, be either (i) delivered to the Participant or (ii) held for the Participant by the Company. The Participant shall thereupon have all the rights of a stockholder with respect to such Shares, including the right to vote and receive dividends or other distributions made or paid with respect to such Shares, except that such Shares shall be subject to the vesting and forfeiture provisions of paragraph (e)(i) below. The Committee may, in its discretion, impose such restrictions on Restricted Stock as it deems appropriate. Except as the Committee may otherwise determine, and subject to the Committee’s authority under Section 3.2, such Shares shall be subject to the following vesting provisions:

(i) Vesting and Forfeiture.  Shares of Restricted Stock that have not yet vested shall be forfeited by a Participant upon the Participant’s Termination of Employment for any reason other than death or Disability. Shares of Restricted Stock shall vest in approximately equal annual installments over a three - year period after the end of the applicable Performance Cycle (or date of grant, in the case of Awards that are not Qualified Performance Awards).

(ii) Acceleration of Vesting.  Notwithstanding the foregoing, all Shares of Restricted Stock shall immediately vest upon the death or Disability of the Participant.

(iii) Legend.  In order to enforce any restrictions that the Committee may impose on Restricted Stock, the Committee shall cause a legend or legends setting forth a specific reference to such restrictions to be placed on all certificates for Shares of Restricted Stock. As restrictions are released, a new certificate, without the legend, for the number of Shares with respect to which restrictions have been released shall be issued and delivered to the Participant as soon as possible thereafter.

(f) Amount of Restricted Stock.  The maximum aggregate number of Shares of Restricted Stock that may be issued to any one Participant under Section 4.5 and this Section 4.6 during any fiscal year of the Company shall not exceed 1,000,000 Shares, subject to adjustment as provided in Section 5.3.

4.7 Stock Options.  Stock Options granted under the Plan may, at the discretion of the Committee, be in the form of either Nonqualified Stock Options, Incentive Stock Options or a combination of the two, subject to the restrictions set forth in paragraph (e) below. Where both a Nonqualified Stock Option and an Incentive Stock Option are granted to a Participant at the same time, such Awards shall be deemed to have been granted in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other Award. Unless otherwise specified, a Stock Option shall be a Non-Qualified Stock Option. Except as the Committee may otherwise determine, and subject to the Committee’s authority under Section 3.2, Stock Options shall be subject to the following terms and conditions:

(a) Amount of Shares.  The Committee may grant Stock Options to a Participant in such amounts as the Committee may determine, subject to the limitations set forth in Section 5.1 of the Plan. The number of Shares subject to a Stock Option shall be set forth in the applicable Award Agreement.

(b) Exercise Price.  Stock Options granted under the Plan shall be Fair Market Value Stock Options. The Exercise Price of a Stock Option, as determined by the Committee pursuant to this Section 4.7(b), shall be set forth in the applicable Award Agreement.

(c) Option Term.  Except as provided in Section 4.7(g), all Stock Options granted under the Plan shall lapse no later than the tenth anniversary of the date of grant.

(d) Timing of Exercise.  Except as may otherwise be provided in the Award Agreement or as the Committee may otherwise determine, and subject to the Committee’s authority under Section 3.2 to accelerate the vesting of an Award and to waive or amend any terms, conditions, limitations or restrictions of an Award, each Stock Option granted under the Plan shall be exercisable in whole or in part, subject to the following conditions, limitations and restrictions:

(i) 34% of the Shares subject to a Stock Option shall first become exercisable on the one-year anniversary of the date of grant, 33% shall first become exercisable on the two-year anniversary of the date of grant and the remainder shall first become exercisable on the three-year anniversary of the date of grant;

(ii) All Stock Options granted to a Participant shall become immediately exercisable upon the death or Disability of the Participant and must be exercised, if at all, within one year after such Participant’s death or Disability, but in no event after the date such Stock Options would otherwise lapse. Stock Options of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise such Stock Options by the Participant’s will or by operation of law. In the event a Stock Option is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Stock Option has been transferred by the Participant’s will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Stock Option is or are the duly appointed executor(s) or administrator(s) of the deceased Participant or the person to whom the Stock Option has been transferred by the Participant’s will or by the applicable laws of descent and distribution;

(iii) Upon an Employee’s Retirement, all Stock Options that have not become exercisable as of the date of Retirement shall be forfeited and to the extent that Stock Options have become exercisable as of such date, such Stock Options must be exercised, if at all, within one year after Retirement, but in no event after the date such Stock Options would otherwise lapse; and

(iv) Except as otherwise provided in Section 4.7(g) or Section 7.5, upon an Employee’s Termination of Employment, or a Consultant’s Termination of Consultancy, for any reason other than death, Disability or Retirement, all Stock Options that have not become exercisable as of the date of termination shall be forfeited and to the extent that Stock Options have become exercisable as of such date, such Stock Options must be exercised, if at all, within 90 days after such Termination of Employment or Termination of Consultancy.

(e) Payment of Exercise Price.  The Exercise Price shall be paid in full when the Stock Option is exercised and stock certificates shall be registered and delivered only upon receipt of such payment. Unless otherwise provided by the Committee, payment of the Exercise Price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order or any other form of consideration approved by the Committee. In addition, at the discretion of the Committee, payment of all or a portion of the Exercise Price may be made by

(i) Delivering a properly executed exercise notice to the Company, or its agent, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds with respect to the portion of the Shares to be acquired upon exercise having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid and appropriate tax withholding;

(ii) Tendering (actually or by attestation) to the Company previously acquired Shares that have been held by the Participant for at least six months having a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid; or

(iii) any combination of the foregoing.
(f) Incentive Stock Options.  Incentive Stock Options granted under the Plan shall be subject to the following additional conditions, limitations and restrictions:

(i) Eligibility.  Incentive Stock Options may only be granted to Employees of the Company or a Related Company that is a subsidiary or parent corporation, within the meaning of Code Section 424, of the Company (an “ISO Related Company”). In no event may an Incentive Stock Option be granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or such Related Company or to a Consultant.

(ii) Timing of Grant.  No Incentive Stock Option shall be granted under the Plan after the 10-year anniversary of the date the Plan is adopted by the Board.

(iii) Amount of Award.  The aggregate Fair Market Value on the date of grant of the Shares with respect to which such Incentive Stock Options first become exercisable during any calendar year under the terms of the Plan for any Participant may not exceed $100,000 (or such other limit as may be specified in the Code). For purposes of this $100,000 limit, the Participant’s Incentive Stock Options under this Plan and all Plan’s maintained by the Company and an ISO Related Company shall be aggregated. To the extent any Incentive Stock Option first becomes exercisable in a calendar year and such limit would be exceeded, such Incentive Stock Option shall thereafter be treated as a Nonqualified Stock Option for all purposes.

(iv) Timing of Exercise.  In the event that the Committee exercises its discretion to permit an Incentive Stock Option to be exercised by a Participant more than 90 days after the Participant’s Termination of Employment and such exercise occurs more than three months after such Participant has ceased being an Employee (or more than 12 months after the Participant is Disabled or dies), such Incentive Stock Option shall thereafter be treated as a Nonqualified Stock Option for all purposes.

(v) Transfer Restrictions.  In no event shall the Committee permit an Incentive Stock Option to be transferred by a Participant other than by will or the laws of descent and distribution, and any Incentive Stock Option granted hereunder shall be exercisable, during his or her lifetime, only by the Participant.

(g) Extension of Stock Option Term for Blackouts.  At its discretion, the Committee may extend the term of any Stock Option beyond its earlier termination pursuant to Section 4.7(c), (d)(ii), (iii) or (iv) if the Company had prohibited the participant from exercising the option prior to termination or expiration in order to comply with applicable Federal, state, local or foreign law, provided that such extension may not exceed 30 days from the date such prohibition is lifted.

4.8 Other Equity-Based Awards.  The Committee may, from time to time, grant Awards (other than Performance Bonuses, Restricted Stock or Stock Options) under this Section 4.8 that consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares to any Employee or Consultant. These Awards may include, among other things Shares, restricted stock options, restricted stock units, stock appreciation rights (SARs) (which shall lapse no later than the tenth anniversary of the grant date, subject to extension consistent with Section 4.7(g)), phantom or hypothetical Shares and Share units. The Committee shall determine, in its discretion, the terms, conditions, restrictions and limitations, if any, that shall apply to Awards granted pursuant to this Section 4.8, including whether dividend equivalents shall be credited or paid with respect to any Award, which terms, conditions, restrictions and/or limitations shall be set forth in the applicable Award Agreement; provided, however, that in no event will the exercise price of an SAR with respect to any Share be less than the Fair Market Value of a Share as of the date of grant.

Other Equity Based Awards under the Plan may, in the discretion of the Committee, be designated as Qualified Performance Awards. In the event the Committee designates an Other Equity-Based Award as a Qualified Performance Award, the Committee shall condition the grant of such Other Equity-Based Award on the attainment during a Performance Cycle of specified levels of performance of one or more Performance Measures. The Performance Cycle, Performance Measure(s) and payout schedules applicable to Other Equity-Based Awards that are designated as Qualified Performance Awards shall be determined by the Committee at such time and in the manner as set out in paragraphs (a) and (b) of Section 4.6. In such case, no Other Equity-Based Award designated as a Qualified Performance Award shall be paid to a Key Employee under this Section 4.8 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Measure(s) for the applicable Performance Cycle.

4.9 Code Section 162(m).  It is the intent of the Company that Qualified Performance Awards granted to Key Employees under the Plan satisfy the applicable requirements of Code Section 162(m) and the regulations thereunder so that the Company’s tax deduction for Qualified Performance Awards is not disallowed in whole or in part by operation of Code Section 162(m). If any provision of this Plan pertaining to Qualified Performance Awards, or any Award to a Key Employee under the Plan that the Committee designates as a Qualified Performance Award, would otherwise frustrate or conflict with such intent, that provision or Award shall be interpreted and deemed amended so as to avoid such conflict.

4.10 No Repricing.  Repricing of Options or SARs shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or SAR to lower its Exercise Price (other than pursuant to Section 5.3); (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling an Option or SAR at a time when its Exercise Price is greater than the Fair Market Value of the underlying stock in exchange for another Award, unless the cancellation and exchange occurs in connection with an event set forth in Section 5.3. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

4.11 Change in Control.  Except as otherwise determined by the Committee, (a) if the Committee determines that, in connection with a Change in Control, (x) the Common Stock of the Company (or of any direct or indirect parent entity) will not be publicly traded or (y) Restricted Stock and Stock Options will not be honored or assumed, or new rights that substantially preserve the terms of the Restricted Stock and Stock Options substituted therefor, (i) any outstanding time-vesting Restricted Stock and Stock Options then held by a Participant which are unexercisable or otherwise unvested or subject to lapse restrictions will automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of the date of such Change in Control and (b) if the Committee determines that, in connection with a Change in Control, (x) the Common Stock of the Company or of any direct or indirect parent entity will be publicly traded and (y) Restricted Stock and Stock Options will be honored or assumed, or new rights that substantially preserve the terms of Restricted Stock and Stock Options substituted therefore, if a Participant’s employment is terminated without Cause, or for Good Reason, within a 2 year period following such Change in Control, (i) any outstanding time-vesting Restricted Stock and Stock Options then held by such Participant which are unexercisable or otherwise unvested or subject to lapse restrictions will automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of the date such Participant’s employment is terminated.

ARTICLE V

SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

5.1 Shares Available.  The Shares issuable under the Plan shall be authorized but unissued Shares or Shares held in the Company’s treasury. Subject to adjustments in accordance with Section 5.3, the total number of Shares with respect to which Awards may be issued during the term of the Plan may equal but shall not exceed in the aggregate 45,099,377 Shares, which includes 15,099,377 shares available for grant under the 2007 Plan, as of June 6, 2011. Of the shares available under the Plan no more than 10,000,000 Shares may be granted in the form of Incentive Stock Options and the maximum aggregate number of Shares with respect to which Awards may be granted to any one Participant during any such fiscal year of the Company may not exceed 3,000,000 Shares. Any Shares (a) delivered by the Company, (b) with respect to which Awards are made hereunder and (c) with respect to which the Company becomes obligated to make Awards, in each case through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the Shares available to be delivered pursuant to Awards under this Plan.

5.2 Counting Rules.  For purposes of determining the number of Shares remaining available under the Plan, only Awards payable in Shares shall be counted. Any Shares related to Awards under the Plan, which terminate by expiration, forfeiture, cancellation or otherwise without issuance of Shares, or are settled in cash in lieu of Shares, shall be available again for issuance under the Plan. In the event Shares are tendered or withheld in payment of all or part of the Exercise Price of a Stock Option, or in satisfaction of the withholding obligations of any Award, the Shares so tendered or withheld shall become available for issuance under the Plan. To the extent that any option or other award outstanding pursuant to the 2007 Plan as of the Effective Date which for any reason, on or after the Effective Date, expires, is terminated, forfeited or cancelled without having been exercised or settled in full, Shares subject to such awards shall deem to have not been delivered and shall be added to the share maximum; provided, however, that the aggregate number of Shares outstanding under the 2007 Plan that may be added to the share maximum pursuant to this Section 5.2 shall not exceed 10,786,054 shares, the number of shares subject to outstanding awards under the 2007 Plan as of June 6, 2011 (as such number may be adjusted from time to time as provided in Section 5.3). With respect to stock appreciation rights (“SARs”), when a SAR is exercised and settled in whole or in part in Shares, the Shares subject to a SAR grant agreement shall be counted against the Shares available for issuance as one (1) Share for every Share subject thereto, regardless of the number of Shares used to settle the SAR upon exercise.

5.3 Adjustments.  In the event of any change in the number of issued Shares (or issuance of shares of stock other than shares of Common Stock) by reason of any stock split, reverse stock split, or stock dividend, recapitalization, reclassification, merger, consolidation, split-up, spin-off, reorganization, combination, or exchange of Shares, the exercisability of stock purchase rights received under the Rights Agreement, the issuance of warrants or other rights to purchase Shares or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, Shares, other securities or other property), the Committee shall adjust the number or kind of Shares that may be issued under the Plan, and the terms of any outstanding Award (including, without limitation, the number of Shares subject to an outstanding Award, the type of property to which the Award relates and the Exercise Price of a Stock Option, stock appreciation right or other Award) in such manner as the Committee shall determine is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, and such adjustment shall be conclusive and binding for all purposes under the Plan. Notwithstanding the foregoing, no adjustments shall be made with respect to Qualified Performance Awards granted to a Key Employee to the extent such adjustment would cause the Award to fail to qualify as performance-based compensation under Section 162(m) of the Code and no adjustment shall be required if the Committee determines that such action could cause an Award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A of the Code (“Section 409A”) or otherwise could subject a Participant to the additional tax imposed under Section 409A in respect of an outstanding Award.

5.4 Consolidation, Merger or Sale of Assets.  Upon the occurrence of (i) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is not to be the surviving corporation, (ii) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is the surviving corporation but holders of Shares receive securities of another corporation, or (iii) a sale of all or substantially all of the Company’s assets (as an entirety) or capital stock to another person, any Award granted hereunder shall be deemed to apply to the securities, cash or other property (subject to adjustment by cash payment in lieu of fractional interests) to which a holder of the number of Shares equal to the number of Shares the Participant would have been entitled, and proper provisions shall be made to ensure that this clause is a condition to any such transaction; provided, however, that the Committee (or, if applicable, the board of directors of the entity assuming the Company’s obligations under the Plan) shall, in its discretion, have the power to either:

(a) provide, upon written notice to Participants, that all Awards that are currently exercisable must be exercised within the time period specified in the notice and that all Awards not exercised as of the expiration of such period shall be terminated without consideration; provided, however, that the Committee (or successor board of directors) may provide, in its discretion, that, for purposes of this subsection, all outstanding Awards are currently exercisable, whether or not vested; or

(b) cancel any or all Awards and, in consideration of such cancellation, pay to each Participant an amount in cash with respect to each Share issuable under an Award equal to the difference between the Fair Market Value of such Share on such date (or, if greater, the value per Share of the consideration received by holders of Shares as a result of such merger, consolidation, reorganization or sale) and the Exercise Price.

5.5 Fractional Shares.  No fractional Shares shall be issued under the Plan. In the event that a Participant acquires the right to receive a fractional Share under the Plan, such Participant shall receive, in lieu of such fractional Share, cash equal to the Fair Market Value of the fractional Share as of the date of settlement.

ARTICLE VI

AMENDMENT AND TERMINATION

6.1 Amendment.  The Plan may be amended at any time and from time to time by the Board without the approval of shareholders of the Company, except that no amendment which increases the aggregate number of Shares which may be issued pursuant to the Plan, decreases the Exercise Price at which Stock Options or stock appreciation rights may be granted or materially modifies the eligibility requirements for participation in the Plan shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall materially adversely affect any right of any Participant with respect to any Award theretofore granted without such Participant’s written consent.

6.2 Termination.  The Plan shall terminate upon the earlier of the following dates or events to occur:

(a) the adoption of a resolution of the Board terminating the Plan; or

(b) the 10-year anniversary of the date of the Company’s 2011 Annual Meeting of Stockholders

No Awards shall be granted under this Plan after it has been terminated. However, the termination of the Plan shall not alter or impair any of the rights or obligations of any person, without such person’s consent, under any Award theretofore granted under the Plan. After the termination of the Plan, any previously granted Awards shall remain in effect and shall continue to be governed by the terms of the Plan and the applicable Award Agreement.
ARTICLE VII

GENERAL PROVISIONS

7.1 Nontransferability of Awards.  Except as otherwise provided in this Section 7.1, no Awards under the Plan shall be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, other than by will or by the laws of descent or distribution, by the Participant and no other persons shall otherwise acquire any rights therein. During the lifetime of a Participant, Stock Options (except for Nonqualified Stock Options that are transferable pursuant to subparagraphs (a) and (b) below) shall be exercisable only by the Participant and shall not be assignable or transferable except as provided above.

(a) In the case of a Nonqualified Stock Option, except as the Committee may otherwise determine, and subject to the Committee’s authority under Section 3.2 to waive or amend any terms, conditions, limitations or restrictions of an Award, all or any part of such Nonqualified Stock Option may, subject to the prior written consent of the Committee, be transferred to one or more of a following classes of donees: family member, a trust for the benefit of a family member, a limited partnership whose partners are solely family members or any other legal entity set up for the benefit of family members. For purposes of this Section 7.1, a family member means a Participant’s spouse, children, grandchildren, parents, grandparents (natural, step, adopted, or in-laws), siblings, nieces, nephews and grandnieces and grandnephews.

(b) Except as the Committee may at any time determine, and subject to the Committee’s authority under Section 3.2 to waive or amend any terms, conditions, limitations or restrictions of an Award, any Nonqualified Stock Option transferred by a Participant pursuant to paragraph (a) above may be exercised by the transferee only to the extent such Nonqualified Stock Option would have been exercisable by the Participant had no transfer occurred. Any such transferred Nonqualified Stock Option shall be subject to all of the same terms and conditions as provided in the Plan and in the applicable Award Agreement. The Participant or the Participant’s estate shall remain liable for any withholding tax which may be imposed by any federal, state or local tax authority and the transfer of Shares upon exercise of such Nonqualified Stock Option shall be conditioned on the payment of such withholding tax. The Committee may, in its sole discretion, withhold its consent to all or a part of any transfer of a Nonqualified Stock Option pursuant to this Section 7.1 unless and until the Participant makes arrangements satisfactory to the Committee for the payment of any such withholding tax. The Participant must immediately notify the Committee, in such form and manner as required by the Committee, of any proposed transfer of a Nonqualified Stock Option pursuant to this Section and no such transfer shall be effective until the Committee consents thereto in writing.

(c) Anything in this Section 7.1 to the contrary notwithstanding, in no event may the Committee permit an Incentive Stock Option to be transferred by any Participant other than by will or the laws of descent and distribution.

7.2 Withholding of Taxes.

(a) Stock Options.  As a condition to the delivery of any Shares pursuant to the exercise of a Stock Option, the Committee may require that the Participant, at the time of such exercise, pay to the Company by cash or by certified check, bank draft, wire transfer or postal or express money order an amount sufficient to satisfy any applicable tax withholding obligations. The Committee may, however, in its discretion, accept payment of tax withholding obligations through any of the Exercise Price payment methods described in Section 4.7(e). In addition, the Committee may, in its discretion, permit payment of tax withholding obligations to be made by instructing the Company to withhold Shares that would otherwise be issued on exercise having a Fair Market Value on the date of exercise equal to the applicable portion of the tax withholding obligations being so paid. Notwithstanding the foregoing, in no event may any amount greater than the minimum statutory withholding obligation or such other withholding obligation as required by applicable law be satisfied by tendering or withholding Shares.

(b) Restricted Stock.  The Company shall satisfy tax withholding obligations arising in connection with the release of restrictions on Shares of Restricted Stock or Restricted Stock Units held by Participants subject to the tax laws of the United States, United Kingdom or Israel (and such other country where withholding is required at the time of the release of restrictions or as may be determined by the Company from time to time) by withholding Shares that would otherwise be available for delivery upon such release having a Fair Market Value on the date of release equal to the minimum statutory withholding obligation or such other withholding obligation as required by applicable law.

(c) Awards.  To the extent not covered by 7.2(a) or (b) above, as a condition to the delivery of any Shares, other property or cash pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, FICA tax), (a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to the Participant, whether or not pursuant to the Plan, (b) the Company shall be entitled to require that the Participant remit cash to the Company (through payroll deduction or otherwise) or (c) the Company may enter into any other suitable arrangements to withhold, in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

7.3 Non-Uniform Determinations.  None of Committee’s determinations under the Plan and Award Agreements need to be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards, (c) whether a Participant’s employment has been terminated for purposes of the Plan and (d) any adjustments to be made to Awards pursuant to Section 5.3 or otherwise.

7.4 Required Consents and Legend.  (a) If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a “plan action”), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop order against any legended shares. By accepting an Award, each Participant shall have expressly provided consent to the items described in Section 7.4(b)(iv) hereof.

(b) The term “consent” as used herein with respect to any plan action includes (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, or law, rule or regulation of a jurisdiction outside the United States, (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (iii) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (iv) any and all consents by the Participant to (A) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan, (B) the Company’s deducting amounts from the Participant’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Participant’s behalf to satisfy certain withholding and other tax obligations in connection with an Award and (C) the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan and (v) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require the Company to list, register or qualify the Shares on any securities exchange.

7.5 Special Forfeiture Provision.  If the Committee, in its discretion, determines and the applicable Award Agreement so provides, a Participant who, without prior written approval of the Company, enters into any employment or consultation arrangement (including service as an agent, partner, stockholder, consultant, officer or director) to any entity or person engaged in any business in which the Company or its affiliates is engaged which, in the sole judgment of the Company, is competitive with the Company or any subsidiary or affiliate, (i) shall forfeit all rights under any outstanding Stock Option or stock appreciation right and shall return to the Company the amount of any profit realized upon the exercise, within such period as the Committee may determine, of any Stock Option or stock appreciation right and (ii) shall forfeit and return to the Company all Shares of Restricted Stock and other Awards which are not then vested or which vested but remain subject to the restrictions imposed by this Section 7.3, as provided in the Award Agreement.

7.6 Code Section 83(b) Elections.  Neither the Company, any Related Company, nor the Committee shall have any responsibility in connection with a Participant’s election, or attempt to elect, under Code section 83(b) to include the value of a Restricted Stock Award in the Participant’s gross income for the year of payment. Any Participant who makes a Code section 83(b) election with respect to any such Award shall promptly notify the Committee of such election and provide the Committee with a copy thereof.

7.7 No Implied Rights.  The establishment and subsequent operation of the Plan, including eligibility as a Participant, shall not be construed as conferring any legal or other right upon any Employee for the continuation of his or her employment, or upon any Consultant for the continuation of his or her consultancy, for any Performance Cycle or any other period. The Company expressly reserves the right, which may be exercised at any time and without regard to when, during a Performance Cycle or other accounting period, such exercise occurs, to discharge any individual and/or treat him or her without regard to the effect which such treatment might have upon him or her under any outstanding Award.

7.8 No Obligation to Exercise Options.  The granting of a Stock Option shall impose no obligation upon the Participant to exercise such Stock Option.

7.9 No Rights as Stockholders.  A Participant granted an Award under the Plan shall have no rights as a stockholder of the Company with respect to such Award unless and until such time as certificates for the Shares underlying the Award are registered in such Participant’s name. The right of any Participant to receive Shares by virtue of the terms of an Award or participation in the Plan shall be no greater than the right of any unsecured general creditor of the Company. With respect to any or all Awards, the Company may, in lieu of physical certificates, cause for electronic shares to be held in the Participant’s name with a transfer agent or broker.

7.10 Indemnification of Committee.  The Company shall indemnify, to the full extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that he, or his testator or intestate, is or was a member of the Committee or a delegate of the Committee so acting.

7.11 No Required Segregation of Assets.  Neither the Company nor any Related Company shall be required to segregate any assets that may at any time be represented by Awards granted pursuant to the Plan.

7.12 Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services for the Company or the Related Companies. Any gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account as compensation for purposes of any of the employee benefit plans of the Company or any Related Company except as may be determined by the Board or by the board of directors of the applicable Related Company.

7.13 Securities Exchange Act Compliance.  Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934. If any provision or this Plan or of any grant of an Award would otherwise frustrate or conflict with such intent, that provision shall be interpreted and deemed amended so as to avoid such conflict.

7.14 Section 409A

(a) All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption. The Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern.

(b) Without limiting the generality of Section 7.14(a), with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A: (a) any payment to be made with respect to such Award in connection with the Participant’s separation from service to the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(b) of the Code) shall be delayed until six months after the Participant’s separation from service (or earlier death) in accordance with the requirements of Section 409A; (b) if any payment to be made with respect to such Award would occur at a time when the tax deduction with respect to such payment would be limited or eliminated by Section 162(m), such payment may be deferred by the Company under the circumstances described in Section 409A until the earliest date that the Company reasonably anticipates that the deduction or payment will not be limited or eliminated; (c) to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of shares of Common Stock in respect of an Award shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the shares of Common Stock that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A); (d) with respect to any required consent described in Section 7.4 or the applicable Award Agreement, if such consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting; (e) if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment; (f) if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Participant’s right to the dividend equivalents shall be treated separately from the right to other amounts under the Award; and (g) for purposes of determining whether the Participant has experienced a separation from service to the Company within the meaning of Section 409A, “subsidiary” shall mean a corporation or other entity, starting with CA, Inc., in a chain of corporations or other entities in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

7.15 Governing Law; Severability.  The Plan and all determinations made and actions taken thereunder shall be governed by the internal substantive laws, and not the choice of law rules, of the State of New York and construed accordingly, to the extent not superseded by applicable federal law. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.

EXHIBIT B

____________________________________________________________________________________

STOCKHOLDER PROTECTION RIGHTS AGREEMENT
dated as of
November 30, 2015
between
CA, INC.
and
COMPUTERSHARE TRUST COMPANY, N.A.,
as Rights Agent
____________________________________________________________________________________

STOCKHOLDER PROTECTION RIGHTS AGREEMENT
Table of Contents
Page
ARTICLE I
DEFINITIONS
1.1	Definitions	B-1
ARTICLE II
THE RIGHTS
2.1	Summary of Rights	B-8
2.2	Legend	B-8
2.3	Exercise of Rights; Separation of Rights	B-9
2.4	Adjustments to Exercise Price; Number of Rights	B-11
2.5	Date on Which Exercise is Effective	B-12
2.6	Execution, Authentication, Delivery and Dating of Rights Certificates	B-12
2.7	Registration, Registration of Transfer and Exchange	B-12
2.8	Mutilated, Destroyed, Lost and Stolen Rights Certificates	B-13
2.9	Persons Deemed Owners	B-14
2.10	Delivery and Cancellation of Certificates	B-14
2.11	Agreement of Rights Holders	B-14
ARTICLE III
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS
3.1	Flip-in	B-15
3.2	Flip-over	B-17
ARTICLE IV
THE RIGHTS AGENT
4.1	General	B-17
4.2	Merger or Consolidation or Change of Name of Rights Agent	B-18
4.3	Duties of Rights Agent	B-18
4.4	Change of Rights Agent	B-21
ARTICLE V
MISCELLANEOUS

B-i

5.1	Redemption	B-22
5.2	Effective Time; Expiration	B-23
5.3	Issuance of New Rights Certificates	B-23
5.4	Supplements and Amendments	B-24
5.5	Fractional Shares	B-24
5.6	Rights of Action	B-24
5.7	Holder of Rights Not Deemed a Stockholder	B-24
5.8	Notice of Proposed Actions	B-25
5.9	Notices	B-25
5.10	Suspension of Exercisability or Exchangeability	B-25
5.11	Successors	B-26
5.12	Benefits of this Agreement	B-26
5.13	Determination and Actions by the Board of Directors, etc.	B-26
5.14	Descriptive Headings; Section References	B-26
5.15	GOVERNING LAW; EXCLUSIVE JURISDICTION	B-26
5.16	Counterparts	B-27
5.17	Severability	B-27
5.18	Customer Identification Program	B-27
5.19	Withholding	B-27

EXHIBITS

Exhibit A	Form of Rights Certificate (together with Form of Election to Exercise)

Exhibit B	Form of Certificate of Designation and Terms of Participating Preferred Stock

B-ii

STOCKHOLDER PROTECTION RIGHTS AGREEMENT

STOCKHOLDER PROTECTION RIGHTS AGREEMENT (as amended from time to time, this “Agreement”), dated as of November 30, 2015, between CA, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).
WITNESSETH:
WHEREAS, the Stockholder Protection Rights Agreement (the “Existing Rights Agreement”), dated as of November 8, 2012, between the Company and Computershare Shareowner Services LLC is scheduled to expire on the Close of Business of November 30, 2015;
WHEREAS, the Company desires to enter into this Agreement to become effective immediately upon the expiration of the Existing Rights Agreement;
WHEREAS, the Board of Directors of the Company (the “Board of Directors”) has (a) authorized and declared a dividend of one right (“Right”) in respect of each share of Common Stock (as hereinafter defined) held of record as of the Close of Business (as hereinafter defined) on December 11, 2015 (the “Record Time”) payable in respect of each such share upon the certification by the NASDAQ Stock Market (“NASDAQ”) to the Securities and Exchange Commission that the Rights have been approved for listing and registration (the “Payment Time”) and (b) as provided in Section 2.4, authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined) and, to the extent provided in Section 5.3, each share of Common Stock issued after the Separation Time;
WHEREAS, subject to the terms and conditions hereof, each Right entitles the holder thereof, after the Separation Time, to purchase securities or assets of the Company (or, in certain cases, securities of certain other entities) pursuant to the terms and subject to the conditions set forth herein; and
WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer and exchange of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;
NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1    Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
“Acquiring Person” shall mean any Person who is or becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock at any time after the Effective Time; provided, however, that the term “Acquiring Person” shall not include any Person (i) who is the Beneficial Owner of 20% or more of the outstanding shares of Common Stock at the Effective Time and who continuously thereafter is the Beneficial Owner of 20% or more of the outstanding shares of Common Stock, until such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock that, in the aggregate, amount to 0.1% or more of the outstanding shares of Common Stock, (ii) who becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock after the time of the first public announcement of this Agreement solely as a result of (A) an acquisition by the Company of shares of Common Stock until such time after the public announcement by the Company of such repurchases as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock that, in the aggregate, amounts to 0.1% or more of the outstanding shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock or (B) the occurrence of a Flip-in Date which has not resulted from the acquisition of Beneficial Ownership of Common Stock by such Person or any of such Person’s Affiliates or Associates, (iii) who becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock but who acquired Beneficial Ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company, if such Person promptly divests, or promptly enters into an agreement with, and satisfactory to, the Board of Directors, in the Board of Directors’ sole discretion, to divest, and subsequently divests in accordance with the terms of such agreement (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock or otherwise deemed to be Beneficially Owned by such Person) so that such Person ceases to be the Beneficial Owner of 20% or more of the outstanding shares of Common Stock or (iv) who Beneficially Owns shares of Common Stock consisting solely of one or more of (A) shares of Common Stock Beneficially Owned pursuant to the grant or exercise of an option granted to such Person (an “Option Holder”) by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (B) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock or otherwise deemed to be Beneficially Owned by such Person) Beneficially Owned by such Option Holder or its Affiliates or Associates at the time of grant of such option and (C) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock or otherwise deemed to be Beneficially Owned by such Person) acquired by Affiliates or Associates of such Option Holder after the time of such grant that, in the aggregate, amount to less than 1% of the outstanding shares of Common Stock. In addition, the Company, any Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) shall not be an Acquiring Person. For the avoidance of doubt, (x) Martin Haefner and Eva Maria Bucher-Haefner (together, the “Haefners”) and their respective Affiliates and Associates shall not be or become an Acquiring Person on account of the Beneficial Ownership of Common Stock by any of them, so long as the Haefners and their respective Affiliates and Associates (other than the Company and its Subsidiaries) do not, in the aggregate, Beneficially Own more than 25% of the shares of outstanding Common Stock; provided, further, that any of such Persons shall also not be an Acquiring Person if such Person becomes the Beneficial Owner of in excess of 25% solely as a result of (1) an acquisition by the Company of shares of Common Stock or (2) the occurrence of a Flip-in Date which has not resulted from the acquisition of Beneficial Ownership of Common Stock by such Person or any of such Person’s Affiliates or Associates; and (y) no Successor of the Haefners or any Affiliate or Associate of such Successor, shall become an Acquiring Person on account of Common Stock received directly or indirectly from the Haefners, so long as such Successor, Affiliate or Associate does not, in the aggregate, Beneficially Own more than 25% of the outstanding shares of Common Stock, except solely as a result of the actions set forth in clause (1) or (2) above.
“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Agreement.
“Agreement” shall have the meaning set forth in the Preamble.
A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, (i) any securities as to which such Person or any of such Person’s Affiliates or Associates is or may be deemed to be the beneficial owner pursuant to Rule 13d-3 and 13d-5 under the Exchange Act, as such Rules are in effect on the date of this Agreement, (ii) any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become the beneficial owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, (iii) any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with whom such Person has an agreement, arrangement or understanding to act together for the purpose of acquiring, holding, voting or disposing of any securities of the Company and (iv) solely for purposes of determining whether any Person is an Acquiring Person, any securities that such Person or any of such Person’s Affiliates or Associates are determined to Constructively Own; provided, however, that a Person shall not be deemed the “Beneficial Owner”, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security (A) solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered security is accepted for payment or exchange or (B) solely because such Person or any of such Person’s Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy or consent given in response to a public proxy or consent solicitation made to more than ten holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act and pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, unless such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report). Notwithstanding the foregoing, no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person by virtue of any actions that such officer or director takes in such capacity. For purposes of this Agreement, in determining the percentage of the outstanding shares of Common Stock with respect to which a Person is the Beneficial Owner, all shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.
“Board of Directors” shall have the meaning set forth in the Recitals.
“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.
“Close of Business” on any given date shall mean 5:00 p.m. New York City time on such date or, if such date is not a Business Day, 5:00 p.m. New York City time on the next succeeding Business Day.
“Common Stock” shall mean the shares of Common Stock, par value $0.10 per share, of the Company.
“Company” shall have the meaning set forth in the Preamble.
A Person shall be determined to “Constructively Own” shares of Common Stock in respect of which such Person has a Synthetic Long Position, calculated in the manner set forth below, if the Board of Directors, by a majority vote, determines that such Person is seeking to use the existence of such Synthetic Long Position, in combination with other securities Beneficially Owned by such Person, for the purpose or effect of changing or influencing control of the Company. The number of shares of Common Stock in respect of a Synthetic Long Position that may be determined to be “Constructively Owned” is the notional or other number of shares of Common Stock in respect of such Synthetic Long Position that is specified in a filing by such Person or any of such Person’s Affiliates or Associates with the Securities and Exchange Commission or in the documentation evidencing such Synthetic Long Position as the basis upon which the value or settlement amount of such right or derivative, or the opportunity of the holder of such right or derivative to profit or share in any profit, is to be calculated in whole or in part and, in any case, including if no such number of shares of Common Stock is specified in any filing or documentation, as determined by the Board of Directors to be the number of shares of Common Stock to which such Synthetic Long Position relates.
“Customer Identification Program” shall have the meaning set forth in Section 5.18.
“Effective Time” means the time immediately following the expiration of the Existing Rights Agreement on November 30, 2015.

“Election to Exercise” shall have the meaning set forth in Section 2.3(d).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
“Exchange Ratio” shall have the meaning set forth in Section 3.1(c).
“Exchange Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c).
“Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $120.00.
“Existing Rights Agreement” shall have the meaning set forth in the Recitals.
“Expansion Factor” shall have the meaning set forth in Section 2.4(a).
“Expiration Time” shall mean the earliest of (i) the Exchange Time, (ii) the Redemption Time, (iii) the Close of Business on the first anniversary of the date of this Agreement, unless this Agreement is ratified by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a stockholders meeting held on or prior to such date, in which case the Expiration Time shall be the third anniversary of the Effective Time and unless, for purposes of this clause (iii), extended by action of the Board of Directors (in which case the applicable time shall be the time to which it has been so extended) and (iv) immediately prior to the effective time of a consolidation, merger or statutory share exchange that does not constitute a Flip-over Transaction or Event in which the Common Stock is converted into, or into the right to receive, another security, cash or other consideration.
“Flip-in Date” shall mean any Stock Acquisition Date or such later date and time as the Board of Directors may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.
“Flip-over Entity,” for purposes of Section 3.2, shall mean (i) in the case of a Flip-over Transaction or Event described in clause (i) of the definition thereof, the Person issuing any securities into which shares of Common Stock are being converted or exchanged and, if no such securities are being issued, the other Person that is a party to such Flip-over Transaction or Event and (ii) in the case of a Flip-over Transaction or Event referenced in clause (ii) or (iii) of the definition thereof, the Person receiving the greatest portion of the (A) assets or, if (A) is not readily determinable, (B) operating income or cash flow being transferred in such Flip-over Transaction or Event, provided in all cases if such Person is a Subsidiary of another Person, the ultimate parent entity of such Person shall be the Flip-over Entity.
“Flip-over Stock” shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other Persons similarly responsible for the direction of the business and affairs) of the Flip-over Entity.
“Flip-over Transaction or Event” shall mean a transaction or series of transactions, on or after a Flip-in Date, in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a statutory share exchange with any other Person if, immediately prior to the time of consummation of the consolidation, merger or statutory share exchange or at the time the Company enters into any agreement with respect to any such consolidation, merger or statutory share exchange, the Acquiring Person is the Beneficial Owner of 50% or more of the outstanding shares of Common Stock or controls the Board of Directors and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such consolidation, merger or statutory share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of the Common Stock or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate of the Acquiring Person or, (ii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its Subsidiaries (taken as a whole) to any Person (other than the Company or one or more of its wholly owned Subsidiaries) or to two or more such Persons that are Affiliates or Associates or otherwise acting in concert, if, at the time of the entry by the Company (or any such Subsidiary) into an agreement with respect to such sale or transfer of assets, the Acquiring Person or any of its Affiliates or Associates controls the Board of Directors. For purposes of the foregoing description, the term “Acquiring Person” shall include any Acquiring Person and its Affiliates and Associates, counted together as a single Person. An Acquiring Person shall be deemed to control the Board of Directors when, on or following a Stock Acquisition Date, the persons who were directors of the Company (or persons nominated and/or appointed as directors by vote of a majority of such persons) before the Stock Acquisition Date shall cease to constitute a majority of the Board of Directors.
“Haefners” shall have the meaning set forth in the definition of Acquiring Person.
“Market Price” per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any event described in Section 2.4, or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted by the Board of Directors in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the New York Stock Exchange, Inc. (“NYSE”) or, if the securities are not listed on the NYSE, as reported on NASDAQ or, if the securities are not listed on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by such other quotation system then in use or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such quotation system, the average of the closing bid and asked prices in the over-the-counter market as furnished by a professional market maker making a market in the securities selected by the Board of Directors; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.
“NYSE” shall have the meaning set forth in the definition of Market Price.
“NASDAQ” has the meaning set forth in the Recitals.
“Option Holder” shall have the meaning set forth in the definition of Acquiring Person.
“Payment Time” shall have the meaning set forth in the Recitals.
“Person” shall mean any individual, firm, partnership, limited liability company, trust, association, group (as such term is used in Rule 13d-5 under the Exchange Act, as such Rule is in effect on the date of this Agreement), corporation or other entity.
“Preferred Stock” shall mean the Series Two Participating Preferred Stock, Class A, without par value, of the Company created by a Certificate of Designation and Terms in substantially the form set forth in Exhibit B hereto appropriately completed.
“Qualified Offer” shall mean an offer that has, to the extent required for the type of offer specified, each of the following characteristics:

i.
a fully financed all-cash tender offer or an exchange offer offering common stock of the offeror or a combination thereof (with the amount of such shares included in the offer to be adjusted to reflect any decrease in the value of such shares prior to the consummation of the offer), in each such case for any and all of the outstanding Common Stock of the Company;

ii.	an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

iii.
an offer that within 20 Business Days after the commencement date of the offer within the meaning of Rule 14d-2(a) under the Exchange Act (or within 10 Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the holders of the Common Stock is either unfair or inadequate;

iv.
an offer that is subject only to the minimum tender condition described below in item (vi) of this definition and other usual and customary terms and conditions, which may include a condition that no change or event has resulted in, or is reasonably expected to result in, a material adverse effect on the business, financial condition, assets, liabilities or results of operations of the Company, which conditions shall not include any financing, funding, due diligence or similar condition;

v.
an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 60 Business Days and, if a Special Meeting is duly requested in accordance with Section 5.1(c), for at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within 90 Business Days following receipt of the Special Meeting Notice in accordance with Section 5.1(c)), for at least 10 Business Days following such 90 Business Day period; provided however, that such offer need not remain open, as a result of this definition of “Qualified Offer,” beyond (1) the time until which any other offer satisfying the criteria for a Qualified Offer is then required to be kept open under this definition of “Qualified Offer,” or (2) the scheduled expiration date, as such date may be extended by public announcement on or prior to the then scheduled expiration date, of any other tender or exchange offer for Common Stock of the Company with respect to which the Board of Directors has agreed to redeem the Rights immediately prior to acceptance for payment of the Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder);

vi.
an offer that is conditioned on a minimum of at least 50% of the outstanding shares of Common Stock (other than shares of Common Stock held by the offeror or its Affiliates and Associates) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

vii.
an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of Common Stock not tendered into the offer will be acquired for the same amount and form of consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

viii.
an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration (other than a reduction to reflect any dividend declared by the Company after the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act or any material change in the capital structure of the Company initiated by the Company after the commencement of such offer, whether by way of reclassification, recapitalization, reorganization, repurchase or otherwise), change the form of consideration offered, reduce the number of shares being sought, or otherwise change the terms of the offer in a way that is adverse to a tendering shareholder; and

ix.
if the offer includes common stock of the offeror, (A) the offeror is a publicly owned United States corporation, and its Common Stock is freely tradable and is listed or admitted to trading on the New York Stock Exchange, the Nasdaq Global Market or the Nasdaq Global Select Market, (B) no stockholder approval of the offeror is required to issue such Common Stock or, if required, such approval has already been obtained, and (C) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act of 1933, as amended, including, without limitation, the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act.
For the purposes of this definition of “Qualified Offer,” “fully financed” shall mean that the offeror has sufficient funds for the offer which shall be evidenced by (A) definitive financing agreements executed between the offeror and responsible financial institutions having the necessary financial capacity to provide funds for such offer subject only to customary terms and conditions (which shall in no event include conditions requiring access by such financial institutions to non-public information to be provided by the Company, conditions based on the accuracy of any information concerning the Company, or conditions requiring the Company to make any representations, warranties or covenants in connection with such financing), (B) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Company to maintain such availability until the offer is consummated or withdrawn, or (C) a combination of the foregoing; which evidence (including certified copies of any such definitive financing agreements (including exhibits and related documents) and copies of all written materials prepared by the offeror for such financial institutions in connection with entering into such financing agreements) has been provided to the Company prior to, or upon, commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act; provided, that “sufficient funds for the offer” shall be an amount sufficient to pay for all shares of Common Stock outstanding on a fully diluted basis the cash portion of the consideration pursuant to the offer and the second-step transaction required by clause (ix) above and all related expenses. If an offer becomes a Qualified Offer in accordance with this definition but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 5.1(c) shall no longer be applicable to such offer, provided the actual redemption of the Rights pursuant to Section 5.1(c) shall not have already occurred.
“Record Time” shall have the meaning set forth in the Recitals.
“Redemption Price” shall mean an amount equal to one-tenth of one cent, $0.001.
“Redemption Resolution” shall have the meaning set forth in Section 5.1(c).
“Redemption Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1.
“Right” shall have the meaning set forth in the Recitals.
“Rights Agent” shall have the meaning set forth in the Preamble.
“Rights Certificate” shall have the meaning set forth in Section 2.3(c).
“Rights Register” shall have the meaning set forth in Section 2.7(a).
“Separation Time” shall mean the next Business Day following the earlier of (i) the tenth Business Day (or such later date as the Board of Directors may from time to time fix by resolution adopted prior to the Separation Time that otherwise would have occurred) after the date on which any Person commences a tender or exchange offer that, if consummated, would result in such Person’s becoming an Acquiring Person and (ii) the date of the first event causing a Flip-in Date to occur; provided, that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time and provided further, that if any tender or exchange offer referenced in clause (i) of this paragraph is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purposes of this paragraph, never to have been made.
“Special Meeting” shall have the meaning set forth in Section 5.1(c).
“Special Meeting Notice” shall have the meaning set forth in Section 5.1(c).

“Stock Acquisition Date” shall mean the earlier of (i) the first date on which there shall be a public announcement by the Company (by any means) that a Person has become an Acquiring Person, which announcement makes express reference to such status as an Acquiring Person pursuant to this Agreement, or (ii) the date on which any Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, excluding for this purpose any shares determined to be Constructively Owned.
“Subsidiary” of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.
“Successor” shall mean the estate or legal representative of a deceased individual, the beneficiary of a deceased individual’s estate, a trust created by a deceased individual as grantor, or the beneficiary of a trust created by a deceased individual as grantor.
“Synthetic Long Position” shall mean any option, warrant, convertible security, stock appreciation right, swap agreement or other security, contract right or derivative position, whether or not presently exercisable, that has an exercise or conversion privilege or a settlement payment or other mechanism at a price related to the value of Common Stock or a value determined in whole or part with reference to, or derived in whole or in part from, the value of Common Stock and that increases in value as the value of Common Stock increases or that provides to the holder an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of Common Stock, in any case without regard to whether (i) such derivative conveys any voting rights in such securities to such Person or any of such Person’s Affiliates or Associates, (ii) such derivative is required to be, or capable of being, settled through delivery of such securities, or (iii) such Person or any of such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of such derivative. A Synthetic Long Position shall not include any interests, rights, options or other securities set forth in Rule 16a-1(c)(1)-(5) or (7) promulgated pursuant to the Exchange Act.
“Trading Day,” when used with respect to any securities, shall mean a day on which the nyse is open for the transaction of business or, if such securities are not listed or admitted to trading on the NYSE, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.
“Trading Regulation” shall have the meaning set forth in Section 2.3(c).
“Trust” shall have the meaning set forth in Section 3.1(c).
“Trust Agreement” shall have the meaning set forth in Section 3.1(c).
“Vice President”, when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”
ARTICLE II

THE RIGHTS

2.1    Summary of Rights. As soon as practicable after the Record Time, the Company will mail a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder’s address as shown by the records of the Company.

2.2    Legend. Certificates for the Common Stock or, if a certificate has not been issued, the registration of the Common Stock on the stock transfer books of the Company, issued on or after the Record Time but prior to the Separation Time, shall evidence one Right for each share of Common Stock represented thereby and the Company shall mail to every Person that acquires Common Stock after the Payment Time, but prior to the Separation Time, either certificates for such Common Stock or a confirmation of the registration of such Common Stock on the stock transfer books of the Company, which certificates or confirmation shall have impressed on, printed on, written on or otherwise affixed to them a legend substantially in the following form:
Until the Separation Time (as defined in the Rights Agreement referred to below), this also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of November 30, 2015 (as such may be amended from time to time, the “Rights Agreement”), between CA, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent (or any successor Rights Agent), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company or securities of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become null and void (including if they are “Beneficially Owned” by an “Acquiring Person” or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced hereby. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder hereof without charge after the receipt of a written request therefor.
Certificates representing shares of Common Stock that are issued and outstanding at the Payment Time (or confirmation of the registration of the Common Stock on the stock transfer books with respect to uncertificated shares), together with the letter mailed pursuant to Section 2.1, shall evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend.
The Company shall mail or arrange for the mailing of a copy of this Agreement to any Person that holds Common Stock, as evidenced by the registration of the Common Stock in the name of such Person on the stock transfer books of the Company, without charge after the receipt of a written request therefor.
2.3    Exercise of Rights; Separation of Rights. (a) Subject to Sections 3.1, 5.1 and 5.10 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, at or after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one one-thousandth of a share of Preferred Stock.

(b)    Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated share of Common Stock (or, if the Common Stock shall be uncertificated, by the registration of the associated Common Stock on the stock transfer books of the Company and any confirmation thereof provided for in Section 2.2), together, in the case of shares acquired prior to the Payment Time, with the letter mailed to the record holder thereof pursuant to Section 2.1, and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter or confirmation) of, such associated share.

(c)     Subject to the terms and conditions hereof, at or after the Separation Time and prior to the Expiration Time, (i) the Rights may be exercised pursuant to Section 2.3(d) below, (ii) the Rights will be transferred independent of shares of Common Stock and (iii) the Rights Agent will promptly, at the Company’s expense, if requested by the Company and provided with all necessary documentation and information (in the reasonable discretion of the Rights Agent), mail to each holder of record of Common Stock (provided that the Board of Directors has not elected to exchange all of the then outstanding Rights pursuant to Section 3.1(c)) as of the Separation Time (other than any Person whose Rights have become null and void pursuant to Section 3.1(b)), at such holder’s address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose) or the transfer agent or registrar for the Common Stock, (x) a certificate (a “Rights Certificate”) in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement and as do not affect the rights, liabilities, responsibilities or duties of the Rights Agent, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded (“Trading Regulation”), or to conform to usage, and (y) a disclosure statement describing the Rights. Receipt of a Rights Certificate by any Person shall not preclude a later determination that such Rights are null and void pursuant to Section 3.1(b). The Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that Rights are received by Persons with respect to whom Rights would be null and void under Section 3.1(b).

(d)     Subject to the terms and conditions hereof, Rights may be exercised on any Business Day at or after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly executed and properly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.

(e)    Upon receipt of a Rights Certificate, with a properly completed and duly executed Election to Exercise accompanied by payment as set forth in Section 2.3(d), and subject to the terms and conditions hereof, the Rights Agent will thereupon promptly (i)(A) requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased or, in the case of uncertificated shares or other securities, requisition from a transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (the Company hereby irrevocably authorizing its transfer agents to comply with all such requisitions), and (B) if the Company elects pursuant to Section 5.5 not to issue certificates (or effect registrations on the stock transfer books of the Company) representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased (the Company hereby irrevocably authorizes each such depositary agent to comply with such requisitions) or, when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.5 and (ii) after receipt of such certificates, depositary receipts, notices and/or, when necessary to comply with this Rights Agreement, cash, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates, depositary receipts or notices) in such name or names as may be designated by such holder.

(f)    In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)    The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall, at the time of delivery of the certificates (or registration) for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered (or registered) and fully paid and nonassessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act of 1933, as amended from time to time or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state taxes and charges that may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided, that the Company shall not be required to pay any tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or the registration) for shares in a name other than that of the holder of the Rights being transferred or exercised.

(h)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to the exercise or assignment of a Rights Certificate unless the registered holder of such Rights Certificate shall have (i) properly completed and duly signed the certificate following the form of assignment or the form of election to exercise, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates and Associates of such Beneficial Owner or former Beneficial Owner, as the Company or the Rights Agent may reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed as required under Section 2.3(d).

2.4    Adjustments to Exercise Price; Number of Rights. (a) In the event the Company shall at any time after the Record Time and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock including any fractional shares in lieu of which such holder received cash (the “Expansion Factor”) that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.
In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referenced in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share (or, if the Common Stock shall be uncertificated, such Right shall be evidenced by the registration of such Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2). Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time only to the extent provided in Section 5.3.
(b)    In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to any non-extraordinary periodic cash dividend or a dividend paid solely in Common Stock) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or statutory share exchange), or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors, in its sole discretion, may deem to be appropriate under the circumstances, and the Company and the Rights Agent shall amend this Agreement as necessary to provide for such adjustments.

(c)    Each adjustment to the Exercise Price made pursuant to this Section 2.4 shall be calculated to the nearest cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

(d)    Rights Certificates shall represent the right to purchase the securities purchasable under the terms of this Agreement, including any adjustment or change in the securities purchasable upon exercise of the Rights, even though such certificates may continue to express the securities purchasable at the time of issuance of the initial Rights Certificates.

2.5    Date on Which Exercise is Effective. Each Person in whose name any certificate for shares is issued (or registration on the stock transfer books is effected) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby at the Close of Business on the Business Day upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

2.6    Execution, Authentication, Delivery and Dating of Rights Certificates. (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, President or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.
Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.
Promptly after the Separation Time, the Company will notify the Rights Agent in writing of such Separation Time (and if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following) and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and, subject to Sections 2.3(c) and 3.1(b), the Rights Agent shall manually or by facsimile countersign and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.3(c). Until the written notice provided for in this Section 2.6 is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Separation Time has not occurred. No Rights Certificate shall be valid for any purpose unless manually or by facsimile countersigned by the Rights Agent.
In case any authorized signatory of the Rights Agent who has countersigned any of the Rights Certificates ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Rights Certificates, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Rights Certificates had not ceased to be an authorized signatory of the Rights Agent; and any Rights Certificates may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Rights Certificate, is properly authorized to countersign such Rights Certificate, although at the date of the execution of this Agreement any such person was not so authorized.
(b)    Each Rights Certificate shall be dated the date of countersignature thereof.

2.7    Registration, Registration of Transfer and Exchange. (a) After the Separation Time, the Company will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided.

In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.
After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Sections 2.7(c) and (d), the Company will execute, and the Rights Agent will countersign and, if requested by the Company and provided with all necessary information, deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.
(b)    Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(c)    Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other charge that may be imposed in relation thereto.

(d)    The Company shall not register the transfer or exchange of any Rights that have become null and void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed under Section 5.1.

2.8    Mutilated, Destroyed, Lost and Stolen Rights Certificates. (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b), 3.1(c) and 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)    If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b), 3.1(c) and 5.1 and in the absence of written notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Rights Agent shall countersign and, if requested by the Company and provided with all necessary information, deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)    As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Rights holder of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(d)    Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and, subject to Section 3.1(b) shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.9    Persons Deemed Owners. Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or confirmation of registration, if uncertificated), the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock certificate or confirmation, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).

2.10    Delivery and Cancellation of Certificates. All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.10, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Company.

2.11    Agreement of Rights Holders. Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

(a)    prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;

(b)    after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(c)    prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

(d)    Rights Beneficially Owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become null and void;

(e)    this Agreement may be supplemented or amended from time to time in accordance with its terms;

(f)    the Board of Directors shall have the exclusive power and authority delegated to it pursuant to Section 5.13; and

(g)    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

ARTICLE III

ADJUSTMENTS TO THE RIGHTS IN
THE EVENT OF CERTAIN TRANSACTIONS

3.1    Flip-in. (a)  In the event that prior to the Expiration Time a Flip-in Date shall occur, except as otherwise provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.10), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date any of the events described in Sections 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock).

(b)    Notwithstanding the foregoing, any Rights that are Beneficially Owned on the Stock Acquisition Date by an Acquiring Person or an Affiliate or Associate thereof shall become null and void and any holder of such Rights (including transferees, whether direct or indirect, of any such Persons) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement. If any Rights Certificate is presented for assignment or exercise and the Person presenting the same will not properly complete the certification set forth at the end of the form of assignment or notice of election to exercise or, if requested, will not provide such additional evidence, including, without limitation, the identity of the Beneficial Owners and their Affiliates and Associates (or former Beneficial Owners and their Affiliates and Associates) as the Company or the Board of Directors shall reasonably request in order to determine if such Rights are null and void, then the Company shall be entitled conclusively to deem the Rights to be Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a transferee of any of the foregoing and accordingly deem the Rights evidenced thereby to be null and void and not transferable, exercisable or exchangeable.

(c)    The Board of Directors may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, excluding for this purpose any shares determined to be Constructively Owned, elect to exchange all (but not less than all) of the then outstanding Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 3.1(b)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted in order to protect the interests of holders of Rights generally in the event that after the Separation Time any of the events described in Sections 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the “Exchange Ratio”).
Immediately upon the action of the Board of Directors electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become null and void pursuant to Section 3.1(b)), whether or not an Election to Exercise has been previously delivered, will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give written notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become null and void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.9. Before effecting an exchange pursuant to this Section 3.1(c), the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust

Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 3.1(b) and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued. Approval by the Board of Directors of the exchange shall constitute a determination by the Board of Directors that such consideration is adequate.
Each Person in whose name any certificate for shares is issued (or for whom any registration on the stock transfer books of the Company is made) upon the exchange of Rights pursuant to this Section 3.1(c) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of), the date upon which the Rights Certificate evidencing such Rights was duly exchanged or deemed exchanged by the Company and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such exchange and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of), the next succeeding Business Day on which the stock transfer books of the Company are open.
(d)    Whenever the Company shall become obligated under Section 3.1(a) or (c) to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, as determined by the Board of Directors, may substitute therefor shares of Preferred Stock, at a ratio of one one-thousandth of a share of Preferred Stock for each share of Common Stock so issuable, subject to adjustment.
(e)    In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise in full of the Rights in accordance with Section 3.1(a) or if the Company so elects to make the exchange referenced in Section 3.1(c), to permit the issuance of all shares pursuant to the exchange, the Company shall either (i) call a meeting of stockholders seeking approval to cause sufficient additional shares to be authorized (provided that if such approval is not obtained the Company will take the action specified in clause (ii) of this sentence) or (ii) take such action as shall be necessary to ensure and provide, without exposing the directors to personal liability (as determined by the Board of Directors), as and when and to the maximum extent permitted by applicable law and any agreements or instruments in effect prior to the time an Acquiring Person controls the Board of Directors (and remaining in effect) to which the Company is a party, that each Right shall thereafter constitute the right to receive, (x) in the case of any exercise in accordance with Section 3.1(a), at the Company’s option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or (B) without payment of consideration (except as may be required for the valid issuance of securities or otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or (y) in the case of an exchange of Rights in accordance with Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date times the Exchange Ratio in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm.
3.2    Flip-over. (a) Prior to the Expiration Time, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event unless and until it shall have entered into a supplemental agreement with the Flip-over Entity, for the benefit of the holders of the Rights (the terms of which shall be reflected in an amendment to this Agreement entered into with the Rights Agent), providing that, upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms hereof, that number of shares of Flip-over Stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that after such date of consummation or occurrence any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Flip-over Stock) and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to this Agreement.

(b)    Prior to the Expiration Time, unless the Rights will be redeemed pursuant to Section 5.1 pursuant to an agreement entered into by the Company prior to a Flip-in Date, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event if (i) at the time thereof there are any rights, warrants or securities outstanding or any other arrangements, agreements or instruments that would eliminate or otherwise diminish in any material respect the benefits intended to be afforded by this Rights Agreement to the holders of Rights upon consummation of such transaction, (ii) prior to, simultaneously with or immediately after such Flip-over Transaction or Event, the stockholders of the Person who constitutes, or would constitute, the Flip-over Entity shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of organization of the Flip-over Entity would preclude or limit the exercisability of the Rights.

(c)    The provisions of this Section 3.2 shall apply to successive Flip-over Transactions or Events.

ARTICLE IV

THE RIGHTS AGENT

4.1    General. (a)  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, to reimburse its reasonable expenses, counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), that may be paid, incurred or suffered by it without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final, non-appealable, judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent arising from or out of, directly or indirectly, any claims or liability resulting from its actions as Rights Agent pursuant to this Agreement or in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 4.1 and Section 4.3 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

(b)    The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement or the exercise and performance of its duties hereunder in reliance upon any certificate for securities (or registration on the stock transfer books of the Company) purchasable upon exercise of Rights, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or upon any written instructions or statements from the Company with respect to any matter relating to its acting as Rights Agent hereunder without further inquiry or examination on its part, or otherwise upon the advice of counsel as set forth herein. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.

4.2    Merger or Consolidation or Change of Name of Rights Agent. (a)  Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)    In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3    Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)    The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith and in accordance with such advice or opinion.

(b)    Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board of Directors, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for any action taken, suffered or omitted to be taken in the absence of bad faith by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate signed by an officer of the Company as set forth in the preceding sentence.

(c)    The Rights Agent will be liable to the Company and any other Person hereunder only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable, judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits) under any provision of this Agreement, even if the Rights Agent has been advised of or has foreseen the possibility or likelihood of such loss or damage. Any and all liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

(d)    The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates, if any, for securities purchasable upon exercise of Rights or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

(e)    The Rights Agent will not have any liability for nor be under any responsibility in respect of the legality or validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate, if any, for securities purchasable upon exercise of Rights or Rights Certificate (except its countersignature thereof) or any modification or order of any court, tribunal, or governmental authority in connection with the foregoing; nor will it be liable or responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Rights Certificate; nor will it be liable or responsible for any change in the exercisability or exchangeability of the Rights (including the Rights becoming null and void pursuant to Section 3.1(b)) or any change or adjustment in the terms of the Rights (including any adjustment required under the provisions of Sections 2.4, 3.1 or 3.2) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt by the Rights Agent of the certificate contemplated by Section 2.4 describing any such adjustment, upon which the Rights Agent may rely); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable.

(f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement, in the reasonable discretion of the Rights Agent.

(g)    The Rights Agent is hereby authorized and directed to accept advice or written instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board of Directors, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such persons for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith in accordance with instruction of any such person or for any delay while acting or while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such person. In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any other Person for refraining from taking such action, if the Rights Agent shall have notified the Company promptly of such belief in writing, and unless the Rights Agent shall receive written instructions executed by a person authorized under this Section 4.3(g), which eliminates such ambiguity or uncertainty to the satisfaction of the Rights Agent.

(h)    The Rights Agent and any stockholder, member, affiliate, director, officer, employee, agent, or representative of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, member, affiliate, director, officer, employee, agent or representative from acting in any other capacity for the Company or for any other Person.

(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through directors, officers or employees) or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (each as determined by a final, non-appealable, judgment of a court of competent jurisdiction).

(j)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not assured to it. The Rights Agent shall not be required to take any action or to follow any instruction of the Company that the Rights Agent has been advised of in writing by outside counsel would cause the Rights Agent to take action that is illegal.

(k)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been properly completed or duly executed, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that the Rights Agent shall not be liable for any delays arising from the duties under this section 4.3(k).

(l)    The Rights Agent shall have no responsibility to the Company, any holders of Rights or any holders of shares of Common Stock for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

(m)    The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 5.9 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

(n)    Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

4.4    Change of Rights Agent. The Rights Agent may resign and be discharged from its duties under this Agreement upon at least 30 days’ notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company by registered or certified mail or nationally recognized overnight courier and, in the event that the Rights Agent or one of its affiliates is not also the transfer agent of the Company, to each transfer agent of Common Stock known to the Rights Agent. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties as Rights Agent under this Agreement as of the effective date of such termination, provided that if the Rights Agent is the party terminating such transfer agency relationship, its written notice of termination shall specify that, effective as of such termination, it shall be deemed to have resigned and be discharged from its duties as Rights Agent. If the Rights Agent is deemed to have resigned and is discharged from its duties as Rights Agent in connection with the termination of the transfer agency relationship between the Company and the Rights Agent, the Company shall be responsible for sending any required notice hereunder. The Company may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Stock and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or the effectiveness of such resignation or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the incumbent Rights Agent or any registered holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person (other than a natural person) organized and doing business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Agreement and is subject to supervision or examination by federal or state authority and which, when combined with its affiliates, has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the foregoing purpose, but the predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE V

MISCELLANEOUS
5.1    Redemption. (a)  The Board of Directors may, at its option, at any time prior to the Flip-in Date, elect to redeem all (but not less than all) the then outstanding Rights at the Redemption Price and the Company, at its option, may pay the Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

(b)    Immediately upon the action of the Board of Directors electing to redeem the Rights (or, if the resolution of the Board of Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 5.9.

(c)    If the Company, not earlier than 60 Business Days nor later than 80 Business Days following the commencement of a Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act, which has not been terminated prior thereto and which continues to be a Qualifying Offer, receives a written notice complying with the terms of this Section 5.1(c) (the “Special Meeting Notice”) that is properly executed by the holders of record (or their duly authorized proxy) of at least ten percent (10%) of the shares of Common Stock of the Company then outstanding (other than shares of Common Stock held by the offeror or its Affiliates and Associates) directing the Board of Directors to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “Redemption Resolution”), then the Board of Directors shall take such actions as are necessary or desirable to cause the Redemption Resolution to be so submitted to a vote of stockholders by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that in any twelve-month period the Company shall not be required to submit more than one Redemption Resolution to a vote of stockholders with respect to Qualifying Offers from any given potential Acquiring Person (including any Affiliates or Associates). For purposes of a Special Meeting Notice, the record date for determining eligible holders of record shall be the 60th Business Day following the commencement of a Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (i) the name and address of such stockholders, as they appear on the Company’s books and records, (ii) the class and number of shares of Common Stock of the Company that are owned of record by each of such stockholders, and (iii) in the case of Common Stock owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. The Board of Directors shall set a date for determining the stockholders of record entitled to notice of and to vote at the Special Meeting in accordance with the Company’s certificate of incorporation, bylaws and applicable law. Subject to the requirements of applicable law, the Board of Directors may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its duties. At the offeror’s request, the Company shall include in any proxy soliciting material prepared by it in connection with the Special Meeting proxy soliciting material submitted by the offeror; provided, however, that the offeror, by written agreement with the Company contained in or delivered with such request, shall have indemnified the Company against any and all liabilities resulting from any statements found to be defamatory, misstatements, misleading statements or omissions contained in or omitted from the offeror’s proxy soliciting materials and have agreed to pay the Company’s incremental costs incurred as a result of including such material in the Company’s proxy soliciting material. Notwithstanding anything to the contrary contained in this Agreement, if the Board of Directors determines that it is in the best interests of stockholders to seek an alternative transaction so as to obtain greater value for stockholders than that provided by any Qualifying Offer, the Company shall be entitled to include information relating to such alternative transaction in the proxy soliciting material prepared by it in connection with the Special Meeting. If no Person has become an Acquiring Person prior to the redemption date referred to in this Section 5.1(c), and the Qualifying Offer continues to be a Qualifying Offer and either (A) the Special Meeting is not held on or prior to the 90th Business Day following receipt of the Special Meeting Notice, or (B) at the Special Meeting, the holders of at least a majority of the shares of Common Stock outstanding and entitled to vote as of the record date for the Special Meeting, not giving effect to any affirmative votes cast by the offeror or any of its Affiliates or Associates, shall vote in favor of the Redemption Resolution (and the results of the vote are certified as official by the appointed inspectors of election for the Special Meeting), then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or as a result of such stockholder action, as the case may be, at the Redemption Price, or the Board of Directors shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualifying Offer, effective immediately prior to the consummation of the Qualifying Offer, if, and only if, the Qualifying Offer is consummated within 60 days after either (x) the close of business on the 90th Business Day following receipt of the Special Meeting Notice if a Special Meeting is not held on or prior to such date or (y) the date on which the results of the vote on the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be. Nothing in this subparagraph (c) shall be construed as limiting or prohibiting the Company or any offeror from proposing or engaging in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company or such offeror; provided, however, that the holders of Rights shall have the rights set forth in this Agreement with respect to any such acquisition, disposition, transfer, merger, consolidation, sale, liquidation, dissolution, winding-up, business combination, transaction or action.

5.2    Effective Time; Expiration. This Agreement shall be effective at the Effective Time. The Rights and this Agreement shall expire at the Expiration Time and no Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except, if the Rights have been exchanged or redeemed, as provided in Sections 3.1 or 5.1, respectively.

5.3    Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Expiration Time pursuant to the terms of securities convertible or redeemable into shares of Common Stock or to options, warrants or other rights (other than any securities issued or issuable in connection with the exercise or exchange of Rights), in each case issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue to the holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate or Associate of an Acquiring Person or any transferee of any of the foregoing.

5.4    Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) prior to the Flip-in Date, in any respect and (ii) on or after the Flip-in Date, to make any changes that the Company may deem necessary or desirable (x) that shall not materially adversely affect the interests of the holders of Rights generally (other than the Acquiring Person or any Affiliate or Associate thereof), (y) in order to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with any other provisions herein or otherwise defective or (z) in order to satisfy any applicable law, rule or regulation, including any Trading Regulation on any applicable exchange so as to allow trading of the Company’s securities thereon. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company in writing, provided, that the Company has delivered to the Rights Agent a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment complies with the terms of this Agreement. Rights Agent agrees that time is of the essence in connection with any supplement or amendment that it is directed to execute. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.

5.5    Fractional Shares. If the Company elects not to issue certificates representing (or register on the stock transfer books of the Company) fractional shares upon exercise, redemption or exchange of Rights, the Company shall, in lieu thereof, in the sole discretion of the Board of Directors, either (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) pay to the registered holder of such Rights the appropriate fraction of the Market Price per share in cash. Whenever a payment for fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for, fractional shares under any Section of this Agreement relating to the payment of fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

5.6    Rights of Action. Subject to the terms of this Agreement (including Sections 3.1(b), 5.10 and 5.13), rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, the Board of Directors or the Company, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.7    Holder of Rights Not Deemed a Stockholder. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities that may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in

Section 5.8), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

5.8    Notice of Proposed Actions. In case the Company shall propose at or after the Separation Time and prior to the Expiration Time (i) to effect or permit a Flip-over Transaction or Event or (ii) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right, in accordance with Section 5.9, written notice of such proposed action, which shall specify the date on which such Flip-over Transaction or Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of the taking of such proposed action.

5.9    Notices. Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be in writing and shall be sufficiently given or made if in delivered or sent by nationally recognized overnight courier or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission (with written confirmation thereof) as follows:

CA, Inc.
520 Madison Avenue
22nd Floor
New York, NY 10022
Attention: Secretary
Facsimile: (212) 310-6222
Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by nationally recognized overnight courier or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission (with written confirmation thereof) as follows:
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services
.Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by nationally recognized overnight courier or by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice that is sent in the manner herein provided shall be deemed given, whether or not the holder receives the notice.
5.10    Suspension of Exercisability or Exchangeability. To the extent that the Board of Directors determines in good faith that some action will or need be taken pursuant to, or in order to properly give effect to, Sections 2.3, 3.1 or 4.4 or to comply with federal or state securities laws or applicable Trading Regulations, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period sufficient to allow it to take such action or comply with such laws or Trading Regulations. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement (with prompt written notice to the Rights Agent) stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required. Upon such suspension, any rights of action vested in a holder of Rights shall be similarly suspended.
Failure to give a notice pursuant to the provisions of this Agreement shall not affect the validity of any action taken hereunder.

5.11    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
5.12    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.
5.13    Determination and Actions by the Board of Directors, etc. The Board of Directors (or any duly authorized committee thereof) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and calculations deemed necessary or advisable for the administration or implementation of this Agreement, without limitation, including the right to determine the Rights to be null and void pursuant to Section 3.1, after taking into account the purpose of this Agreement and the Company’s interest in maintaining an orderly trading market in the outstanding shares of Common Stock; provided, however, that nothing in this Section 5.13 shall give the Board of Directors the right to modify the Rights Agent’s rights, duties, obligations or immunities under this Agreement without the written consent of the Rights Agent. All such actions, interpretations, calculations and determinations done or made by the Board of Directors (including by a committee of the Board of Directors to the extent permitted by applicable law) shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons. The Rights Agent shall always be entitled to assume that the Board of Directors acted in good faith and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.
5.14    Descriptive Headings; Section References. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.
5.15    GOVERNING LAW; EXCLUSIVE JURISDICTION.
(a)    THIS AGREEMENT, EACH RIGHT AND EACH RIGHTS CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN SUCH STATE; PROVIDED, HOWEVER, THAT ALL PROVISIONS REGARDING THE RIGHTS, DUTIES, LIABILITIES AND OBLIGATIONS OF THE RIGHTS AGENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.
(b)    (i)    THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF SUCH COURT SHALL LACK SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. The Company and each holder of Rights acknowledge that the forum designated by this paragraph (b) has a reasonable relation to this Agreement, and to such Persons’ relationship with one another.
(ii)    The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (b)

(i). The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this paragraph (b). The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Persons.

5.16    Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile, PDF or other electronic means) and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.17    Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable; provided, that if any such excluded term or provision shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

5.18    Customer Identification Program. The Company acknowledges that the Rights Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent may request information from the Company that will help the Rights Agent to identify the Company, including without limitation the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Rights Agent deems necessary. The Company agrees that the Rights Agent cannot accept an appointment hereunder unless and until the Rights Agent verifies the Company’s identity in accordance with the Customer Identification Program requirements.

5.19    Withholding. In the event that the Company, the Rights Agent or their agents determine that they are obligated to withhold or deduct any tax or other charge under any applicable law on actual or deemed payments or distributions hereunder to a holder of the Rights, Common Stock or other cash, securities or other property, the Company, the Rights Agent or their agents shall be entitled, but not obligated, to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property (including, without limitation, Rights, Preferred Stock, Common Stock or cash) that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Company, the Rights Agent or their agents, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CA, INC.

By:    /s/ Michael C. Bisignano
Name:    Michael C. Bisignano
Title:    Executive Vice President, General Counsel and Corporate Secretary

COMPUTERSHARE TRUST COMPANY, N.A.

By:    /s/ Dennis V. Moccia
Name:    Dennis V. Moccia
Title:    Manager, Contract Administration

EXHIBIT A

[FORM OF RIGHTS CERTIFICATE]

Certificate No. W-	_________________ Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY “ACQUIRING PERSONS” OR “AFFILIATES” OR “ASSOCIATES” THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.
RIGHTS CERTIFICATE
CA, INC.
This certifies that ____________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Stockholder Protection Rights Agreement, dated as of November 30, 2015 (as amended from time to time, the “Rights Agreement”), between CA, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the Expiration Time (as such term is defined in the Rights Agreement), one one-thousandth of a fully paid share of Preferred Stock (as defined in, and subject to adjustment as provided in, the Rights Agreement), at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed at the office of the Rights Agent designated for such purpose. The Exercise Price shall initially be $120 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.
In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of an entity other than the Company or securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Rights Agreement.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available without cost upon written request.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.001 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one one-thousandth of a share of Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Rights Agreement.

B-A-1

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Date:    ____________

ATTEST:	CA, INC.
	By:	/
Secretary

Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Authorized Signature

B-A-2

[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer this Rights Certificate.)

FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto
(Please print name

and address of transferee)
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: _______________, ____
Signature Guaranteed:	Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)
Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15. A notary is not sufficient.
The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

B-A-3

NOTICE
In the event the certification set forth above is not properly completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

B-A-4

[To be attached to each Rights Certificate]
FORM OF ELECTION TO EXERCISE
(To be executed if holder desires to
exercise the Rights Certificate.)

TO:	CA, INC.

The undersigned hereby irrevocably elects to exercise _____________________ whole Rights represented by the attached Rights Certificate to purchase the shares of Participating Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:
______________________________

Address:
______________________________
______________________________
______________________________
Social Security or Other Taxpayer
Identification Number:
______________________________

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
______________________________

Address:
______________________________
______________________________
______________________________
Social Security or Other Taxpayer
Identification Number:
______________________________

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad‑15. A notary is not sufficient.
Dated: __________, ____
Signature Guaranteed: _________________________
Signature

B-A-5

(Signature must correspond to
name as written upon the face
of this Rights Certificate in
every particular, without
alteration or enlargement or
any change whatsoever)

(To be completed if true)
The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).
______________________________
Signature

NOTICE
In the event the certification set forth above is not properly completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

B-A-6

EXHIBIT B

FORM OF CERTIFICATE OF DESIGNATION AND TERMS
OF PARTICIPATING PREFERRED STOCK OF CA, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

We, the undersigned, __________________ and ___________________, the _______________ and ____________________, respectively, of CA, Inc., a Delaware corporation (the “Corporation”), do hereby certify as follows:
Pursuant to authority granted by Article FOURTH of the Restated Certificate of Incorporation of the Corporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted the following resolutions fixing the designations and certain terms, powers, preferences and other rights of a new series of the Corporation’s Preferred Stock, Class A, without par value, and certain qualifications, limitations and restrictions thereon:
RESOLVED, that there is hereby established a series of Preferred Stock, Class A, without par value, of the Corporation, and the designation and certain terms, powers, preferences and other rights of the shares of such series, and certain qualifications, limitations and restrictions thereon, are hereby fixed as follows:
(i)    The distinctive serial designation of this series shall be “Series Two Participating Preferred Stock, Class A” (hereinafter called “this Series”). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.
(ii)    The number of shares in this Series shall initially be [600,000], which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares which are whole number multiples of one one-thousandth of a share, which fractional shares shall entitle the holder, in proportion to such holder’s fractional share, to all rights of a holder of a whole share of this Series.
(iii)    The holders of full or fractional shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends, (A) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and (B) on the last day of March, June, September and December in each year, in an amount per whole share of this Series equal to the excess (if any) of $___ over the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.

B-A-7

The term “Reference Package” shall initially mean 1,000 shares of Common Stock, par value $0.10 per share (“Common Stock”) of the Corporation. In the event the Corporation shall at any time after the close of business on December 11, 2015 (A) declare or pay a dividend on any Common Stock payable in Common Stock, (B) subdivide any Common Stock or (C) combine any Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof.
Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.
So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend or other distribution) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on this Series and such other stock shall bear to each other the same ratio that accumulated dividends per share on the shares of the Series and such other stock bear to each other. Neither the Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation), unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid.
(iv)    In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.
(v)    In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock or any other stock of the Corporation ranking junior to this Series upon liquidation, to be paid in full an amount per whole share of this Series equal to the greater of (A) $1,000 or (B) the aggregate amount distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the “Liquidation Preference”), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.
In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to the first paragraph of this Section (v), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a party with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of

B-A-8

the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.
Upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to the first paragraph of this Section (v) before any payment shall be made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.
For the purposes of this Section (v), the consolidation or merger of, or binding statutory share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.
(vi)    The shares of this Series shall not be redeemable.
(vii)    In addition to any other vote or consent of stockholders required by law or by the Restated Certificate of Incorporation, as amended, of the Corporation, and except as otherwise required by law, each share (or fraction thereof) of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and shall have the number of votes thereon that a holder of the Reference Package would have.
(viii)    If and whenever dividends payable on this Series and any other class or series of stock of the Corporation ranking on a parity with this Series as to payment of dividends (any such class or series being herein referred to as “dividend parity stock”) shall be in arrears in an aggregate amount equal to at least six quarterly dividends (whether or not consecutive), the number of directors then constituting the Board of Directors shall be increased by two and the holders of shares of this Series together with the holders of all other affected classes and series of dividend parity stock similarly entitled to vote for the election of two additional directors, voting separately as a single class, shall be entitled to elect the two additional directors at any annual meeting of stockholders or any special meeting of the holders of shares of this Series and such dividend parity stock called as hereinafter provided. Whenever all arrears in dividends on the shares of this Series and dividend parity stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set aside for payment, then the right of the holders of shares of this Series and such dividend parity stock to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as directors by the holders of shares of this Series and such dividend parity stock shall forthwith terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of this Series and such dividend parity stock, the Secretary of the Corporation may, and upon the written request of any holder of shares of this Series (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of shares of this Series and such dividend parity stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the by-laws for a special meeting of the stockholders or as required by law. If any such special meeting so required to be called shall not be called by the Secretary within 20 days after receipt of any such request, then any holder of shares of this Series may (at the Corporation’s expense) call such meeting, upon notice as herein provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by holders of shares of this Series and such dividend parity stock, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders upon the nomination of the then remaining director elected by holders of shares of this Series and such dividend parity stock or the successor of such remaining director. If the holders of shares of this Series become entitled under the foregoing provisions to elect or participate in the election of two directors as a result of dividend arrearages, such entitlement shall not affect the right of such holders to vote as stated in paragraph (vii), including the right to vote in the election of the remaining directors.

B-A-9

(ix)    This Series shall rank as to the payment of dividends and distributions and amounts upon liquidation, dissolution and winding-up junior to all other series or shares of Preferred Stock unless otherwise expressly provided in the terms of such series or shares of Preferred Stock
(x)     In the event that the Corporation or its agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions to a holder of the shares of this Series, the Corporation or its agents shall be entitled to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Corporation or its agent, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.
IN WITNESS WHEREOF, the undersigned have signed and attested this certificate on the ___ day of ____________, ____.

______________________________

ATTEST:
______________________________

B-A-10

E11580-P80791-Z68094

CA, INC.
ANNUAL MEETING OF STOCKHOLDERS
AUGUST 3, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Michael P. Gregoire, Michael C. Bisignano and Lawrence M. Egan, Jr., or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CA, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/CA2016 at 10:00 a.m., Eastern Daylight Time, on August 3, 2016, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3, 4 AND 5. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

technologies
CA, INC.
ONE CA PLAZA
ISLANDIA, NY 11749

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CA2016**

You may attend the meeting on August 3, 2016 at 10:00 a.m. Eastern Daylight Time via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E11579-P80791-Z68094 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CA, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3, 4 AND 5.

Vote on Directors

1. Election of Directors

Nominees:

		For	Against	Abstain
1A	Jens Alder	☐	☐	☐
1B	Raymond J. Bromark	☐	☐	☐
1C	Michael P. Gregoire	☐	☐	☐
1D	Rohit Kapoor	☐	☐	☐
1E	Jeffrey G. Katz	☐	☐	☐
1F	Kay Koplovitz	☐	☐	☐
1G	Christopher B. Lofgren	☐	☐	☐
1H	Richard Sulpizio	☐	☐	☐
1I	Laura S. Unger	☐	☐	☐
1J	Arthur F. Weinbach	☐	☐	☐
1K	Renato (Ron) Zambonini	☐	☐	☐

Vote on Proposals	For	Against	Abstain
2. Proposal No. 2 - To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017.	☐	☐	☐
3. Proposal No. 3 - To approve, by non-binding vote, the compensation of Named Executive Officers.	☐	☐	☐
4. Proposal No. 4 - To re-approve the CA, Inc. 2011 Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.	☐	☐	☐
5. Proposal No. 5 - To ratify the November 2015 Stockholder Protection Rights Agreement.	☐	☐	☐

	Yes	No
For address changes/comments, mark here. (see reverse for instructions)	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date